                                                               EXHIBIT 10.(i)(G)


                              U.S. $1,000,000,000

                   POST-PETITION LOAN AND GUARANTY AGREEMENT



                           DATED AS OF JULY 8, 1997


                                     AMONG


                      MONTGOMERY WARD & CO., INCORPORATED

                                      AND

                                LECHMERE, INC.,
                                 AS BORROWERS

                                      AND

                        THE GUARANTORS SIGNATORY HERETO
                                 AS GUARANTORS

                                      AND

                     GENERAL ELECTRIC CAPITAL CORPORATION
                              AS AGENT AND LENDER

                                      AND

             THE OTHER LENDERS SIGNATORY HERETO FROM TIME TO TIME
                                  AS LENDERS

     POST-PETITION LOAN AND GUARANTY AGREEMENT, DATED AS OF JULY 8, 1997 (THE "AGREEMENT"), AMONG MONTGOMERY WARD & CO., INCORPORATED, AN ILLINOIS CORPORATION
 ---------
AND A DEBTOR AND DEBTOR IN POSSESSION ("BORROWER REPRESENTATIVE"), LECHMERE,
                                        -----------------------
INC., A MASSACHUSETTS CORPORATION AND A DEBTOR AND DEBTOR IN POSSESSION ("LECHMERE" AND TOGETHER WITH THE BORROWER REPRESENTATIVE, THE "BORROWERS"),
  --------                                                      ---------
MONTGOMERY WARD HOLDING CORP., A DELAWARE CORPORATION AND A DEBTOR AND DEBTOR IN POSSESSION ("PARENT" OR "GUARANTOR"), AS GUARANTOR, THE OTHER GUARANTORS
             ------      ---------
SIGNATORY HERETO (TOGETHER WITH PARENT AND THE BORROWERS, THE "CREDIT PARTIES"),
                                                               --------------
AND GENERAL ELECTRIC CAPITAL CORPORATION, A NEW YORK CORPORATION (IN ITS INDIVIDUAL CAPACITY, "GE CAPITAL"), FOR ITSELF, AS LENDER, AND AS AGENT (THE
                      ----------
"AGENT") FOR LENDERS, AND THE OTHER LENDERS SIGNATORY HERETO FROM TIME TO TIME.
 -----

                                   RECITALS
                                   --------

     WHEREAS, ON JULY 7, 1997 (THE "PETITION DATE"), EACH BORROWER, PARENT AND
                                    -------------
EACH OTHER GUARANTOR FILED A VOLUNTARY PETITION FOR RELIEF UNDER CHAPTER 11 OF THE BANKRUPTCY CODE WITH THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE (THE "BANKRUPTCY COURT"); AND
               ----------------

     WHEREAS, BORROWERS AND GUARANTORS ARE CONTINUING TO OPERATE THEIR BUSINESSES AND MANAGE THEIR PROPERTIES AS DEBTORS IN POSSESSION PURSUANT TO SECTIONS 1107 AND 1108 OF THE BANKRUPTCY CODE; AND

     WHEREAS, AN IMMEDIATE AND ON-GOING NEED EXISTS FOR BORROWERS AND GUARANTORS TO OBTAIN ADDITIONAL FUNDS IN ORDER TO CONTINUE THE OPERATION OF THEIR BUSINESSES AS DEBTORS IN POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE AND, ACCORDINGLY, BORROWERS HAVE REQUESTED THAT LENDERS EXTEND POST-PETITION FINANCING AND MAKE REVOLVING CREDIT ADVANCES AND INCUR LETTER OF CREDIT OBLIGATIONS, AND LENDERS ARE WILLING TO PROVIDE SUCH CONTINUING POST-PETITION FINANCING AND INCUR SUCH ADDITIONAL OBLIGATIONS UPON THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT; AND

     WHEREAS, IT IS CONTEMPLATED BY THE PARTIES HERETO THAT ON OR AFTER THE PETITION DATE, THE BANKRUPTCY COURT WILL ENTER THE INTERIM FINANCING ORDER, WHICH WILL APPROVE THIS AGREEMENT AND WILL AUTHORIZE THE BORROWERS AND GUARANTORS, PURSUANT TO SECTION 364 OF THE BANKRUPTCY CODE, TO INCUR INTERIM AND SECURED AND SUPER-PRIORITY INDEBTEDNESS UNDER THE TERMS AND CONDITIONS OF THIS AGREEMENT; AND

     WHEREAS, IN ACCORDANCE WITH THE INTERIM FINANCING ORDER, THE PERMANENT

FINANCING ORDER (WHEN ENTERED INTO BY THE BANKRUPTCY COURT), AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, LENDERS WILL MAKE POST-PETITION LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO BORROWERS; AND

     WHEREAS, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN ANNEX A. ALL ANNEXES, DISCLOSURE SCHEDULES, EXHIBITS AND
                    -------
OTHER ATTACHMENTS (COLLECTIVELY, "APPENDICES") HERETO, OR EXPRESSLY IDENTIFIED
                                  ----------
IN THIS AGREEMENT, ARE INCORPORATED HEREIN BY REFERENCE, AND TAKEN TOGETHER, SHALL CONSTITUTE BUT A SINGLE AGREEMENT. THESE RECITALS SHALL BE CONSTRUED AS
                                                --------
PART OF THE AGREEMENT.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS HEREINAFTER CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

1.   AMOUNT AND TERMS OF CREDIT
     --------------------------

     1.1. Credit Facilities.
          -----------------

     (a)  Revolving Credit Facility.  (i)  Subject to the terms and conditions
          -------------------------
hereof, each Lender agrees to make available from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving
                                                                     ---------
Credit Advance").  The Pro Rata Share of the Revolving Loan of any Lender shall
--------------
not at any time exceed its separate Revolving Loan Commitment. The obligations of each Lender hereunder shall be several and not joint. The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the lesser of (A) the Maximum Amount and (B) the Borrowing Base less, in each case, the sum
                                                     ----
of (1) the Reserve Factor multiplied by the aggregate outstanding stated amount
                          ----------
of the Letter of Credit Obligations incurred in respect of the Trade Letters of Credit and (2) one hundred percent (100%) of the Letter of Credit Obligations incurred in respect of the Standby Letters of Credit and (3) the aggregate amount of the Swing Line Loan outstanding at such time ("Borrowing
                                                         ---------
Availability"); provided that at no time shall the aggregate outstanding amount
                --------
of the Revolving Loans and the Swing Line Loans ever exceed the Maximum Amount. Until the Commitment Termination Date, Borrowers may from time to time jointly and severally borrow, repay and reborrow under this Section 1.1(a). Each
                                                    --------------
Revolving Credit Advance shall be made on notice by Borrower Representative to Agent. Those notices must be given no later than (1) 11:00 a.m. (Chicago time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) 11:00 a.m. (Chicago time) on the date which is three (3) Business Days prior to the proposed

Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Revolving Credit Advance") must be given in writing (by telecopy or
 ----------------------------------
overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall
                                                -----------------
include the information required in such Exhibit and such other information as may be required by Agent. If Borrowers desire to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower Representative must comply with Section 1.5(e).
                 --------------

     (ii) Borrowers shall execute and deliver to each Lender a note to evidence the Revolving Loan Commitment of that Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(a)(ii)
                                                        ------------------
(each a "Revolving Note" and, collectively, the "Revolving Notes"). Each
         --------------                          ---------------
Revolving Note shall represent the obligation of Borrowers to pay the amount of each Lender's Revolving Loan Commitment or, if less, the applicable Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances together with interest thereon as prescribed in Section 1.5. The
                                                         -----------
entire unpaid balance of the aggregate Revolving Credit Advances and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

     (b)  Swing Line Facility.  (i)  Agent shall notify the Swing Line Lender
          -------------------
upon Agent's receipt of any Notice of Revolving Credit Advance. Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time until the Commitment Termination Date, advances (each, a "Swing Line Advance") in accordance with any such notice. The
          ------------------
aggregate amount of Swing Line Advances outstanding shall not exceed the lesser of (A) the Swing Line Commitment and (B) the Borrowing Base less the sum of the
                                                            ----
outstanding balance of the Revolving Credit Advances at such time plus the sum
                                                                  ----
of (1) the Reserve Factor multiplied by the aggregate outstanding stated amount of the Letter of Credit Obligations incurred in respect of the Trade Letters of Credit and (2) one hundred percent (100%) of the aggregate outstanding stated amount of the Letter of Credit Obligations incurred in respect of the Standby Letters of Credit ("Swing Line Availability"). Until the Commitment Termination
                    -----------------------
Date, Borrowers may from time to time borrow, repay and reborrow under this

Section 1.1(b).  Each Swing Line Advance shall be made pursuant to a Notice of
--------------
Revolving Credit Advance delivered to Agent by Borrower Representative on behalf of the Borrowers in accordance with Section 1.1(a). Those notices must be given
                                    --------------
no later than 12:30 p.m. (Chicago time) on the Business Day of the proposed Swing Line Advance. Notwithstanding any other provision of this Agreement or the other Loan Documents, the Swing Line Loan shall constitute an Index Rate Loan. Borrowers shall repay the aggregate outstanding principal amount of the Swing Line Loan upon demand therefor by

Agent or the Swing Line Lender.

     (ii) Borrowers shall execute and deliver to the Swing Line Lender a promissory note to evidence the Swing Line Commitment. The note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(b)(ii) (the "Swing
                                                  ------------------       -----
Line Note").  The Swing Line Note shall represent the obligation of Borrowers to
---------
pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to Borrowers together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the
                                  -----------
Swing Line Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date if not sooner paid in full.

     (iii) Refunding of Swing Line Loans.  The Swing Line Lender, at any time
           -----------------------------
and from time to time in its sole and absolute discretion, may on behalf of Borrowers (and each Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Lender (including the Swing Line Lender) to make a Revolving Credit Advance to Borrowers (which shall be an Index Rate
Loan) in an amount equal to such Lender's Pro Rata Share of the principal amount of Borrowers' Swing Line Loan (the "Refunded Swing Line Loan") outstanding on
                                    ------------------------
the date such notice is given. Regardless of whether the conditions precedent set forth in this Agreement to the making of an Advance are then satisfied, each Lender shall disburse directly to Agent, its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender, prior to 2:00 p.m. (Chicago time) in immediately available funds on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan.

     (iv)  [Intentionally Omitted.]

     (v)   Lenders' Obligations Unconditional.  Each Lender's obligation to make
           ----------------------------------
Revolving Credit Advances in accordance with Section 1.1(b)(iii) shall be
                                             -------------------
absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any inability of Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Advance is to be made or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     (c)  Reliance on Notices; Appointment of Borrower Representative.  Agent
          -----------------------------------------------------------
shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Conversion/Continuation or similar notice believed by Agent to be genuine. Agent may assume that each Person executing and delivering such a notice was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary. Borrowers hereby designate Borrower Representative as their representative and agent on their behalf for the purposes of issuing Notices of Revolving Credit Advances and Notices of Conversion/Continuation, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options and requesting Letters of Credit and each Borrower and Guarantor hereby designates Borrower Representative as its representative and agent on its behalf for the purposes of giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or any Guarantor under the Loan Documents. Borrower Representative hereby accepts such appointment. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative signed by any authorized officer listed on Disclosure
                                                                   ----------
Schedule (1.1(c)) as a notice or communication from all Borrowers and
-----------------
Guarantors, and may give any notice or communication required or permitted to be given to Borrowers or any Guarantor hereunder to Borrower Representative on behalf of the Borrowers and Guarantors. Borrowers and Guarantors agree that each notice, election, representation and warranty, covenant, agreement and undertaking made on their behalf by Borrower Representative shall be deemed for all purposes to have been made by each Borrower and each Guarantor and shall be binding upon and enforceable against each Borrower and each Guarantor to the same extent as if the same had been made directly by each Borrower and each Guarantor.

     1.2. Letters of Credit.  Subject to and in accordance with the terms and
          -----------------
conditions contained herein and in Annex B, Borrower Representative, on behalf
                                   -------
of the Borrowers, shall have the right to request, and Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of Borrowers.

     1.3. Prepayments.
          -----------

     (a)  Voluntary Prepayments.  Borrowers may at any time (i) with respect to
          ---------------------
Index Rate Loans, on at least one (1) day's prior written notice by Borrower Representative to Agent and (ii) with respect to LIBOR Rate Loans, three (3) days' prior written notice by Borrower Representative to Agent, voluntarily prepay all or part of the Loans and, at the option of Borrower Representative, permanently reduce (but not terminate) the Revolving Loan Commitment; provided
                                                                      --------
that (A) any such prepayments or reductions shall be in a minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess of such amount, (B) any such prepayment shall be used first to prepay the Swing Line Loan and second
                                  -----                                   ------
to repay the outstanding Revolving Credit Advances and (C) the Revolving Loan Commitment shall not be reduced to an amount less than $350,000,000. In addition, Borrowers may at any time on at least ten (10) days' prior written notice by Borrower Representative to Agent terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other Obligations
            --------
shall be immediately due and payable in full. Any such voluntary prepayment and any such reduction or termination of the Revolving Loan Commitment must be accompanied by the payment of any LIBOR funding breakage costs in accordance with Section 1.12(b). Upon any such prepayment and reduction or termination of
     ---------------
the Revolving Loan Commitment, Borrowers' rights to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on their behalf, or request Swing Line Advances, shall simultaneously be permanently reduced or terminated, as the case may be; provided that a permanent reduction
                                           --------
of the Revolving Loan Commitment below $700,000,000 shall require a corresponding pro rata reduction (to the extent below $700,000,000) in the L/C Sublimit. Each notice of partial prepayment shall designate the Obligations to which such prepayment is to be applied.

     (b)  Mandatory Prepayments.  If at any time the outstanding balance of the
          ---------------------
Loans exceeds the lesser of (i) the Maximum Amount and (ii) the Borrowing Availability at such time, Borrowers shall immediately repay the aggregate outstanding Revolving Credit Advances and Swing Line Loan to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances and Swing Line Loan, Borrowers shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex B to the extent required to eliminate such excess.
                        -------

     (c)  Concentration Accounts.  If Borrowers adopt the cash management system
          ----------------------
pursuant to Section 5.10, the daily Loan repayments pursuant thereto shall be
            ------------
deemed to
be voluntary prepayments (but not permanent reductions of the Revolving Loan Commitment), but such prepayments shall be made automatically and shall not require Borrowers' compliance with the procedures specified in Section 1.3(a).
                                                               --------------

     1.4. Use of Proceeds.  From and after the Closing Date, Borrowers agree
          ---------------
that the proceeds from the Revolving Loan and the Swing Line Loan may only be used to fund Borrowers' and Guarantors' working capital requirements and capital expenditures and for general corporate purposes, including, without limitation, Permitted Expenses and, prior to the occurrence of a Default or an Event of Default, Permitted Prepetition Claim Payments. Notwithstanding the foregoing,
(a) no proceeds from the Revolving Loan or the Swing Line Loan may be used for making loans or advances to or on behalf of any Subsidiary of Borrower that is not a Credit Party, except as permitted pursuant to Section 6.8 and (b)
                                                    -----------
Permitted Expenses shall not include and the proceeds of the Revolving Loans or the Swing Line Loan may not be used to pay for or fund, fees or disbursements incurred by professionals including, without limitation, any professionals retained by the Credit Parties, to the extent incurred to contest in any proceeding or any other action (i) the validity, binding effect or enforceability of any of the Loan Documents or the Notes or the amount of the Loans or the Obligations outstanding hereunder and thereunder or (ii) any other rights or interests of the Agent or any Lender under any of the Loan Documents. Nothing herein shall in any way prejudice or prevent the Agent or any Lender from objecting, for any reason, to any requests or applications made by any party for compensation or reimbursement of expenses pursuant to sections 330 or 331 of the Bankruptcy Code the payment of which may be made using proceeds from the Revolving Credit Advances and the Swing Line Loan as a Permitted Expense.

     1.5. Interest and Applicable Margins.  (a)  Borrowers shall pay interest
          -------------------------------
to Agent, for the ratable benefit of Lenders in accordance with the Loans being made by each Lender, in arrears on each applicable Interest Payment Date at the following rates: (i) with respect to the Revolving Credit Advances, at the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; and (ii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin.

     The Applicable Revolver Index Margin, Applicable Revolver LIBOR Margin, the Applicable Standby L/C Margin and the Applicable Trade L/C Margin will be 0.75%, 2.00%, 2.00% and 1.75% per annum, respectively, as of the Closing Date.

     (b) If any payment on any Revolving Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

     (c) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable. The Index Rate shall be determined each day based upon the Index Rate as in effect each day. Each determination by Agent of an interest rate hereunder shall be conclusive, absent manifest error.

     (d) So long as any Event of Default shall have occurred and be continuing, the interest rates applicable to the Loans and the Letter of Credit Fees shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder ("Default Rate"), and
                                                          ------------
all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand.

     (e) So long as no Default or Event of Default shall have occurred and be continuing, and subject to the additional conditions precedent set forth in
Section 2.2, Borrower Representative shall have the option to (i) request that
-----------
any Revolving Credit Advances be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Revolving Loans from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.12(b) if such conversion is
                                        ---------------
made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Revolving Loan as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Revolving Loan shall commence on the last day of the LIBOR Period of the Revolving Loan to be continued. Any Revolving Loan to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess of such amount. Any such election must be made by 11:00 a.m. (Chicago time) on the third (3rd) Business Day prior to (A) the date of any proposed Revolving Credit Advance which is to bear interest at the LIBOR Rate, (B) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (C) the date on which Borrower Representative wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower Representative in such election. If no election is received with respect to a LIBOR Loan by 11:00 a.m. (Chicago time) on the third
(3rd) Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default shall have occurred and be continuing or if the additional conditions precedent set forth in Section 2.2 shall not have been
                                                 -----------
satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower Representative must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the form of Exhibit 1.5(e). No
           ---------------------------------                  --------------
Loan may be made as or converted into a LIBOR Loan until sixty (60) days after the Closing Date unless Borrowers shall pay any loss (including losses resulting from a lower Rate being applicable to such reemployed funds) or expense arising from the reemployment of the funds obtained by them or from fees payable to terminate deposits from which such funds were obtained each time an assignment is made to a Lender pursuant to Section 9.1 hereof during such sixty (60) day
                                -----------
period.

     (f)  Notwithstanding anything to the contrary set forth in this Section
                                                                     -------
1.5, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum
                            -------------------
Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided that if at any time thereafter the
                                     --------
rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this Section 1.5(f) the
                                                           --------------
interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 1.5(a) through (e) above, unless
                                       ---------------         ---
and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this Section 1.5(f) shall again apply. In no event shall the total
               --------------
interest received by any Lender pursuant to the terms hereof exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 1.5(f), a court of competent
                                       --------------
jurisdiction shall finally determine that a Lender has received interest hereunder in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in Section 1.9 and thereafter shall refund any excess to Borrowers or as a
   -----------
court of competent jurisdiction may otherwise order.

     1.6. Calculation of Borrowing Base.  Based on the most recent Borrowing
          -----------------------------
Base Certificate delivered by Borrowers to Agent and on other information available to Agent, including without limitation, the information provided pursuant to subsection (b) of Annex F, Agent shall, from time to time, for
            --------------    -------
purposes of this Agreement, calculate the Borrowing Base and, in its reasonable credit judgment and in accordance with its customary business practices, determine: (a) Borrowing Availability, (b) which Inventory of Borrowers shall be "Eligible Inventory," (c) what constitutes "Eligible Real Property," (d) the
 ------------------                         ----------------------
Fair Market Value of the Eligible Real Property and (e) the amount of Signature Availability. Agent reserves the right, at any time and from time to time after the Closing Date, in its reasonable credit judgment, to adjust any of the exclusionary criteria set forth below or set forth in the definition of "Eligible In-Transit Inventory" or "Eligible Real Property," to establish new
------------------------------      ----------------------
criteria and to adjust advance rates with respect to Eligible Inventory and Eligible Real Property, subject to the approval of the Supermajority Lenders in the case of adjustments or new criteria or changes in advance rates which have the effect of making more credit available. In addition, from time to time, in its reasonable judgment, Agent may establish new Reserves or modify any existing Reserves with respect to the calculation of the Borrowing Base. Without limiting the foregoing, in the event that (x) in any Fiscal Month, the Signature Earnings decrease by twenty percent (20%) or more compared to the Signature Earnings in the corresponding Fiscal Month in the prior Fiscal Year or (y) Borrower Representative actively solicits offers from third parties to enter into a transaction involving the sale, transfer, conveyance or other disposition of the Stock or all or substantially all of the assets of Signature and the highest bona fide offer received by Borrower Representative in connection therewith is less than the amount of Signature Availability used by Agent in its most recent determination of the Borrowing Base, then, in either such event the Agent may, in accordance with its reasonable credit judgment, establish a Reserve against Signature Availability.

     In determining whether any particular Inventory of any Borrower constitutes Eligible Inventory, Agent shall not include any such Inventory to which any of the exclusionary criteria set forth below applies. Eligible Inventory shall not include any Inventory:

     (a) that is not owned by such Borrower free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower's performance with respect to that Inventory);

     (b) that is (i) not located on premises owned, leased or operated by such Borrower or (ii) stored with a bailee, warehouseman or similar Person, unless Agent has given its prior consent thereto and unless (A) a satisfactory bailee letter or landlord waiver has been delivered to Agent, or (B) Reserves satisfactory to Agent have been established with respect thereto, or (iii) located at any site if the aggregate book value of Inventory at any such location is less than $100,000;

     (c) that is placed on consignment or is in transit or is otherwise not located on premises owned or leased by such Borrower (other than Eligible In-Transit Inventory);

     (d) that is covered by a negotiable document of title, unless such document has been delivered to Agent;

     (e) that, in Agent's reasonable determination, is excess, obsolete, unsalable, shopworn, seconds, damaged, slow-moving, "out-of-box" or unfit for sale (determined in accordance with Agent's customary business practices) or which has been returned and, in Agent's reasonable determination, qualifies for any of the foregoing criteria;

     (f) that consists of display items, floor models, raw materials, work in process or materials used or consumed or to be used or consumed in any Borrower's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies determined in accordance with Agent's customary business practices;

     (g) that is not of a type held for sale in the ordinary course of such Borrower's business;

     (h) that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

     (i)  that is not covered by casualty insurance acceptable to Agent;

     (j) that consists of merchandise that has been discontinued, parts used in servicing or repair of inventory sold by any Borrower or merchandise in liquidation centers (including Genco and Outlet World); or

     (k) that is otherwise unacceptable to Agent in its reasonable credit judgment in accordance with the customary business practices of Agent.

     1.7. Fees.  (a)  The Borrowers shall pay to Agent, on the Closing Date and
          ----
in advance on each July 8, an annual administrative fee in the amount of $250,000 per annum (the "Administrative Agency Fee").
                         -------------------------

     (b) As additional compensation for the Lenders, Borrowers agree to pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee in respect of the Lenders' Revolving Loan Commitments in an amount equal to 0.35% per annum (calculated on the basis of a 360-day year for actual days elapsed) of the difference between (i) the Maximum Amount (as it may be reduced from time to time) and (ii) the average for the period of the daily closing balances of the aggregate Revolving Loan and the Swing Line Loan outstanding during the period for which such fee is due (the "Line of Credit Fee").
 ------------------

     (c)  In addition, Borrowers shall pay to Lenders the Fees specified in
Section 2.1(a)(iii) and Annex B.
-------------------     -------

     1.8. Receipt of Payments.  Borrowers shall make each payment under this
          -------------------
Agreement not later than 2:00 p.m. (Chicago time) on the day when due in immediately available funds in Dollars to the Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability as of any date, all payments shall be deemed received on the day of receipt of immediately available funds therefor in the Collection Account prior to 2:00 p.m. Chicago time. Payments received after 2:00 p.m. Chicago time on any Business Day shall be deemed to have been received on the following Business Day.

     1.9. Application and Allocation of Payments.  (a) So long as no Event of
          --------------------------------------
Default shall have occurred and be continuing (i) voluntary prepayments shall be applied as determined by Borrower Representative, subject to the provisions of
Section 1.3(a) and (ii) mandatory prepayments shall be applied as set forth in
--------------
Section 1.3(b).  As to each other payment, and as to all payments made when an
--------------
Event of Default shall have occurred and be continuing or following the Commitment Termination Date, Borrowers hereby irrevocably waive the right to direct the application of any and all payments received from or on behalf of such Borrowers, and Borrowers hereby irrevocably agree that Agent shall have the continuing exclusive right to apply any and all such payments against the

Obligations of Borrowers as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder; (2) to interest on the Swing Line Loan; (3) to the principal amount of the Swing Line Loan; (4) to interest on the Revolving Loan; (5) to the principal amount of the Revolving Loan and to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B, ratably, to the aggregate, combined principal balance of the
   -------
Revolving Credit Advances and outstanding Letter of Credit Obligations; and (6) to all other Obligations including expenses of Lenders to the extent reimbursable under Section 11.3.
                   ------------

     (b) Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrowers and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with
Section 5.7) and interest and principal, other than principal of the Revolving
-----------
Loan, owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers fail to promptly pay any such amounts as and when due, even if such charges would cause the balance of the aggregate Revolving Credit Advances and the Swing Line Loan to exceed Borrowing Availability. At Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

     1.10. Superpriority and Liens.  The Revolving Credit Advances, the Swing
           -----------------------
Line Loan, the Letter of Credit Obligations, the Guaranteed Obligations, all obligations in respect of the Notes, all obligations of the Credit Parties hereunder and all other Obligations shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each of the Credit Parties in their chapter 11 cases which are administrative expense claims having priority over any and all administrative expenses of the kind specified in section 503(b) or 507(b) of the Bankruptcy Code, except for Permitted Expenses, and such claims shall, pursuant to section 364(c)(2) of the Bankruptcy Code, at all times be secured by a first priority Lien on all cash maintained in the Cash Collateral Account and any direct investments of the funds contained therein.

     1.11. Loan Account and Accounting.  Agent shall maintain a loan account
           ---------------------------
(the "Loan Account") on its books to record: (a) all Revolving Credit Advances;
      ------------
(b) all Swing Line Advances; (c) all payments made by Borrowers; and (d) all other debits and credits as provided in this Agreement with respect to the Revolving Loan or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers; provided that any failure to so record or any error in so recording
           --------
shall not limit or otherwise affect Borrowers' duties to pay the Obligations. Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loan. Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (specifically describing the basis for each such objection), within thirty (30) days after the receipt of such accounting by Borrower Representative, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers.

     1.12. Indemnity.  (a)  Each Credit Party that is a signatory hereto shall
           ---------
jointly and severally indemnify and hold harmless each of Agent, Lenders and their respective Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), from and against any and all suits, actions, proceedings,
 ------------------
claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement or any other Loan Document or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided that no such
                          -----------------------    --------
Credit Party shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from that Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN

DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

     (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise); (ii) Borrowers shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) Borrowers shall default in making any borrowing of, conversion into or continuation of LIBOR Loans after Borrower Representative has given notice requesting the same in accordance herewith; or (iv) Borrowers shall fail to make any prepayment of a LIBOR Loan after Borrower Representative has given a notice thereof in accordance herewith, Borrowers shall jointly and severally indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including resulting from a lower Rate being applicable to such reemployed funds) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided that each Lender may fund
                                            --------
each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower Representative with its written calculation of all amounts payable pursuant to this Section 1.12(b), and such calculation shall be binding on the parties
     ---------------
hereto unless Borrower Representative shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

     1.13. Access.  Each Credit Party shall, during normal business hours, from
           ------
time to time upon one (1) Business Day's prior notice as frequently as Agent reasonably determines to be appropriate: (a) provide Agent and any of its officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of each Credit Party; (b) permit Agent, and any of its officers, employees and agents, to inspect, audit and make extracts from any Credit Party's books and records; and (c) permit Agent, and its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Inventory of any Borrower. If a Default or Event of Default shall have occurred and be continuing, each such Credit Party shall provide such access to Agent and to each Lender at all times and without advance notice. Furthermore, so long as any Event of Default shall have occurred and be continuing, Borrowers shall provide Agent and each Lender with access to their suppliers and customers. Each Credit Party shall make available to Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records which Agent may request. Each Credit Party shall deliver any document or instrument necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for such Credit Party, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Credit Party. Agent will give Lenders at least ten (10) days' prior written notice of regularly scheduled audits. Representatives of other Lenders may accompany Agent's representatives on regularly scheduled audits at no charge to Borrowers.

     1.14. Taxes.  (a)  Any and all payments by any Credit Party hereunder
           -----
(including any payments made pursuant to Section 12) or under the Notes shall be
                                         ----------
made, in accordance with this Section 1.14, free and clear of and without
                              ------------
deduction for any and all present or future Taxes. If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (including any sum payable pursuant to Section 12) or under the Notes,
                                                 ----------
(i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.14) Agent or Lenders, as
                                   ------------
applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) such Credit Party shall make such deductions, and (iii) such Credit Party shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrower Representative shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof.

     (b) Each Credit Party that is a signatory hereto shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of such Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.14) paid by Agent or
                                               ------------
such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

     (c) Each Lender organized under the laws of a jurisdiction outside the United

States (a "Foreign Lender") as to which payments to be made under this Agreement
           --------------
or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower Representative and Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender
 ------------------------
under this Agreement shall provide a Certificate of Exemption to Borrower Representative and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption.

     1.15. Capital Adequacy; Increased Costs; Illegality.  (a)  If any Lender
           ---------------------------------------------
shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower Representative and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

     (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower Representative and to Agent by such Lender, shall be conclusive and binding on Borrowers for all purposes, absent manifest error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.15(b).
                                                               ---------------

     (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower Representative through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrowers shall forthwith prepay in full all outstanding LIBOR Loans owing by Borrowers to such Lender, together with interest accrued thereon, unless Borrower
                                                     ------
Representative on behalf of such Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all such Loans into Index Rate Loans; provided that to the extent permitted by law, Borrower may defer such
       --------
prepayment or conversion to the end of the applicable LIBOR Period.

     (d)  Replacement of Lender in Respect of Increased Costs.  Within fifteen
          ---------------------------------------------------
(15) days after receipt by Borrower Representative of written notice and demand from any Lender (an "Affected Lender") for payment of additional amounts or
                     ---------------
increased costs as provided in Section 1.14(a), 1.15(a) or 1.15(b), Borrower
                               ------------------------    -------
Representative may, at its option, notify Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default shall have occurred and be continuing, Borrower Representative, with the consent of Agent, may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for the Affected Lender, which Replacement Lender must be
  ------------------
satisfactory to Agent.  If Borrowers obtain a Replacement Lender within ninety
(90) days following notice of their intention to do so, the Affected Lender must sell and assign its Loans and Revolving Loan Commitments to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale; provided that Borrowers shall have reimbursed such
                       --------
Affected Lender for any additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment.

Notwithstanding the foregoing, Borrowers shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs or additional amounts within fifteen (15) days following its receipt of Borrowers' notice of intention to replace such Affected Lender. Furthermore, if Borrowers give a notice of intention to replace and do not so replace such Affected Lender within ninety (90) days thereafter, Borrowers' rights under this
Section 1.15(d) shall terminate and Borrowers shall promptly pay all increased
---------------
costs or additional amounts demanded by such Affected Lender pursuant to Sections 1.14(a), 1.15(a) and 1.15(b).
-------------------------     -------

     1.16. Tranches.  Agent shall have the right, for a period of one hundred
           --------
eighty (180) days after the Closing Date, to cause each Credit Party to execute such documents as are necessary or, in Agent's sole opinion, desirable, to divide the Loans and Letter of Credit Obligations into two separate tranches of obligations so long as the overall weighted fees and expenses payable in respect of such tranches are not structured to be greater, and terms thereof are no more burdensome, than those fees, expenses and terms contained herein with respect to the Loans and Letter of Credit Obligations. The Obligation in each such tranche shall be evidenced by Tranche A Notes or Tranche B Notes, as applicable.

     1.17. Single Loan.  All Loans to Borrowers and all of the other
           -----------
Obligations arising under this Agreement and the other Loan Documents shall constitute general, joint and several, obligations of each Credit Party through the Termination Date.

     1.18. Subordination of Intercompany Obligations.
           -----------------------------------------

     (a) Each Credit Party covenants and agrees, that (i) all payments of the principal of (and premium, if any), and interest on, the Intercompany Obligations and any Liens securing the Intercompany Obligations are hereby subordinated in accordance with the provisions of this Section 1.18 and junior
                                                       ------------
in right of payment to the prior payment in full in cash or Cash Equivalents of all the Obligations and (ii) the Obligations are by the terms hereof expressly made superior in right of payment to the Intercompany Obligations and any such Liens.

     (b) Upon payment or distribution of assets or securities of any Credit Party of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of any Credit Party, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Credit Party, all Obligations shall first be paid in full in cash, or payment provided for in cash or Cash Equivalents in a manner satisfactory to Agent, before any Credit Party receives any direct or indirect payments or distributions, including, without limitation, by exercise of set-off, of any cash, property or securities on account of principal of (or premium, if any) or interest on the Intercompany Obligations. Agent, on behalf of the Lenders, shall be entitled to receive directly, for application to the payment of the Obligations, any payment or distribution of any kind, whether in cash, property or securities, made in respect of the Intercompany Obligations. Agent, on behalf of the Lenders, is hereby authorized to file an appropriate claim for the Intercompany Obligations in any such proceeding.

     (c) No direct or indirect payment of principal of (or premium, if any), or interest on, the Intercompany Obligations, whether pursuant to the terms of the Intercompany Obligations, upon acceleration, using the proceeds of any collateral for the Intercompany Obligations or otherwise, shall be made to any Credit Party if at the time of such payment there exists an Event of Default.
In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any Credit Party shall have received any payment on account of the Intercompany Obligations at a time when such payment is prohibited by such provision before the Obligations are paid in full, then and in such event, such payment or distribution shall be received and held in trust by such Credit Party apart from their other assets and paid over or delivered to the Agent to the extent necessary to pay in full, in cash, the principal of (or premium, if any), or interest on, the Obligations.

     (d) Until the Termination Date, no Credit Party may take any action to accelerate the maturity of any of the Intercompany Obligations or take any actions to enforce the payment of any of the Intercompany Obligations.

     (e)  The provisions of this Section 1.18 are intended to be for the benefit
                                 ------------
of, and shall be enforceable directly by, Agent, on behalf of the Lenders. Each Credit Party acknowledges that the Lenders are relying upon the provisions of this Section 1.18 in extending the Obligations.
     ------------

     (f) If any payment or distribution to which any Credit Party would otherwise have been entitled but for the provisions of this Section 1.18 shall
                                                            ------------
have been applied, pursuant to the provisions of this Section 1.18, to the
                                                      ------------
payment of the Obligations, then and in such case, the Credit Parties shall be entitled to receive any payments or distributions received by Agent, on behalf of the Lenders in excess of the amount sufficient to pay all the Obligations in full in cash or Cash Equivalents.

2.   CONDITIONS PRECEDENT
     --------------------

     2.1.  Conditions to the Initial Advance or Initial Letter of Credit
           -------------------------------------------------------------
Obligation.  Notwithstanding any other provision of this Agreement, no Lender
----------
shall be obligated to make any Revolving Credit Loan or incur any Letter of Credit Obligation unless and until the events set forth in Section 2.1(a) shall
                                                           --------------
have occurred or been waived in writing by the Agent and Lenders, and Credit Parties shall have delivered to Agent in form and substance satisfactory to Agent, the documents set forth in Section 2.1(b), each dated as of the Closing
                                  --------------
Date unless otherwise indicated.

     (a)   Events.
           ------

     (i) The Bankruptcy Court shall have entered the Interim Financing Order in the form annexed hereto as Annex D or with such modifications as are
                              -------
acceptable to Agent, in its sole and absolute discretion. Such Interim Financing Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect, and in the event that such order is the subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal.

     (ii) All proceedings taken in connection with the execution of this Agreement, the making of the Advances, the incurrence of Letter of Credit Obligations and the execution and delivery of all other Loan Documents and all documents and papers relating thereto shall be satisfactory to Agent and its counsel. Agent and its counsel shall have received copies of such documents and papers as Agent or counsel may reasonably request in connection therewith, all in form and substance satisfactory to Agent and its counsel.

     (iii) The Borrowers shall have paid to GE Capital, Agent and Lenders all fees due on the Closing Date, including but not limited to the following: (A) to GE Capital, the Fee specified in that certain fee letter of even date herewith among Borrowers and GE

Capital (the "GE Capital Fee Letter"); (B) to Agent, the Administrative Agency
              ---------------------
Fee; and (C) the fees and expenses due pursuant to Section 11.3 hereof.
                                                   ------------

     (iv) The interim order authorizing assumption of the Account-Related Agreements, in form and substance satisfactory to Agent, shall have been entered by the Bankruptcy Court and such order shall be in full force and effect (the "Interim Account-Related Order").
 -----------------------------

     (v) An order authorizing a cash management system for the Credit Parties, in form and substance satisfactory to Agent, shall have been entered by the Bankruptcy Court and such order shall be in full force and effect.

     (b)   Closing Documents.
           -----------------

     (i) Revolving Credit Notes to the order of each Lender duly executed by Borrowers.

     (ii) A Swing Line Note to the order of the Swing Line Lender duly executed by Borrowers.

     (iii) The GE Capital Fee Letter duly executed by Borrowers.

     (iv) Resolutions of the board of directors of each Credit Party, certified by the Secretary or Assistant Secretary of such Credit Party, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing
(A) the consummation of each of the transactions contemplated by the Loan Documents and (B) specific officers to execute and deliver this Agreement and the other Loan Documents.

     (v) Resolutions of the board of directors of each Credit Party, certified by the Secretary or Assistant Secretary of such Credit Party, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing the Petitions and all other transactions contemplated by the Petitions.

     (vi)  The financial statements and Projections referred to in Sections 3.5
                                                                   ------------
and 3.6 hereof, certified by the chief financial officer of Borrowers in such
    ---
capacity.

     (vii) A certificate of the chief executive officer, chief financial officer or chief operating officer of the Borrowers and Parent and, in the case of any Guarantor (other than Parent) the president or any vice president of such Credit Party, satisfactory in form and substance to Agent, stating that all of the representations and warranties of such Credit Party contained herein or in any of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date, and no event has occurred and is continuing, or would result from the making of the initial Advance or incurrence of Letter of Credit Obligations if made or incurred on the Closing Date, which constitutes or would constitute a Default or an Event of Default.

     (viii) Certificates of the Secretary or an Assistant Secretary of each Credit Party, dated the Closing Date, as to the incumbency and signatures of the officers of such Credit Party executing this Agreement, the Notes, each of the other Loan Documents and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

     (ix) Governmental certificates, dated the most recent practicable date prior to the Closing Date, with telegram updates where available, showing that the Credit Parties are organized and in good standing in their respective jurisdictions of organization and are qualified as foreign corporations and in good standing in all other jurisdictions in which they are qualified to transact business.

     (x) A copy of the organizational charter and all amendments thereto of Borrowers and Parent, each certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and a copy of the organizational charter and all amendments thereto of each other Credit Party, each certified as of the date hereof by the Secretary or Assistant Secretary of such Credit Party as true and correct as of the Closing Date.

     (xi) A copy of the by-laws of each Credit Party each certified by the Secretary or Assistant Secretary of such Credit Party as true and correct as of the Closing Date.

     (xii) Evidence that the casualty insurance policies required to be maintained pursuant to Section 5.7 and listed on Disclosure Schedule 2.1(b)(xii)
                       -----------               -------------------------------
are in full force and effect, certified by the insurer thereof.

     (xiii) A copy of a letter executed by Borrower Representative addressed to accountants of Borrowers instructing such accountants to comply with the provisions of Section 4.2.
              -----------

     (xiv) Favorable opinions of counsel to each Credit Party, in form and substance satisfactory to Agent.

     (xv) Copies of the real estate appraisals prepared by John Gadd & Associates shall have been delivered to Agent.

     (xvi) Such additional information and materials as Agent or Lenders may reasonably request, including, without limitation, copies of any debt agreements, security agreements and other material contracts.

     2.2.  Conditions to Each Advance and Each Letter of Credit Obligation.  It
           ---------------------------------------------------------------
shall be a further condition to the funding of any Loan, the incurrence of the initial and each subsequent Letter of Credit Obligation and the conversion or continuation of any Loan as a LIBOR Loan that the following statements shall be true on the date of each such funding, incurrence or conversion or continuation:

     (a) All of the representations and warranties of each Credit Party contained herein or in any of the other Loan Documents shall be correct in all material respects on and as of the Closing Date and the date of funding of each such Loan, incurrence of Letter of Credit Obligations or the continuation or conversion of any Loan into or as a LIBOR Loan as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by this Agreement.

     (b) No event shall have occurred and be continuing, or would result from the funding of any Loan, the incurrence of any Letter of Credit Obligation or the continuation or conversion of any Loan into or as a LIBOR Loan, which constitutes or would constitute a Default or an Event of Default.

     (c) No event or circumstance having a Material Adverse Effect shall have occurred since the date hereof.

     (d) Borrower Representative shall have delivered to Agent the Borrowing Base Certificate required by Section 4.1(b) for the period in which the Advance
                             --------------
is to be made or the Letter of Credit Obligation is to be incurred and after giving effect to such Advance (or the incurrence of such Letter of Credit Obligations), the aggregate outstanding principal amount of the Revolving Loan and the Swing Line Loan would not exceed the lesser of (i) the Maximum Amount and (ii) the Borrowing Base.

     (e) The Interim Financing Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect, or if the Permanent Financing Order shall have been entered by the Bankruptcy Court, it shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect, unless consented to by Agent.

     (f) The Lenders shall have received Real Estate appraisals as reasonably requested by Agent pursuant to Section 5.11.
                               ------------

     2.3. Representation and Confirmation.  The acceptance by Borrowers of the
          -------------------------------
proceeds of any Loan, the incurrence of any Letters of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date of such acceptance, incurrence, conversion or continuation, a representation and warranty by the Credit Parties that the conditions in this Article 2 have been satisfied.
                   ---------

3.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     To induce Lenders to make the Loans and to incur Letter of Credit Obligations, each as herein provided for, each Credit Party makes the following representations and warranties to Lenders, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this Agreement:

     3.1. Corporate Existence; Compliance with Law.  Such Credit Party (a) is a
          ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure so to qualify or to be in good standing would not have a Material Adverse Effect); (c) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (d) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (e) is in compliance with its certificate or articles of incorporation and by-laws; and (f) is in compliance with all applicable provisions of law where the failure to comply would have a Material Adverse Effect.

     3.2. Executive Offices.  The current location of such Credit Party's
          -----------------
executive offices and principal place of business is set forth in Disclosure
                                                                  ----------
Schedule (3.2).
--------------

     3.3. Subsidiaries.  No Credit Party has any Subsidiaries except those
          ------------
listed on Disclosure Schedule (3.3).
          -------------------------

     3.4. Corporate Power; Authorization; Enforceable Obligations.  The
          -------------------------------------------------------
execution, delivery and performance by such Credit Party of the Loan Documents to which it is a party and all instruments and documents to be delivered by such Credit Party, to the extent it is party thereto: (a) are within such Credit Party's corporate power; (b) have been duly authorized by all necessary or proper corporate action and by the Closing Date will be authorized by the Interim Financing Order pursuant to section 364 of the Bankruptcy Code; (c) are not in contravention of any provision of such Credit Party's certificates or articles of incorporation or by-laws; (d) will not, upon the entry of the Interim Financing Order by the Bankruptcy Court, violate any law or regulation, or any order or decree of any court or governmental instrumentality; (e) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound and the effect of which will not be subject to the automatic stay pursuant to section 362 of the Bankruptcy Code upon the entry of the Interim Financing Order by the Bankruptcy Court; (f) will not result in the creation or imposition of any Lien upon any of the property of such Credit Party; and (g) do not require the consent or approval of any governmental body, agency, authority or any other Person other than the entry by the Bankruptcy Court of the Interim Financing Order which by the Closing Date will be in full force and effect.
Each of the Loan Documents has been duly executed and delivered for the benefit of or on behalf of Credit Parties and each constitutes a legal, valid and binding obligation of Credit Parties, enforceable against them in accordance with its terms.

     3.5. Financial Statements.  (a)  All of the following consolidated balance
          --------------------
sheets of Borrower Representative and Parent and the related statements of income and cash flows (including the footnotes thereto), and the consolidating balance sheet of Parent, together with the related consolidating statement of income reflecting, in each case, the contribution of

Lechmere, Signature and Borrower Representative and its Subsidiaries (excluding Lechmere and Signature) to the balance sheet and statement of income of Parent, copies of which have been furnished to Lenders prior to the date of this Agreement, have been prepared in accordance with GAAP consistently applied throughout the periods involved, present fairly the financial position of such Person, in each case as at the dates thereof, and the results of operations and cash flows of such Person for the periods then ended (subject to normal year-end audit adjustments):

     (i) unaudited consolidated balance sheets of each of Parent and Borrower Representative and Parent as at March 29, 1997, and the related consolidated statements of income and cash flows for Fiscal Quarter then ended;

     (ii) unaudited consolidating balance sheet of Parent as at March 29, 1997, and the related consolidating statement of income for the Fiscal Quarter then ended;

     (iii) audited consolidated balance sheets of each of Parent and Borrower Representative as at December 28, 1996, and the related consolidated statements of income and cash flows for the Fiscal Year then ended; and

     (iv) consolidating balance sheet of Parent as at December 28, 1996, and the related consolidating statement of income for the Fiscal Year then ended delivered in connection with the consolidated balance sheet of Parent referred to in the immediately preceding clause (iii).
                                ------------

     (b)   Except as set forth on Disclosure Schedule 3.5(b), the Credit
                                  --------------------------
Parties, as of March 29, 1997, had no material obligations, contingent liabilities or liabilities for Charges, long-term leases (including operating leases or Synthetic Leases that are accounted for on an off balance sheet basis in accordance with GAAP) or unusual forward or long-term commitments which are not reflected in the Financial Statements referred to in Section 3.5(a)(i)
                                                         -----------------
(including the footnotes thereto) or listed on a Disclosure Schedule and which would have a Material Adverse Effect.

     (c) Other than payments of $3,066,875 made in respect of Parent's senior preferred stock on each of March 31, 1997 and December 31, 1996, no dividends or other distributions have been declared, paid or made upon any shares of Stock of Parent nor have any shares of Stock of any Credit Party been redeemed, retired, purchased or otherwise acquired for value by such Credit Party since December 28, 1996.

     3.6.  Projections.  The Projections of
           -----------

Credit Parties for the Fiscal Years ending on January 3, 1998 and January 2, 1999 and the six months ending June 26, 1999, copies of which have been delivered to Agent, are based upon Credit Parties' good faith estimates and assumptions, all of which are reasonable and fair in light of current conditions, have been prepared on the basis of the assumptions stated therein, and reflect Credit Parties' reasonable estimate of the results of operations and other information projected therein. No facts actually known to any Credit Party exist as of the Closing Date which would result in any material change in any of such Projections.

     3.7. Ownership of Property; Liens.  Each Credit Party owns and holds, with
          ----------------------------
respect to material Real Estate, good and marketable title thereto, and with respect to other material property, good and valid title, to its assets and property reflected in the balance sheets referred to in Section 3.5(a) or
                                                        --------------
acquired since such dates (other than assets and property sold or disposed of in the ordinary course of business), free and clear of any Lien except those permitted under Section 6.3.
                -----------

     3.8. Labor Matters.  As of the Closing Date (a) no strikes or other
          -------------
material labor disputes against any Credit Party are pending or, to any Credit Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Credit Party comply in all material respects with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matter; (c) all payments due from any Credit Party for employee health and welfare insurance have been paid or accrued as a liability on the books of such Credit Party; (d) except as set forth in Disclosure Schedule (3.8), no Credit
                                         -------------------------
Party is a party to or bound by any valid, binding and enforceable collective bargaining agreement, any consulting agreement with an individual or any employment agreement with an annual payment in excess of $75,000 (and true and complete copies of any agreements described on Disclosure Schedule (3.8) have
                                               -------------------------
been delivered to Agent); (e) there is no organizing activity involving any Credit Party pending or, to any Credit Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Credit Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Credit Party has made a pending demand for recognition; and (g) except as set forth in Disclosure Schedule (3.8), there are no material complaints or charges against
-------------------------
any Credit Party pending or, to the knowledge of any Credit Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Credit Party of any individual which is reasonably likely to result in a material liability.

     3.9.  Other Ventures.  Except as set forth in Disclosure Schedule (3.9), no
           --------------                          -------------------------
Credit Party is engaged in any joint venture or partnership with any other Person in which a Credit Party is a general partner or has liabilities similar to those of a general partner.

     3.10. Investment Company Act.  No Credit Party is an "investment company"
           ----------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Loans, the application of the proceeds and repayment thereof by Borrowers and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission (the "SEC") thereunder.
                              ---

     3.11. Margin Regulations.  No Credit Party owns any "margin security," as
           ------------------
that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and the proceeds of the
                             ---------------------
Loans will be used only for the purposes contemplated hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. No Credit Party will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

     3.12. Taxes.  (a)  All tax returns, reports and statements, including
           -----
information returns, required by any Governmental Authority to be filed by any Credit Party have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in good faith by appropriate proceedings. Proper and accurate amounts have been withheld by each Credit Party from its employees for all periods in full and complete compliance with all applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

Disclosure Schedule (3.12) sets forth as of the Closing Date those taxable years
--------------------------
for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Disclosure Schedule (3.12), no Credit Party has executed
                       --------------------------
or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Except as listed on Disclosure Schedule (3.12),
                                                  --------------------------
none of the Credit Parties and their respective predecessors are liable for any
Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC
Section 481(a), by reason of a change in accounting method or otherwise, which would have a Material Adverse Effect.

     (b) It is recognized and acknowledged by Agent and Lenders that, from 1976 through June 22, 1988, for federal income tax purposes Borrower Representative and its Subsidiaries were members of the affiliated group of which Mobil Corporation ("Mobil"), Borrower Representative's ultimate parent
                          -----
corporation during such period, was the common parent, and the income of Borrower Representative and its Subsidiaries was included in the consolidated federal income tax returns of Mobil for such period. All filings and payments with respect to such period have been made directly by Mobil, and all refunds with respect thereto have been paid directly to Mobil; and Borrower Representative and its Subsidiaries have made and received payments with respect to such taxes under tax sharing agreements with Mobil and/or a Subsidiary thereof. Accordingly, all representations and warranties made in this Section
                                                                      -------
3.12 with respect to federal income taxes as they relate to such period are
----
qualified to the best of Borrower Representative's general knowledge of Mobil's practices and procedures. To the best of its knowledge Borrower Representative has made all payments that are now due to Mobil under such tax sharing agreements.

     3.13. ERISA.  (a)  Disclosure Schedule (3.13) lists and separately
            -----        --------------------------
identifies all Title IV Plans, Multiemployer Plans, ESOPs and Retiree Welfare Plans. Copies of all such listed Plans (other than any Multiemployer Plans), together with a copy of the latest form 5500 for each such Plan, have been delivered to Agent. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred which is reasonably likely to cause the loss of such qualification or tax-exempt status. Each Plan is in material compliance with the applicable provisions of ERISA and the IRC, including the filing of reports required under the IRC or ERISA. No Credit Party or ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. No Credit Party or ERISA Affiliate has engaged in a prohibited transaction, as defined in Section 4975 of the IRC, in connection with any Plan, which would subject any Credit Party to a material tax on prohibited transactions imposed by Section 4975 of the IRC.

     (b)   Except as set forth in Disclosure Schedule (3.13): (i) no Title IV
                                  --------------------------
Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Credit Party, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five (5) years no Title IV Plan with Unfunded Pension Liabilities has been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate; and (vi) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Ratings Group or the equivalent by another nationally recognized rating agency.

     3.14. Brokers.  No broker or finder acting on behalf of any Credit Party
           -------
brought about the obtaining, making or closing of the loans contemplated by this Agreement and Borrowers have no obligation to any Person in respect of any finder's or brokerage fees in connection with the loans or other transactions contemplated by this Agreement.

     3.15. Trademarks, Copyrights and Licenses.  Each Credit Party owns all
           -----------------------------------
material licenses, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with the Patent and Trademark Office application or registration numbers, where applicable, on Disclosure Schedule (3.15) hereto
                                           --------------------------
under the name of such Credit Party. Each Credit Party conducts its business without infringement or claim of infringement of any license, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement would not have a Material Adverse Effect. There is no infringement or claim of infringement by others of any material license, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any Credit Party.

     3.16. Full Disclosure.  No information contained in this Agreement, the
           ---------------
other Loan Documents, the Financial Statements or any written statement furnished by or on behalf of Borrowers pursuant to the terms of this Agreement for use in connection with the transactions contemplated by this Agreement, which has previously been delivered to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made.

     3.17. Environmental Matters.  Except as set forth in Disclosure Schedule
           ---------------------                          -------------------
(3.17), as of the Closing Date: (a) the Real Estate is free of contamination
------
from any Hazardous Material except for such contamination that would not materially or adversely impact the value of such Real Estate or which would not result in Environmental Liabilities which could reasonably be expected to exceed $250,000 individually or $1,000,000 in the aggregate; (b) no Credit Party has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, from or about any of its Real Estate which release has not been remediated in compliance with Environmental Laws or which would not reasonably be expected to result in Environmental Liabilities in excess of $250,000 individually or $1,000,000 in the aggregate; (c) the Credit Parties are and have been in compliance with all Environmental Laws, except for such noncompliance which would not result in Environmental Liabilities which could reasonably be expected to exceed $250,000 individually or $1,000,000 in the aggregate; (d) the Credit Parties have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted and all such Environmental Permits are valid, uncontested and in good standing, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities which could reasonably be expected to exceed $250,000 individually or $1,000,000 in the aggregate; (e) no Credit Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, and no Credit Party has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations that are likely to result in any Environmental Liabilities of such Credit Party which could reasonably be expected to exceed $250,000 individually or $1,000,000 in the aggregate; (f) there is no pending, nor the knowledge of each Credit Party, threatened Litigation arising under or related to any

Environmental Laws, Environmental Permits or Hazardous Material which seeks damages, penalties, fines, costs or expenses in excess of $250,000 individually or $1,000,000 in the aggregate or injunctive relief, or which alleges criminal misconduct by any Credit Party; (g) no notice has been received by any Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes for which the Credit Party that received such notice has not settled its liability or alleged liability with respect thereto or which could reasonably be expected to result in Environmental Liabilities in excess of $250,000 individually or $1,000,000 in the aggregate; and (h) the Credit Parties have used commercially reasonable efforts to make available to Agent copies of any existing environmental reports, reviews and audits and all written information requested by Agent pertaining to actual or potential Environmental Liabilities, in each case relating to any Credit Party. To the knowledge of the Credit Parties, no site to which any of the Credit Parties arranged for the disposal and/or treatment of Hazardous Materials is listed or has been proposed for listing on the National Priorities List or CERCLIS, established by or pursuant to CERCLA, or any analogous state list identifying sites to be investigated or remediated as a result of the presence of Hazardous Materials, which could reasonably be expected to result in Environmental Liabilities in excess of $250,000 individually or $1,000,000 in the aggregate. The Credit Parties may, at any time, supplement (in writing by delivery of an amendment) Disclosure Schedule (3.17) with respect to any matter
                          --------------------------
they were required to disclose on Disclosure Schedule (3.17), but that they were
                                  --------------------------
not aware of as of the Closing Date. The failure of the Credit Parties to disclose any such matters as of the Closing Date that they were not aware of as of the Closing Date but of which they subsequently became aware and that were subsequently disclosed shall not be deemed to be a misrepresentation under this
Section 3.17.
------------

     3.18. Capital Structure.  Parent owns one hundred percent (100%) of the
           -----------------
Stock of Borrower Representative and Borrower Representative owns, directly or indirectly, one hundred percent (100%) of the capital stock of each other Credit Party.

     3.19. SEC Filings.  Each Credit Party has filed all required reports,
           -----------
schedules, forms, statements and other documents with the SEC since December 31, 1996 (the "SEC Documents"). As of their respective dates, the SEC Documents
           -------------
complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.20. Signature Earnings.  For the period ended May 31, 1997, Signature
           ------------------
Earnings were $114,500,000, the calculation of which is set forth on Disclosure
                                                                     ----------
Schedule (3.20).
---------------

     3.21. EBITDA.  For the period beginning December 29, 1996 and ending May
           ------
31, 1997, EBITDA was ($287,700,000), the calculation of which is set forth on Disclosure Schedule (3.21).
--------------------------

     3.22. Intercompany Obligations.  Other than the Liens granted in favor of
           ------------------------
Borrower Representative on the assets and properties of Lechmere, no Credit Party nor any Subsidiary of Parent holds a Lien on any of the assets or properties of any other Credit Party.

4.   FINANCIAL STATEMENTS AND INFORMATION
     ------------------------------------

     4.1.  Reports and Notices.  (a) Each Credit Party hereby agrees that from
           -------------------
and after the Closing Date and until the Termination Date, it shall deliver to Agent and/or Lenders the Financial Statements, notices, Projections and other information at the times, to the Persons and in the manner set forth in Annex E.
                                                                        -------

     (b) Each Credit Party hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent and/or Lenders the various Reports (including Borrowing Base Certificates in the form of Exhibit
                                                                      -------
4.1(b)) at the times, to the Persons and in the manner set forth in Annex F.
------                                                              -------

     4.2.  Communication with Accountants.  Each Credit Party authorizes Agent
           ------------------------------
and/or Lenders to communicate directly with its independent certified public accountants including Arthur Andersen LLP, and authorizes Borrower Representative to instruct those accountants and advisors to disclose and make available to Lenders any and all Financial Statements and other supporting financial documents, schedules and information relating to any Credit Party (including copies of any issued management letters) with respect to the business, financial condition and other affairs of any Credit Party. Agent will notify Borrower Representative prior to any planned communication with such accountants and advisors and, at its request, Borrower Representative may participate in any such communications.

5.   AFFIRMATIVE COVENANTS
     ---------------------

     Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

     5.1. Maintenance of Existence and Conduct of Business.  Each Credit Party
          ------------------------------------------------
shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises;
(ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; and (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

     5.2. Books and Records.  Each Credit Party shall keep adequate books and
          -----------------
records with respect to its business activities in which proper entries are made, reflecting all financial transactions.

     5.3. Compliance with Laws.  Each Credit Party shall comply with all
          --------------------
federal, state, local and foreign laws and regulations applicable to it, including those relating to licensing, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.4. Supplemental Disclosure.  From time to time as may be requested by
          -----------------------
Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of an Event of Default), the Credit Parties shall supplement each Disclosure Schedule hereto, or any representation herein or in
                -------------------
any other Loan Document, with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such
                                  -------------------
representation or which is necessary to correct any information in such Disclosure Schedule or representation which has been rendered inaccurate
     -------------------
thereby (and, in the case of any supplements to any Disclosure Schedule, such
                                                    -------------------
Disclosure Schedule shall be appropriately marked to show the changes made
-------------------
therein); provided that (a) except as specifically provided in Section 3.17, no
          --------                                             ------------
such supplement to any such Disclosure Schedule or representation shall be or be
                            -------------------
deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Agent and Requisite Lenders in writing; and (b) no supplement shall be required as to representations and warranties that relate solely to the Closing Date.

     5.5. Environmental Matters.  Each Credit Party shall and shall cause each
          ---------------------
Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance which could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions which are appropriate or necessary to comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Agent promptly after such Credit Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate which is reasonably likely to result in Environmental Liabilities in excess of $250,000; and (d) forward promptly to Agent a copy of any order, notice, request for information or any communication or report received by such Credit Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $250,000, in each case whether or not the environmental protection agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, which, in each case, could reasonably be expected to have a Material Adverse Effect, then the Borrower Representative shall, or shall cause the applicable Credit Party to, upon Agent's written request (a) cause the performance of such environmental audits including, if appropriate, subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrowers' expense, as Agent may from time to time request, which shall be conducted by reputable environmental consulting firms acceptable to Agent and shall be in form and substance acceptable to Agent, and (b) permit Agent or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrowers shall reimburse Agent for the costs of such audits and tests and the same will constitute a part of the Obligations.

     5.6. Employee Plans.  (a)  With respect to other than a Multiemployer
          --------------
Plan, for each Qualified Plan hereafter adopted or first maintained by any Credit Party or any ERISA Affiliate, Borrowers shall (i) seek, or cause their respective ERISA Affiliates to seek, and receive determination letters from the IRS to the effect that such Qualified Plan is qualified within the meaning of
Section 401(a) of the IRC and (ii) from and after the adoption of any such Qualified Plan, cause such plan to be qualified in all material respects within the meaning of Section 401(a) of the IRC and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the IRC.

     (b) With respect to each welfare benefit plan, as defined in Section 3(1) of ERISA, hereafter adopted or maintained by any Credit Party or any ERISA Affiliate, such Credit Party shall comply, or cause its ERISA Affiliates to comply, in all material respects with the notice and continuation coverage requirements of Section 4980B of the IRC and the regulations thereunder.

     (c) (i) Promptly and in any event within thirty (30) days after any Credit Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred and (ii) promptly and in any event within ten (10) days after any Credit Party or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the IRC has been filed with respect to any Qualified Plan, such Credit Party shall furnish to Agent a written statement of a Certifying Officer or other appropriate officer of such Credit Party describing such ERISA Event or waiver request and the action, if any, which such Credit Party or any ERISA Affiliate proposes to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto.

     (d) Promptly and in any event within thirty (30) days after the filing thereof by any Credit Party or any ERISA Affiliate, such Credit Party shall furnish to Agent a copy of each annual report (Form 5500 Series, including Schedule B thereto) with respect to each Pension Plan, and upon request by Lender, with respect to any other Plan; provided that with respect to The
                                        --------
Montgomery Ward & Co., Incorporated Retirement Security Plan, such reports shall be furnished only promptly upon the request of Agent or within thirty (30) days after filing thereof by any Credit Party or any ERISA Affiliate if there is any material adverse change in the funding status of such plan.

     (e) Promptly and in any event within thirty (30) days after receipt thereof, Borrowers shall furnish to Agent a copy of any adverse notice, determination letter, ruling or opinion any Credit Party or any ERISA Affiliate receives from the PBGC, DOL or IRS with respect to any Qualified Plan.

     (f) Promptly and in any event within ten (10) Business Days after receipt thereof, Borrowers shall furnish to Agent a copy of any correspondence any Credit Party or any ERISA Affiliate receives from the plan sponsor (as defined by Section 4001(a)(10) of ERISA) of any Multiemployer Plan concerning potential withdrawal liability of any Credit Party or any ERISA Affiliate, or notice of any reorganization, with respect to any Multiemployer Plan, together with a written statement of a Certifying Officer or other appropriate officer of such Credit Party of the action which such Credit Party or any ERISA Affiliate proposes to take with respect thereto.

     (g) Promptly and in any event within thirty (30) Business Days after the adoption thereof, Borrowers shall furnish to Agent notice of (i) any amendment to a Title IV Plan which results in an increase in benefits or the adoption of any new Title IV Plan, and (ii) any amendment to a, or adoption of a new, welfare benefit plan, as defined in Section 3(1) of ERISA, which any Credit Party maintains, contributes or has an obligation to contribute to, and which results in a material increase in benefits for retirees or material new benefits for retirees.

     (h) Promptly and in any event after receipt of written notice of commencement thereof, Borrowers shall furnish to Agent notice of any action, suit or proceeding before any court or other governmental authority affecting any Credit Party or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined, could not have a Material Adverse Effect.

     (i) Promptly and in any event within thirty (30) days after notice or knowledge thereof, Borrowers shall furnish to Agent notice that any Credit Party becomes subject to the tax on prohibited transactions imposed by Section 4975 of the IRC, together with a copy of Form 5330.

     5.7. Insurance.  Each Credit Party shall maintain, and cause each
          ---------
Subsidiary of any Credit Party to maintain, such insurance upon its Real Estate, Inventory, Equipment and other assets and properties (including self-insurance to the extent of, and in a manner consistent with, the past practices of such

Credit Party) to such extent and against such hazards and liabilities as required by law or customarily maintained by companies similarly situated.

     5.8.  Payment of Obligations.  (a) Subject to Section 5.8(b), each Credit
           ----------------------                  --------------
Party shall pay and discharge or cause to be paid and discharged promptly all Postpetition Charges payable by it, including (i) Postpetition Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Postpetition Charges with respect to tax, social security and unemployment withholding with respect to its employees, and (ii) lawful claims incurred after the Petition Date for labor, materials, supplies and services or otherwise, before any thereof shall become past due.

     (b) Each Credit Party may in good faith contest, by appropriate proceedings, the validity or amount of any Postpetition Charges or claims described in Section 5.8(a); provided that (i) at the time of commencement of
             --------------  --------
any such contest no Event of Default shall have occurred and be continuing; (ii) adequate reserves with respect to such contest are maintained on the books of such Credit Party, in accordance with GAAP; (iii) such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Postpetition Charges or claims or any Lien in respect thereof; (iv) no Lien shall be imposed to secure payment of such Postpetition Charges or claims other than Permitted Encumbrances; (v) such Credit Party shall promptly pay or discharge such contested Postpetition Charges or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Credit Party or the conditions set forth in this Section 5.8(b) are no longer met; and (vi)
                                 --------------
Agent has not advised Borrowers in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

     5.9.  Further Assurances.  Each Credit Party executing this Agreement
           ------------------
agrees that it shall and shall cause each other Credit Party to, at such Credit Party's expense and upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectually the provisions and purposes of this Agreement or any other Loan Document.

     5.10.  Cash Management System.  At the request of Agent or the Requisite
            ----------------------
Lenders, each of the Credit Parties
shall enter into blocked account agreements pursuant to which all remittances and payments received by any of the Credit Parties shall be deposited into concentration accounts under the sole dominion and control of Agent, for the benefit of the Lenders. Amounts in the concentration accounts, if, as and when established, shall be used to repay, on a daily basis, the Loans.

     5.11.  Appraisals of Eligible Real Property.  The Agent (or the Requisite
            ------------------------------------
Lenders acting through the Agent) may require Borrowers, at any time, to retain an independent third party appraiser with at least ten (10) years continuous experience in the appraisal of property of the generally same kind and character as the Eligible Real Property, to conduct an appraisal of the real property, buildings and improvements (whether held in fee or by leasehold) that are stores, warehouses or other business facilities operated by any Credit Party in the ordinary course of its business. Such independent third party appraiser shall be acceptable to Agent or Requisite Lenders, as applicable, in the exercise of its or their reasonable discretion, as the case may be. Such appraisal be for the purpose of establishing the cash price that would be paid for such real property, buildings or improvements in an arm's-length sale transaction between an informed and willing purchaser (other than a purchaser currently in possession) under no compulsion to purchase and an informed and willing seller under no compulsion to sell. Borrowers shall be obligated to pay for the first set of appraisals requested by Agent or the Requisite Lenders, as applicable, and so long as a Default or Event of Default has not occurred and is continuing, the Borrowers shall only be obligated to pay for additional appraisals once in any twelve-month period.

     5.12.  Business Plan.  Promptly after the Closing Date, the Credit Parties
            -------------
shall provide Agent with a business plan that shall describe in reasonable detail the strategic, operational and financial goals and projections for the Credit Parties, taken as a whole, including, without limitation, information on any planned store openings or closings, the anticipated effect thereof and any planned Capital Expenditures (the "Business Plan"). In addition, the Credit
                                   -------------
Parties will provide Agent with a certificate from a "Big Six" accounting firm that the assumptions in the Business Plan are reasonable and fair in light of the conditions then known and that the methodologies used in the Business Plan are correct.

     5.13.  Appraisals of Inventory.  Borrowers shall permit an outside
            -----------------------
inventory valuation specialist designated by Agent to conduct a valuation of Borrowers' Inventory at the expense of Borrowers and at such time or times during each Fiscal Year as Agent may reasonably specify; provided
                                                         --------
that unless a Default or Event of Default is continuing or the aggregate outstanding Revolving Loans exceed $500,000,000, Borrowers shall not be obligated to pay for more than one such valuation in any period of one hundred eighty (180) consecutive days.

     5.14.  Leases.  Borrower Representative shall deliver to Agent notice of
            ------
any proposal by a Credit Party to (a) enter into a lease of real property with aggregate payment obligations in excess of $2,000,000 per year or (b) renew a lease for real property with aggregate payment obligations in excess of $2,000,000 per year.

6.   NEGATIVE COVENANTS
     ------------------

     Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that, without the prior written consent of Agent and the Requisite Lenders, from and after the date hereof until the Termination Date:

     6.1.  Mergers, Subsidiaries, Etc.  No Credit Party shall directly or
           ---------------------------
indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary, or (b) merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or acquire, any Person or any division of any Person; provided that any Guarantor (other than Parent)
                               --------
may merge with any other Credit Party.

     6.2.  Indebtedness.  No Credit Party shall create, incur, assume or permit
           ------------
to exist any Indebtedness, except (without duplication) (a) Indebtedness secured by purchase money security interests, Capital Leases and Synthetic Leases permitted in clauses (c) and (d) of Section 6.3; (b) the Loans and the other
             -----------     ---    -----------
Obligations; (c) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law; (d) Indebtedness existing on the date hereof and described in Disclosure Schedule (6.2); (e) Intercompany Obligations between or among
   -------------------------
Credit Parties; (f) Indebtedness incurred pursuant to the Account-Related Agreements; and (g) intercompany loans and advances made by any Credit Party in the ordinary course of business to (i) Hong Kong, in an amount not to exceed $10,000,000 at any one time outstanding or (ii) Signature, in an amount not to exceed $100,000,000 at any time outstanding. In addition, no Credit Party shall waive or forgive any Indebtedness owed by Hong Kong or Signature to any Credit Party.

     6.3.  Liens.  No Credit Party shall create, incur, assume or permit to
           -----
exist any Lien on or with respect to its properties or assets (whether now owned or hereafter acquired) except for (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and set forth on Disclosure Schedule (6.3); (c)
                                              -------------------------
Liens, other than those Liens permitted pursuant to clause (d) below, created
                                                    ----------
after the Petition Date by conditional sale or other title retention agreements (including Capital Leases and Synthetic Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Credit Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness, Synthetic Lease Obligations and Capital Lease Obligations of not more than $50,000,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt, Capital Lease Obligations or Synthetic Lease Obligations, such Indebtedness is incurred within twenty (20) days following such purchase and does not exceed one hundred percent (100%) of the purchase price or original cost of the subject assets and such purchase money debt, Capital Lease Obligations and Synthetic Lease Obligations shall be junior in priority to the Obligations); and (d) Liens, other than those Liens permitted pursuant to clause (c) above, created after the Petition Date by operating
            ----------
leases, Capital Leases or Synthetic Leases in connection with the acquisition and installation of point-of-sale Equipment to be used in the operations of Borrowers, requiring Borrowers to make payments in the aggregate of not more than $25,000,000 in any Fiscal Year (provided that such Liens attach only to such point-of-sale equipment subject to such operating lease obligations, Capital Lease Obligations and Synthetic Lease Obligations, such Indebtedness does not exceed one hundred percent (100%) of the purchase price or original cost of such point-of-sale equipment and such operating lease obligations, Capital Lease Obligations and Synthetic Lease Obligations shall be junior in priority to the Obligations). In addition, no Credit Party shall become a party to any agreement, note, indenture or instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and the Lenders, as collateral for the Obligations, except operating leases, Capital Leases, Synthetic Leases or licenses which prohibit Liens upon the assets that are subject thereto.

     6.4.  Sale of Stock and Assets.  No Credit Party shall sell, transfer,
           ------------------------
convey, assign or otherwise dispose of any of its properties or other assets, including its Stock or the Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise), other than (to the extent not prohibited by the Bankruptcy Code) (a) the sale of Inventory in the ordinary course of business; (b) other sales of assets (including sales of Inventory undertaken outside the ordinary course of business) having a book value not exceeding $100,000,000 in the aggregate in any Fiscal Year, in each case, as to all Credit Parties; (c) the sale of the buildings and land owned by Borrower Representative commonly referred to, in the aggregate, as Borrower Representative's "Chicago corporate complex," which is located in Chicago, Illinois; and (d) the sale of the Stock or all or substantially all of the assets of Signature; provided that Borrower
                                                        --------
Representative may not sell, transfer, convey, assign or otherwise dispose of the Stock of Signature or permit the sale, transfer, conveyance, assignment or other disposition of all or substantially all of the assets of Signature if, after deducting Signature Availability from the Borrowing Base and after giving effect to any written commitments from the Borrower Representative to pay all or any portion of such sale proceeds to Agent, the aggregate outstanding amount of Revolving Credit Loans and Letter of Credit Obligations will exceed the Borrowing Base (after giving effect to such deduction and any such agreement).

     6.5.  ERISA.  No Credit Party shall, or shall cause or permit any ERISA
           -----
Affiliate to, cause or permit to occur an event which could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

     6.6.  Financial Covenants.  Borrowers shall not breach or fail to comply
           -------------------
with any of the financial covenants (the "Financial Covenants") set forth in
                                          -------------------
Annex G.
-------

     6.7.  Hazardous Materials.  No Credit Party shall cause or permit a Release
           -------------------
of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value of any of the Real Estate, other than such violations or impacts which could not reasonably be expected to have a Material Adverse Effect.

     6.8.  Restricted Payments.  No Credit Party shall make any Restricted
           -------------------
Payment, except dividends, distributions and payments by a Credit Party to (a) any other Credit Party or (b) holders of options to purchase the common stock of Parent in respect of rescission of such options in an amount not to exceed in the aggregate $60,000,

     6.9.  Affiliate Transactions.  Except as permitted by order of the
           ----------------------
Bankruptcy Court, no Credit Party shall enter into or be a party to any transaction with any other Credit Party or any Affiliate thereof (other than Hong Kong or Signature) except in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of such Credit Party, other than repayments to Marinco of any amounts owing to Marinco under the Borrower Representative's workers' compensation insurance program with Marinco; provided that any arrangements permitted pursuant to this
                      --------
Section 6.9 with Hong Kong or Signature shall be discontinued immediately if
-----------
such entity ceases to be an Affiliate of any Credit Party (subject to entering into interim, short term transition services or support agreements in connection with the disposition of any such entity). All such non-arm's-length transactions (other than transactions with Hong Kong, Signature or any wholly owned Subsidiary of a Credit Party) existing as of the date hereof are described on Disclosure Schedule (6.9).
-------------------------

     6.10.  Business.  No Credit Party shall make any changes in any of its
            --------
business objectives, purposes or operations which could in any way adversely affect the repayment of the Loans or any of the other Obligations or could have or result in a Material Adverse Effect.

     6.11.  Modifications to Interim Financing Order or Permanent Financing
            ---------------------------------------------------------------
Order.  (a)  No Credit Party shall consent to any amendment, supplement or other
-----
modification of any of the terms or provisions contained in, or applicable to the Interim Financing Order or the Permanent Financing Order.

     (b) No Credit Party shall make any Permitted Prepetition Claim Payments after the occurrence and during the continuance of a Default or an Event of Default.

     6.12.  Application to the Court. No Credit Party shall apply to the
            ------------------------
Bankruptcy Court for authority to (a) take any action that is prohibited by the terms of this Agreement or the other Loan Documents, (b) refrain from taking any action that is required to be taken by the terms of this Agreement or the other Loan Documents or (c) permit any Indebtedness or Claim to be pari passu with or senior to the Obligations, except, prior to the occurrence of an Event of Default, for Permitted Prepetition Claim Payments and, after the occurrence of an Event of Default, Permitted Expenses may be senior to the Obligations.

7.   TERM
     ----

     7.1.  Termination.  The financing arrangements contemplated hereby shall be
           -----------
in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

     7.2.  Survival of Obligations Upon Termination of Financing Arrangements.
           ------------------------------------------------------------------
Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agent and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agent and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided that in all events the
                                       --------
provisions of Section 11, the payment obligations under Sections 1.14 and 1.15,
              ----------                                -------------     ----
and the indemnities contained in the Loan Documents shall survive the Termination Date.

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES
     --------------------------------------

     8.1.  Events of Default.  The occurrence of any one or more of the
           -----------------
following events (regardless of the reason therefor) shall constitute an "Event
                                                                          -----
of Default" hereunder:
----------

     (a) Any Credit Party (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable; or (ii) fails to pay or reimburse Agent or any Lender for any expense reimbursable hereunder or under any other Loan Document within ten (10) days following Agent's or such Lender's demand for such reimbursement or payment of expenses.

     (b) Any Credit Party shall fail or neglect to perform, keep or observe any of the provisions of Section 1.4, Section 6 or any of the provisions set forth
                     -----------  ---------
in Annex G.
   -------

     (c) Any Credit Party shall fail or neglect to perform, keep or observe any of the provisions of Section 4, Section 5 or any provisions set forth in Annexes
                     ---------  ---------                                -------
E or F, and the same shall remain unremedied for three (3) days or more.
-    -

     (d) Any Credit Party shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section
                                                                      -------
8.1) and the same shall remain unremedied for twenty (20) days or more.
---

     (e) Any information contained in any Borrowing Base Certificate shall be untrue or incorrect in any material respect (other than untrue or inaccurate information which resulted in the Borrowing Base being under-reported), or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a Borrowing Base Certificate) made or delivered to Agent or any Lender by any Credit Party shall be untrue or incorrect in any material respect as of the date when made or deemed made.

     (f) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the validity or enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms).

     (g) A final order authorizing assumption of the Account-Related Agreements (the "Permanent Account-Related Order") has not been entered by the Bankruptcy
      -------------------------------
Court on or prior to the date the Permanent Financing Order is entered.

     (h) The Permanent Account-Related Order shall have been reversed, modified, amended or stayed in any respect or shall not be in full force and effect for any reason other than any modification of the Permanent Account-Related Order made on account of a termination of the Lechmere Agreement (hereinafter defined) in circumstances not constituting an Event of Default under Section 8.1(i).
      --------------

     (i) Any default or breach by any Borrower shall occur and be continuing under any of the following agreements or any of the following agreements shall be terminated for any reason: (1) the Account-Related Agreement dated as of April 1, 1996 by and between Montgomery Ward Credit Corporation and Borrower Representative; (2) the Bank Credit Card Program Agreement, dated as of April 1, 1996, by and between Monogram Credit Card Bank of Georgia ("Monogram") and Borrower Representative; or (3) the Interim Consumer Credit Card Program Agreement, dated as of March 13, 1996 (the "Lechmere Agreement") by and between Monogram and
                           ------------------
Lechmere; provided that the termination of the Lechmere Agreement in connection
          --------
with a liquidation of all or substantially all of Lechmere's inventory or a termination of Lechmere's business operations shall not constitute an Event of Default under this Section 8.1(i).
                   --------------

     (j) There shall occur any event which would have a Material Adverse Effect which has not been stayed as a consequence of the chapter 11 cases of any of the Credit Parties; provided that no event disclosed by the Projections shall be
                --------
deemed to have a Material Adverse Effect, if the effect of such event is not substantially different than reflected in the Projections.

     (k) Any Credit Party shall have incurred any single Environmental Liability in excess of $5,000,000 or the Credit Parties shall have incurred aggregate Environmental Liabilities in excess of $25,000,000 (less, in each
                                                              ----
case, any insurance proceeds actually received by the applicable Credit Party or Credit Parties on account of any such Environmental Liability or Environmental Liabilities) the effect of which is not stayed as a consequence of the chapter 11 cases of the Credit Parties.

     (l) (i) With respect to any Plan, a prohibited transaction within the meaning of Section 4975 of the IRC or Section 406 of ERISA occurs which in the reasonable determination of Agent is likely to result in direct or indirect liability to any Credit Party, (ii) with respect to any Title IV plan, the filing of a notice to voluntarily terminate any such plan in a distress termination, (iii) with respect to any Multiemployer Plan, any Credit Party or any ERISA Affiliate shall incur any Withdrawal Liability, (iv) with respect to any Qualified Plan, any Credit Party or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the IRS, or (v) with respect to any Title IV Plan or Multiemployer Plan which has an ERISA Event not described in clauses (ii) -- (iv) hereof, in the reasonable determination of
                 --------------------
Agent there is a reasonable likelihood for termination of any such plan by the PBGC; provided that the events listed in clauses (i) -- (v) hereof shall
      --------                           ------------------
constitute Events of Default only if the liability, deficiency or waiver request of Borrowers or any ERISA Affiliate, whether or not assessed, exceeds $500,000 in any case set forth in (i) through (v) above, or exceeds $1,000,000 in the aggregate for all such cases, except that in the event of Withdrawal Liability from the New England Teamsters and Trucking Industry Pension Fund, such Withdrawal Liability shall not constitute an Event of Default unless the Withdrawal Liability exceeds $800,000.

     (m)  The Bankruptcy Court shall enter an order appointing a trustee under section 1104(a) of the Bankruptcy Code in any Credit Party's chapter 11 case.

     (n) (i) The Interim Financing Order shall cease to be in full force and effect and the Permanent Financing Order shall not have been entered prior to such cessation; (ii) the Interim Account-Related Order shall cease to be in full force and effect and the Permanent Account-Related Order shall not have been entered prior to such cessation; (iii) the Permanent Financing Order shall not have been entered by the Bankruptcy Court on or before August 6, 1997; (iv) the Permanent Account-Related Order shall not have been entered by the Bankruptcy Court on or before August 6, 1997; (v) from and after the date of entry thereof, either of the Permanent Financing Order or the Permanent Account-Related Order shall cease to be in full force and effect; (vi) any Credit Party shall fail to comply with the terms of the Interim Financing Order, the Interim Account-Related Order, the Permanent Financing Order or the Permanent Account-Related Order in any material respect; or (vii) the Interim Financing Order, the Interim Account-Related Order, the Permanent Financing Order or the Permanent Account-Related Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Credit Parties shall apply for authority to do
so) without the consent of the applicable Lenders as required by Section 11.
                                                                 ----------

     (o) The Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with powers beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code under section 1106(b) of the Bankruptcy Code, in any Credit Party's chapter 11 case.

     (p) A case or proceeding shall have been commenced against Signature seeking a decree or order in respect of Signature under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law or Signature shall file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law.

     (q) The Bankruptcy Court shall enter an order confirming a Plan of Reorganization in any Credit Party's chapter 11 case and such Plan of Reorganization becomes effective.

     (r) There shall arise any other Claim having priority senior to or pari passu with the claims of the Lenders under the Loan Documents or there shall arise any other Claim having priority over any and all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code (other than Permitted Expenses), or there shall arise any Lien on any property of any Credit Party, except as expressly provided herein.

     (s) The Bankruptcy Court shall enter an order converting any Credit Party's chapter 11 case to a case under chapter 7 of the Bankruptcy Code or dismissing any Credit Party's chapter 11 case.

     8.2.  Remedies.  (a)  If any Event of Default shall have occurred and be
           --------
continuing or if a Default shall have occurred and be continuing and Agent or Requisite Lenders shall have determined not to make any Advances or incur any Letter of Credit Obligations so long as that specific Default is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice, suspend this facility with respect to further Advances and/or the incurrence of further Letter of Credit Obligations whereupon any further Advances and Letter of Credit Obligations shall be made or extended in Agent's sole discretion (or in the sole discretion of the Requisite Lenders, if such suspension occurred at their direction) so long as such Default or Event of Default is continuing. If any Event of Default shall have occurred and be continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate.

     (b) If any Event of Default shall have occurred and be continuing, Agent may (and at the written request of the Requisite Lenders shall), after twenty-four (24) hour's notice to the Borrower Representative, (i) terminate this facility with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable; (iii) require that the Letter of Credit Obligations be cash collateralized as provided in Annex B, all without presentment, demand, protest or further notice of any
   -------
kind, all of which are expressly waived by Borrowers and each other Credit Party; and (iv) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity.

     (c) Upon the occurrence and during the continuation of an Event of Default, the automatic stay provided by section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Court and Lenders shall be immediately permitted to, inter alia, pursue any and all of
                                               ----- ----
their remedies against the Credit Parties or their assets and properties and seek payment in respect of all

Obligations.

     8.3.  Waivers by Credit Parties.  Except as otherwise provided for in this
           -------------------------
Agreement or by applicable law, each Credit Party waives (including for purposes of Section 12): presentment, demand and protest and notice of presentment,
   ----------
dishonor, notice of intent to accelerate, notice of acceleration, protest, default or nonpayment.

9.   ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT
     ---------------------------------------------------

     9.1.  Assignment and Participations.  (a)  The Credit Parties signatory
           -----------------------------
hereto consent to any Lender's assignment of, and/or sale of participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Revolving Loan Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Any assignment by a Lender shall (i) require the consent of Agent (which shall not be unreasonably withheld or delayed) and the execution of an assignment agreement (an "Assignment
                                                              ----------
Agreement") substantially in the form attached hereto as Exhibit 9.1(a) and
---------                                                --------------
otherwise be in form and substance satisfactory to, and acknowledged by, Agent;
(ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) if a partial assignment, be in an amount at least equal to $5,000,000 and, after giving effect to any such partial assignment, the assigning Lender shall have retained a Revolving Loan Commitment in an amount at least equal to $5,000,000; (iv) include a payment to Agent of an assignment fee of $3,500; and (v) so long as no Default or Event of Default has occurred and is continuing, require the consent of Borrower Representative prior to assignment, such consent not to be unreasonably withheld or delayed. In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the
                                  -----------
extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Revolving Loan Commitment or assigned portion thereof from and after the date of such assignment. Each Credit Party hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Credit Parties to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Revolving Loan Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of a Note, Agent or any such Lender shall so notify Borrower Representative and Borrowers shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes being assigned. Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may at any time pledge or assign all or any
        --------------
portion of such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment
                                     --------
shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

     (b) Any participation by a Lender of all or any part of its Revolving Loan Commitment shall require reasonably prompt notice by such Lender to Borrower

Representative of the sale of such participation, and shall be in an amount at least equal to $5,000,000, and with the understanding that all amounts payable by Credit Parties hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly effecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the final maturity or expiry date thereof or
(iii) any release of all or substantially all of the collateral securing the Obligations. Solely for purposes of Sections 1.12, 1.14, 1.15 and 9.8, each
                                     -------------  ----  ----     ---
Credit Party acknowledges and agrees that a participation shall give rise to a direct obligation of Borrowers to the participant and the participant shall be considered to be a "Lender." Except as set forth in the preceding sentence no Borrower or Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

     (c)  Except as expressly provided in this Section 9.1, no Lender shall, as
                                               -----------
between Borrowers and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

     (d) (i) Each Credit Party shall assist the Agent in its efforts to sell and/or participate the Loans by providing such initial Agent with all information reasonably requested by Agent in connection with its syndication efforts and, if requested by Agent, the Credit Parties shall assist in the preparation of informational materials, projections and an informational memorandum for, and senior management of the Credit Parties shall participate in meetings and other communications with, potential assignees or participants, at such times and places as Agent may reasonably request. Each Credit Party shall use its best efforts to ensure that the initial Agent's efforts to sell assignments or participations receive any benefits accruing as a result of any existing lending or financing relationships of such Credit Party.

     (ii) Each Credit Party shall assist any Lender permitted to sell assignments or participations under this Section 9.1 as reasonably required to
                                         -----------
enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, Notes and other documents and instruments as shall be requested and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants.

     (iii) Each Credit Party shall certify, in all material respects, the correctness, completeness and accuracy of all descriptions of the Credit Parties and their affairs contained in any selling materials provided by them and all other information provided by them and included in such materials, except that any Projections delivered by Borrowers shall only be certified by Borrowers as having been prepared by Borrowers in compliance with the representations contained in Section 3.6.
             -----------

     (e) A Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants). Each Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.
                                 ------------

     (f) So long as no Event of Default shall have occurred and be continuing, no Lender shall assign or sell participations in any portion of its Loans or Revolving Loan Commitment to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section
                                                                   -------
1.15(a), increased costs under Section 1.15(b), an inability to fund LIBOR Loans
-------                        ---------------
under Section 1.15(c), or withholding taxes in accordance with Section 1.15(d).
      ---------------                                          ---------------

     9.2.  Appointment of Agent.  GE Capital is hereby appointed to act on
           --------------------
behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of
                                   -----------
Agent and Lenders and no Credit Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     If Agent shall request instructions from Requisite Lenders, Supermajority Lenders or all affected Lenders, as applicable, with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of Agent, expose Agent to Environmental Liabilities or (c) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Supermajority Lenders or all affected Lenders, as applicable.

     9.3.  Agent's Reliance, Etc.  Neither Agent nor any of its Affiliates nor
           ----------------------
any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to inspect the books and records of any Credit Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     9.4.  GE Capital and Affiliates.  With respect to its Revolving Loan
           -------------------------
Commitment hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall,
                                                    ------      -------
unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders. Each Lender acknowledges that GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. GE Capital has also purchased certain equity interests in Parent and has extended credit to certain of the Credit Parties and GE Capital and its Affiliates have entered into certain other arrangements with certain of the Credit Parties prior to the Petition Date.
Each Lender acknowledges the potential conflicts of interest arising therefrom and waives any claims such Lender may have by reason thereof.

     9.5.  Lender Credit Decision.  Each Lender acknowledges that it has,
           ----------------------
independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.5(a) and such other documents
                                        --------------
and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

     9.6.  Indemnification.  Lenders agree to indemnify Agent (to the extent not
           ---------------
reimbursed by Credit Parties and without
limiting the obligations of Credit Parties hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent in connection therewith; provided that no Lender shall be liable for any
                               --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's gross negligence or wilful misconduct as finally determined by a court of competent jurisdiction. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Credit Parties.

     9.7.  Successor Agent.  Agent may resign at any time by giving not less
           ---------------
than thirty (30) days' prior written notice thereof to Lenders and Borrower Representative. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower Representative, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be
                                        --------
required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent.

Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 9 shall
                                                                ---------
inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Agent may be removed at the written direction of the holders of two-thirds or more of the Revolving Loan Commitment (including Agent's Revolving Loan Commitment); provided that in so doing, such Lenders shall be deemed to have waived and
--------
released any and all claims they may have against Agent.

     9.8.  Setoff and Sharing of Payments.  In addition to any rights now or
           ------------------------------
hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Credit Party (regardless of whether such balances are then due to such Credit Party) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of any Credit Party against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Each Lender's obligation under this Section 9.8 shall be in addition to and not limitation of its
           -----------
obligations to purchase a participation in an amount equal to its Pro Rata Share of the Swing Line Loans under Section 1.1. Each Credit Party agrees, to the
                              -----------
fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

     9.9.  Advances; Payments; Non-Funding Lenders; Information; Actions in
           ----------------------------------------------------------------
Concert.
-------

     (a)  Advances; Payments.  (i) Lenders shall refund or participate in the
          ------------------
Swing Line Loan in accordance with clauses (iii) and (iv) of Section 1.1(b).  If
                                   -------------     ----    --------------
the Swing Line Lender declines to make a Swing Line Loan or if Swing Line Availability is zero, Agent shall notify Lenders, promptly after receipt of a Notice of Revolving Credit Advance and in any event prior to 1:00 p.m. (Chicago time) on the date such Notice of Revolving Advance is received, by telecopy, telephone or other similar form of transmission. Each Lender shall make the amount of such Lender's Pro Rata Share of each Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex H not later than 2:00 p.m. (Chicago time) on the requested
         -------
funding date, in the case of an Index Rate Loan and not later than 11:00 a.m. (Chicago time) on the requested funding date in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to the Borrower designated by Borrower Representative in the Notice of Revolving Credit Advance. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind.

     (ii) On the second (2nd) Business Day of each calendar week or more frequently as aggregate cumulative payments in excess of $5,000,000 are received with respect to the Loans (other than the Swing Line Loan) (each, a "Settlement
                                                                     ----------
Date"), Agent will advise each Lender by telephone or telecopy of the amount of
----
such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that such Lender has made all payments required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent will pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of that Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not
                            -------
later than 1:00 p.m. (Chicago time) on the next Business Day following each Settlement Date.

     (b)  Availability of Lender's Pro Rata Share.  Agent may assume that each
          ---------------------------------------
Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower Representative and Borrowers shall immediately repay such amount to Agent. Nothing in this Section
                                                                         -------
9.9(b) or elsewhere in this Agreement or the other Loan
------

Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent advances funds to Borrowers on behalf of any Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Lender.

     (c)  Return of Payments.  (i) If Agent pays an amount to a Lender under
          ------------------
this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

     (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or paid to any other Person, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

     (d)  Non-Funding Lenders.  The failure of any Lender to make any Revolving
          -------------------
Credit Advance or to purchase any participation in any Swing Line Loan to be made or purchased by it on the date specified therefor (such Lender, a "Non-
                                                                        ---
Funding Lender") shall not relieve any other Lender (each such other Lender, an
--------------
"Other Lender") of its obligations to make such Advance or purchase such
 ------------
participation on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance to be made, or to purchase a participation to be purchased, by such Non-Funding Lender. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

     (e)  Dissemination of Information.  Agent will use reasonable efforts to
          ----------------------------
provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which

Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided that Agent shall not be liable to any
                                --------
Lender for any failure to do so, except to the extent that such failure is attributable solely to Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Lenders acknowledge that Borrowers are required to provide Financial Statements and Reports to Lenders in accordance with Annexes E and F hereto and agree that Agent shall have no duty
                ---------     -
to provide the same to Lenders.

     (f)  Actions in Concert.  Anything in this Agreement to the contrary
          ------------------
notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent or Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent.

10.  SUCCESSORS AND ASSIGNS
     ----------------------

     10.1.  Successors and Assigns.  This Agreement and the other Loan Documents
            ----------------------
shall be binding on and shall inure to the benefit of each Credit Party, Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Credit Party without the prior express written consent of Agent and Requisite Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agent and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.  MISCELLANEOUS
     -------------

     11.1.  Complete Agreement; Modification of Agreement.  The Loan Documents
            ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any letter of interest, commitment letter, and/or
         ------------
fee letter and/or confidentiality agreement between any Credit Party and Agent or any Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

     11.2.  Amendments and Waivers.  (a)  Except for actions expressly permitted
            ----------------------
to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Notes, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrowers, and by Requisite Lenders, Supermajority Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) or (c) below, all such amendments, modifications,
         ------------------
terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

     (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which increases the percentage advance rates set forth in the definition of the Borrowing Base or which makes less restrictive the nondiscretionary criteria for exclusion from Eligible Inventory set forth in Section 1.6, shall be effective unless the same shall be
                       -----------
in writing and signed by Agent, Supermajority Lenders and Borrowers. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which changes the methodology used in computing any Reserve included in the initial Borrowing Base Certificate as of the Closing Date, which change directly results in a reduction in the amount of such Reserve shall be effective unless the same shall be in writing and signed by Agent, Supermajority Lenders and Borrowers.

     (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby, do any of the following: (i) increase the principal amount of any Lender's Revolving Loan Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender; (iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Revolving Loan Commitment or of the aggregate unpaid principal amount of the Loans which shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the
                                                    ------------
definitions of the terms "Requisite Lenders" and "Supermajority

Lenders" insofar as such definitions affect the substance of this Section 11.2.
                                                                  ------------
Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder
                                 ------------
of the Notes at the time outstanding and each future holder of the Notes.

     (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):
                ---------------

     (i) requiring the consent of all affected Lenders, the consent of Supermajority Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii), below being
                              ----------        -----------
referred to as a "Non-Consenting Lender"); or
                  ---------------------

     (ii) requiring the consent of Supermajority Lenders, the consent of Requisite Lenders is obtained, but the consent of Supermajority Lenders is not obtained;

then, so long as Agent is not a Non-Consenting Lender, at Borrower Representative's request, Agent or a Person acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Revolving Loan Commitment of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

     11.3.  Fees and Expenses.  Borrowers shall reimburse Agent for all
            -----------------
reasonable out-of-pocket expenses incurred in connection with the preparation of the Loan Documents (including the reasonable fees and expenses of all of its special loan counsel, advisors, consultants and auditors retained in connection with the Loan Documents and advice in connection therewith). Borrowers shall reimburse Agent (and, with respect to clauses (c) and (d) below,
                                                      -----------     ---
all Lenders) for all fees, costs and expenses, including the fees, costs and expenses of attorneys or other advisors (including environmental and management consultants and appraisers) for advice, assistance or other representation in connection with:

     (a) the forwarding to Borrowers or any other Person on behalf of Borrowers by Agent of the proceeds of the Loans;

     (b) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

     (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Credit Party or any other Person) in any way relating to the assets of the Company, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any or all of the Credit Parties or any other Person that may be obligated to Agent by virtue of the Loan Documents, including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the case
                                                      --------
of reimbursement of attorneys for Lenders other than Agent, such reimbursement shall be limited to one attorney for all such Lenders;

     (d) any effort to collect the Obligations and any attempt to enforce any rights or remedies of Agent and/or Lenders against any or all of the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents; including any such attempt to enforce any such rights or remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the
                                                            --------
case of reimbursement of attorneys for Lenders other than Agent, such reimbursement shall be limited to one attorney for all such Lenders;

     (e)  efforts to (i) monitor the Loans or any of the other Obligations or
(ii) evaluate, observe or assess any of the Credit Parties or their respective affairs;

including all reasonable attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings and all expenses, costs, charges and other fees incurred by such attorneys and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 11.3 shall
                                                           ------------
be payable, on demand, by Borrowers to Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

     11.4.  No Waiver.  Agent's or any Lender's failure, at any time or times,
            ---------
to require strict performance by the Credit Parties of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings,
                                    ------------
agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lenders, and directed to Borrowers specifying such suspension or waiver.

     11.5.  Remedies.  Agent's and Lenders' rights and remedies under this
            --------
Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise.

     11.6.  Severability.  Wherever possible, each provision of this Agreement
            ------------
and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.7.  Conflict of Terms.  Except as otherwise provided in this Agreement
            -----------------
or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.8.  Confidentiality.  Agent and each Lender agree to use commercially
            ---------------
reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to them by the Credit Parties for a period of two (2) years following receipt thereof, except that Agent and any Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender in evaluating, approving, structuring or administering the Loans and the Revolving Loan Commitment; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide
                                           ------------
assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a)
                                                                   ----------
above); (c) as required or requested by any Governmental Authority or reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, in the opinion of Agent's or such Lender's counsel, required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which Agent or such Lender is a party; or (f) which ceases to be confidential through no fault of Agent or such Lender.

     11.9.  GOVERNING LAW; JURISDICTION.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED
            ---------------------------
IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS TO PERSONAL JURISDICTION, WAIVES ANY OBJECTION AS TO JURISDICTION OR VENUE, AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF

JURISDICTION OR VENUE, IN THE BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE. SERVICE OR PROCESS ON ANY CREDIT PARTY OR LENDER IN ANY ACTION ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED IN ANNEX I. NOTHING HEREIN SHALL PRECLUDE OTHER LEGAL
                         -------
ACTION IN ANY OTHER JURISDICTION.

     11.10.  Notices.  Except as otherwise provided herein, whenever it is
             -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
                                                                      -------
11.10), (c) one (1) Business Day after deposit with a reputable overnight
-----
courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Annex I or to such other address
                                                -------
(or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated on Annex I to receive copies shall in no way adversely affect the
              -------
effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.11.  Section Titles.  The Section titles and Table of Contents contained
             --------------
in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     11.12.  Counterparts.  This Agreement may be executed in any number of
             ------------
separate counterparts, each of which shall collectively and separately constitute one agreement.

     11.13.  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
             --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     11.14.  Press Releases.  Each Credit Party executing this Agreement agrees
             --------------
that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its Affiliates or referring to this Agreement, the other Loan Documents without at least one (1) Business Day's prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement.

     11.15.  Advice of Counsel.  Each of the parties represents to each other
             -----------------
party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.
              -------------     -----

     11.16.  No Strict Construction.  The parties hereto have participated
             ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     12.1    GUARANTY
             --------

     12.1.   Guaranty of Guaranteed Obligations of Borrowers.  The Guarantors
             -----------------------------------------------
hereby unconditionally guarantee to Agent and Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all of the Obligations of Borrowers (hereinafter the "Guaranteed Obligations"). The
                                           ----------------------
Guarantors jointly and severally agree that this guaranty is a guaranty of payment and performance and not of collection, and that their obligations under this Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by:

     (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Agreement, any other Loan Document or any other agreement, document or instrument to which any Credit Party and/or Guarantors are or may become a party;

     (b) the absence of any action to enforce this Agreement, any other Loan Document or the waiver or consent by Agent and/or Lenders with respect to any of the provisions thereof;

     (c)  the insolvency of any Credit Party; or

     (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by the Guarantors that their obligations under this Agreement shall not be discharged until the Termination Date. The Guarantors shall be regarded, and shall be in the same position, as principal debtors with respect to the Guaranteed Obligations. Each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to proceed in respect of the Obligations against Borrowers or any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, any Guarantor. The Guarantors agree that any notice or directive given at any time to Agent which is inconsistent with the foregoing waivers shall be null and void and may be ignored by Agent and Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless Agent and Lenders have specifically agreed otherwise in writing. It is agreed among the Guarantors, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for guaranty of the Guarantors and such waivers, Agent and Lenders would decline to enter into this Agreement.

     12.2.   Demand by Agent or Lenders.  In addition to the terms set forth in
             --------------------------
Section 12.1 hereof, and in no manner imposing any limitation on such terms, it
------------
is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under this Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then Guarantors shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by Guarantors shall be made to Agent in immediately available Federal funds to an account designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

     12.3.   Enforcement of Guaranty.  In no event shall Agent have any
             -----------------------
obligation (although it is entitled, at its option) to proceed against any Borrower or any other Credit Party before seeking satisfaction from any Guarantor, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder.

     12.4.   Waiver.  In addition to the waivers contained in Section 12.1
             ------                                           ------------
hereof, Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantors of their Guaranteed Obligations under, or the enforcement by Agent or Lenders of this Section 12.
                                                                  ----------
Guarantors hereby waive diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of security, release of security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Borrowers' financial condition or any other fact which might increase the risk to

Guarantors) with respect to any of the Guaranteed Obligations and all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Section 12. Guarantors represent, warrant and agree----------that, as of the date of this Agreement, their obligations under this Agreement are not subject to any offsets or defenses against Agent or Lenders or any Credit Party of any kind. Guarantors further agree that their obligations under this Agreement shall not be subject to any counterclaims, offsets or defenses against Agent or any Lender or against any Credit Party of any kind which may arise in the future.

     12.5.  Benefit of Guaranty.  The provisions of this Section 12 are for the
            -------------------                          ----------
benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Agent or Lenders, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons, any reference to "Agent" or "Lender" herein shall be deemed to refer equally to such Person or Persons.

     12.6.  Modification of Guaranteed Obligations, Etc.  Guarantors hereby
            -------------------------------------------
acknowledge and agree that Agent and Lenders may at any time or from time to time, with or without the consent of, or notice to, Guarantors:

     (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

     (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to them at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

     (c)  amend or modify, in any manner whatsoever, the Loan Documents;

     (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

     (e) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantors or any Credit Party to Agent or any Lender;

     (f) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of Guarantors or any Credit Party are subordinated to the claims of Agent and Lenders; and/or

     (g) apply any sums by whomever paid or however realized to any amounts owing by Guarantors or any Credit Party to Agent or any Lender in such manner as Agent or any Lender shall determine in its discretion;

and Agent and Lenders shall not incur any liability to Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of Guarantors or any of them.

     12.7.  Deferral of Subrogation, Etc.  Notwithstanding anything to the
            -----------------------------
contrary in this Agreement, or in any other Loan Document, each Guarantor hereby:

     (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of Guarantor's execution, delivery and/or performance of this Agreement, or any other Loan Documents to which Guarantor is a party or otherwise; and

     (b) acknowledges and agrees (i) that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect any Guarantor's liability hereunder or the enforceability of this Agreement, and (ii) that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 12.7
                                                                    ------------
and their rights under this Section 12.7 shall survive payment in full of the
                            ------------
Guaranteed Obligations.

     12.8.  Funds Transfers.  If Guarantors shall engage in any transaction as a
            ---------------
result of which Borrowers are required to make a mandatory prepayment with respect to the Guaranteed Obligations under the terms of this Agreement (including any sale of a Guarantor's Stock or assets), Guarantors shall distribute to, or make a contribution to the capital of, one or more of the Borrowers in an amount equal to the mandatory prepayment required under the terms of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                    BORROWERS:

                    MONTGOMERY WARD & CO., INCORPORATED


                    By: /s/ Douglas V. Gathany
                       _____________________________________________
                         Name:  Douglas V. Gathany
                         Title:  Treasurer


                    LECHMERE, INC.


                    By: /s/ Douglas V. Gathany
                       _____________________________________________
                         Name:  Douglas V. Gathany
                         Title:  Assistant Treasurer

                    GUARANTORS:

                    AMERICAN DELIVERY SERVICE COMPANY


                    By: /s/Philip D. Delk
                        --------------------------------------
                         Name:  Philip D. Delk
                         Title:  Vice President, Secretary and
                                    Assistant Treasurer


                    CONTINENTAL TRANSPORTATION, INC.


                    By: /s/ Philip D. Delk
                        --------------------------------------
                         Name:  Philip D. Delk
                         Title:  Vice President and Assistant Secretary


                    JRI DISTRIBUTING, INC.
                    STANDARD T CHEMICAL COMPANY, INC.
                    WFL REALTY, INC.


                    By: /s/ Philip D. Delk
                        --------------------------------------
                         Name:  Philip D. Delk
                         Title:  Vice President and Secretary


                    M-W PRESTRESS, INC.
                    MW DIRECT GENERAL, INC.
                    MW DIRECT LIMITED, INC.


                    By: /s/ Philip D. Delk
                        --------------------------------------
                         Name:  Philip D. Delk
                         Title:  Secretary


                    MONTGOMERY WARD INTERNATIONAL, INC.
                    MPI, INC.


                    By: /s/ Philip D. Delk
                        --------------------------------------
                         Name:  Philip D. Delk
                         Title:  Assistant Secretary

                                        BARRETWARD PROPERTIES CO., INC.
                                        BRANDYWINE DC, INC.
                                        BRANDYWINE PROPERTIES, INC.
                                        BRETTWARD PROPERTIES CO., INC.
                                        FIRST MONT CORPORATION
                                        FOURTH WYCOMBE PROPERTIES, INC.
                                        GABEWARD PROPERTIES CORPORATION
                                        GARDEN GROVE DEVELOPMENT CORPORATION
                                        HUGA REALTY INC.
                                        JOSHWARD PROPERTIES CORPORATION
                                        LECHMERE DEVELOPMENT CORPORATION
                                        M-W FAIRFAX PROPERTIES, INC.
                                        M-W PROPERTIES CORPORATION
                                        M-W RESTAURANTS REALTY CORPORATION
                                        MARCOR HOUSING SYSTEMS, INC.
                                        MARYWARD PROPERTIES CORPORATION
                                        MF NEVADA INVESTMENTS, INC.
                                        MICHAELWARD PROPERTIES CO., INC.
                                        MONTGOMERY WARD DEVELOPMENT
                                         CORPORATION
                                        MONTGOMERY WARD LAND CORPORATION
                                        MONTGOMERY WARD PROPERTIES
                                         CORPORATION
                                        MONTGOMERY WARD REALTY CORPORATION
                                        MW LAND CORPORATION
                                        NATIONAL HOMEFINDING SERVICE, INC.
                                        998 MONROE CORPORATION
                                        PAULWARD PROPERTIES CO., INC.
                                        ROBERTWARD PROPERTIES CORPORATION
                                        SACWARD PROPERTIES, INC.
                                        SECOND MONT CORPORATION
                                        7TH & CARROLL CORPORATION
                                        SEVENTH MONT CORPORATION
                                        618 CORPORATION
                                        619 CORPORATION
                                        THE 535 CORPORATION
                                        THIRD WYCOMBE PROPERTIES, INC.
                                        2825 DEVELOPMENT CORPORATION
                                        2825 REALTY CORPORATION
                                        UNIVERSITY AVENUE MARKETPLACE, INC.
                                        WFL DEVELOPMENT CORPORATION
                                        WYCOMBE PROPERTIES, INC.



                                        By: /s/ G. Tad Morgan
                                            -----------------------------------
                                            Name:   G. Tad Morgan
                                            Title:  Vice President and Secretary

                          [INTENTIONALLY LEFT BLANK]

                               GOODE FURNITURE COMPANIES, INC.
                               MONTGOMERY WARD SECURITIES, INC.
                               R M P DEVELOPMENT CORPORATION


                               By: /s/ G. Tad Morgan
                                  -----------------------------
                                  Name:   G. Tad Morgan
                                  Title:  Secretary



                               MONTGOMERY WARD HOLDING CORP.


                               By: /s/ G. Tad Morgan
                                  -----------------------------
                                  Name:   G. Tad Morgan
                                  Title:  Assistant Secretary



                               JEFFERSON STORES, INC.


                               By: /s/ G. Tad Morgan
                                  -----------------------------
                                  Name:   G. Tad Morgan
                                  Title:  Vice President and Treasurer

                     AGENT, LENDER AND SWING LINE LENDER:
REVOLVING LOAN
COMMITMENT
(INCLUDING SWING LINE
COMMITMENT):

$1,000,000,000      GENERAL ELECTRIC CAPITAL CORPORATION

Swing Line Commitment:
$25,000,000
                     By:_____________________________________________
                                       Name:
                                       Title:

                                    ANNEX A
                                       TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


                                  DEFINITIONS
                                  -----------

     Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings and all section references in the following definitions shall refer to Sections of the Agreement:

     "Accounting Change" or "Accounting Changes" shall have the meaning assigned
      -----------------      ------------------
to such terms in Annex G.
                 -------

     "Account-Related Agreements" shall mean, collectively, (i) the Bank Credit
      --------------------------
Card Program Agreement, dated as of April 1, 1996 by and between Monogram Credit Card Bank of Georgia ("Monogram") and Borrower Representative, (ii) the Account-
                       --------
Related Agreement, dated as of April 1, 1996, by and between Montgomery Ward Credit Corporation ("MWCC") and Borrower Representative, (iii) the Interim
                     ----
Consumer Credit Card Program Agreement, dated as of March 13, 1996 by and between Monogram and Lechmere, and (iv) the MWCC Program Agreement, dated April 3, 1996, by and among MWCC, Borrower Representative and Lechmere.

     "Administrative Agency Fee" shall have the meaning assigned to it in
      -------------------------
Section 1.7(a).
--------------

     "Advance" shall mean any Revolving Credit Advance or Swing Line Advance, as
      -------
the context may require.

     "Affected Lender" shall have the meaning assigned to it in Section 1.15(d).
      ---------------                                           ---------------

     "Affiliate" shall mean, with respect to any Person, (a) each Person that,
      ---------
directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person's officers, directors, joint venturers and partners and (d) in the case of Borrowers, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of any Borrower. For the purposes of this definition, "control" of a Person shall mean the
                                  -------
possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided that the term "Affiliate" shall
                                      --------                ---------
specifically exclude Agent and each Lender.

     "Agent" shall mean GE Capital or its successor appointed pursuant to
      -----
Section 9.7.
-----------

     "Agreement" shall mean this Post-Petition Loan and Guaranty Agreement,
      ---------
including all amendments, modifications and supplements hereto and any Appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Appendices" shall have the meaning assigned to it in the Recitals to the
      ----------                                               --------
Agreement.

     "Applicable Revolver Index Margin" shall mean the per annum interest rate
      --------------------------------
margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan or Swing Line Loan, as determined by reference to Section 1.5(a) of the Agreement.
   --------------

     "Applicable Revolver LIBOR Margin" shall mean the per annum interest rate
      --------------------------------
from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a) of the
                                                     --------------
Agreement.

     "Applicable Standby L/C Margin" shall mean the per annum fee, from time to
      -----------------------------
time in effect, payable with respect to outstanding Standby Letters of Credit as determined by reference to Section 1.5(a).
                           --------------

     "Applicable Trade L/C Margin" shall mean the per annum fee, from time to
      ---------------------------
time in effect, payable with respect to outstanding Trade Letters of Credit as determined by reference to Section 1.5(a).
                           --------------

     "Assignment Agreement" shall have the meaning assigned to it in Section
      --------------------                                           -------
9.1(a).
------

     "Bankruptcy Code" shall mean title 11 of the United States Code or any
      ---------------
successor statute thereto.

     "Bankruptcy Court" shall have the meaning set forth in the first paragraph
      ----------------
of the Recitals of this Agreement or shall mean any other court having competent
       --------
jurisdiction over the Borrowers' chapter 11 cases.

     "Borrower" and "Borrowers" shall have the respective meanings assigned
      --------       ---------
thereto in the preamble to the Agreement.

     "Borrower Representative" shall have the meaning assigned to it in the
      -----------------------
preamble to the Agreement.

     "Borrowing Availability" shall have the meaning assigned to it in Section
      ----------------------                                           -------
1.1(a)(i).
---------

     "Borrowing Base" shall mean, as of any date of determination by Agent, from
      --------------
time to time, an amount equal to the sum of (a) up to fifty-five percent (55%) of the book value of Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Agent at such
                                  ----
time and less the cost associated with "freight-in" charges associated with such
         ----
Eligible Inventory as determined by Borrower Representative in a manner approved by Agent; provided that the above percentage shall be increased up to sixty-five
          --------
percent (65%) of Eligible Inventory during October 1 through December 31; (b) the lesser of (A) fifty percent (50%) of Fair Market Value of the Eligible Real Property of the Credit Parties and (B) $200,000,000; and (c) so long as Borrower Representative owns, directly or indirectly, one hundred percent (100%) of the Stock of Signature and there has been no sale, transfer, assignment or other disposition of all or substantially all of the assets of Signature, Signature Availability.

     "Borrowing Base Certificate" shall mean a certificate to be executed and
      --------------------------
delivered from time to time by Borrowers in the form attached to the Agreement as Exhibit 4.1(b).
   --------------

     "Business Day" shall mean any day that is not a Saturday, a Sunday or a day
      ------------
on which banks are required or permitted to be closed in the State of Illinois and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

     "Business Plan" shall have the meaning assigned to it in Section 5.12.
      -------------                                           ------------

     "Capital Expenditures" shall mean, with respect to any Person, all
      --------------------
expenditures (by the expenditure of cash or the incurrence of Indebtedness or other payment obligations that, consistent with GAAP and past accounting practices of Borrower Representative, would be included in any financial statements of Borrower Representative prepared as of the date the amount of Capital Expenditures is being determined) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

     "Capital Lease" shall mean, with respect to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

     "Capital Lease Obligation" shall mean, with respect to any Capital Lease of
      ------------------------
any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

     "Carry Over Amount" shall have the meaning assigned to it in Annex G.
      -----------------                                           -------

     "Cash Collateral Account" shall mean the account established by Borrowers
      -----------------------
under the sole and exclusive control of the Agent maintained at the bank account of the Agent at Bankers Trust Company or at any other bank designated by the Agent designated as the "Cash Collateral Account" that shall be used solely for
                         -----------------------
the purposes set forth in Annex B.
                          -------

     "Cash Equivalents" means any of the following, to the extent owned by any
      ----------------
Credit Party free and clear of all Liens and having a maturity of not greater than ninety (90) days from the date of acquisition thereof: (a) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the government of the United States; (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in the first clause of subsection
                                                                   ----------
(c) of this definition, is organized under the laws of the United States or any
---
State thereof and has combined capital and surplus of at least $250,000,000; (c) commercial paper in an aggregate amount of no more than $10,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group; provided that if the
                                                      --------
issuer of commercial paper bearing such rating also has a long-term debt rated at least "AAA" (or the then equivalent grade) by Standard & Poor's Ratings Group or "Aaa" (or the then equivalent grade) by Moody's Investors Service, Inc. there shall be no limit on the amount of such issuer's commercial paper.

     "CERCLA" shall have the meaning assigned to it in the definition of
      ------
"Environmental Laws."
-------------------

     "Certificate of Exemption" shall have the meaning assigned to it in Section
      ------------------------                                           -------
1.14(c).
-------

     "Certifying Officer" shall mean any of the chief financial officer, the
      ------------------
chief accounting officer, the senior vice president - finance or the treasurer of Borrower Representative.

     "Charges" shall mean all federal, state, county, city, municipal, local,
      -------
foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Obligations, (b) the employees, payroll, income or gross receipts of any Credit Party, (c) any Credit Party's ownership or use of any properties or other assets, or (d) any other aspect of any Credit Party's business.

     "Claim" shall have the meaning specified in section 101(5) of the
      -----
Bankruptcy Code.

     "Closing Date" shall mean July 8, 1997.
      ------------

     "Code" shall mean the Uniform Commercial Code as the same may, from time to
      ----
time, be enacted and in effect in the State of New York.

     "Collection Account" shall mean that certain account of Agent, account
      ------------------
number 502-328-54 in the name of Agent at Bankers Trust Company in New York, New York.

     "Commitment Termination Date" shall mean the earliest of (a) July 7, 1999,
      ---------------------------
(b) the date of termination of Lenders' obligations to make Advances and/or incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible
                        --------------
prepayment in full by Borrowers of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent
                                             -------
reduction of the Revolving Loan Commitment and the Swing Line Commitment to zero dollars ($0), in accordance with the provisions of Section 1.3(a).
                                                   --------------

     "Compliance Certificate" shall have the meaning assigned to it in Annex E.
      ----------------------                                           -------

     "Credit Party" or "Credit Parties" shall mean each Guarantor and each
      ------------      --------------
Borrower.

     "Default" shall mean any event which, with the passage of time or notice or
      -------
both, would, unless cured or waived, become an Event of Default.

     "Default Rate" shall have the meaning assigned to it in Section 1.5(d).
      ------------                                           --------------

     "Disclosure Schedules" shall mean the Schedules prepared by Borrowers and
      --------------------
denominated as Disclosure Schedules.
               --------------------

     "DOL" shall mean the United States Department of Labor or any successor
      ---
thereto.

     "Dollars" or "$"  shall mean lawful currency of the United States of
      -------      -
America.

     "EBITDA" shall mean, with respect to the Credit Parties for any fiscal
      ------
period, calculated on a consolidated basis, an amount equal to (a) revenue earned, in the ordinary course of business, during such fiscal period from (i) sales of Inventory owned by such Credit Party, (ii) services rendered, (iii) rental revenue and (iv) other sundry income minus (b) the cost to such Credit
                                            -----
Parties of such Inventory, services, rental revenue or sundry income minus (c)
                                                                     -----
the operating expenses incurred during such fiscal period including, without limitation, any bad debt or credit loss expenses plus (d) the amount of
                                                 ----
depreciation and amortization incurred during such fiscal period to the extent such charges were included in clauses (b) or (c) above plus (e) so long as
                                                       ----
Borrower Representative owns, directly or indirectly, one hundred percent (100%) of the Stock of

Signature and there has been no sale, transfer, assignment or other disposition of all or substantially all of the assets of Signature, the amount of Signature Earnings for such fiscal period or if the Stock or all or substantially all of the assets of Signature are sold, transferred, assigned or otherwise disposed of during such fiscal period, the Signature Earnings up to the date of such sale, transfer, assignment or disposition, calculated in accordance with GAAP, but without duplication. For purposes of calculating EBITDA of the Credit Parties, any nonrecurring items and any items incurred or arising outside the ordinary course of any Credit Party's business shall be excluded whether they are cash or non-cash items or gains or losses including, without limitation, (1) the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, any Credit Party or any Subsidiary of such Credit Party; (2) the income (or deficit) of any other Person (other than a Subsidiary) in which any Credit Party has an ownership interest, except to the extent any such income has actually been received by such Credit Party in the form of cash dividends or distributions; (3) any change in the undistributed earnings of any Subsidiary of any Credit Party to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary (calculated without duplication of Signature Earnings); (4) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period;
(5) any write-up of any asset that affects any component of EBITDA; (6) any net gain from the collection of the proceeds of life insurance policies; (7) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of any Credit Party; (8) in the case of a successor to any Credit Party by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets; and (9) any change in any deferred credit representing the excess of equity in any Subsidiary of any Credit Party at the date of acquisition of such Subsidiary over the cost to such Credit Party of the investment in such Subsidiary.

     "Eligible In-Transit Inventory" shall mean Inventory owned by a Borrower
      -----------------------------
which is not excluded from being Eligible Inventory by any of the criteria set forth in Section 1.6, except for the reason that such Inventory is in-transit.
         -----------
In furtherance of and without limiting the foregoing: Eligible In-Transit Inventory shall be limited to (a) Inventory of a Borrower that is in transit between locations owned, leased or operated by either Borrower and (b) finished goods owned by a Borrower (i) that have been accepted by a Borrower (F.O.B. shipping point) as conforming goods and as to which the L/C Issuer has received an inspection certificate signed by a Borrower's agent or employee; (ii) which are fully insured against loss under insurance naming Agent as loss payee for the benefit of itself and Lenders; (iii) as to which the manufacturer has the right to be paid the purchase price thereof by a draw under the corresponding Trade Letter of Credit; and (iv) with an aggregate book value equal to or less than $50,000,000 at any time.

     "Eligible Inventory" shall mean Inventory determined to be "Eligible
      ------------------                                         --------
Inventory" in accordance with Section 1.6 of this Agreement.
---------                     -----------

     "Eligible Real Property" shall mean, any plot, piece or parcel of real
      ----------------------
property or any building or improvement (whether held in fee or by leasehold) that is a store, warehouse or other business facility operated by any Credit Party in the ordinary course of its business; provided that Eligible Real
                                              --------
Property shall not include any real property, building or improvement as to which any of the following exclusionary criteria applies:

     (a) such real property, building or improvement is not owned by a Credit Party free and clear of all Liens and rights of others, except Permitted Encumbrances and Permitted Tenancies;

     (b) such real property, building or improvement is in the possession or control of a Person other than a Credit Party and other than a Person holding pursuant to a Permitted Tenancy, unless Agent is in possession of such agreements, instruments and documents as Agent may require (each in form and content acceptable to Agent and duly executed, as appropriate by the other Person in possession or control of such real property, building or improvement); or

     (c) such real property, building or improvement in any way fails to meet or violates in any material respect any warranty, representation or covenant contained in this Agreement or any other Loan Document.

     "Environmental Laws" shall mean all applicable federal, state, local and
      ------------------
foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. '' 9601 et seq.) ("CERCLA");
                                                           -- ---     ------
the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. '' 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
     -- ----
'' 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. '' 6901 et seq.); the
       -- ----                                                   -- ----
Toxic Substances Control Act (15 U.S.C. '' 2601 et seq.); the Clean Air Act (42
                                                -- ----
U.S.C. '' 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. ''
               -- ----
1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. '' 651 et
     -- ----                                                            --
seq.); and the Safe Drinking Water Act (42 U.S.C. '' 300(f) et seq.), each as
----                                                        -- ----
from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes relating to or otherwise associated with environmental matters or Hazardous Materials.

     "Environmental Liabilities" shall mean, with respect to any Credit Party,
      -------------------------
all
liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

     "Environmental Permits" shall mean all permits, licenses, authorizations,
      ---------------------
certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

     "Equipment" shall mean all "equipment," as such term is defined in the
      ---------
Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or
      -----
any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

     "ERISA Affiliate" shall mean, with respect to any Credit Party, any trade
      ---------------
or business (whether or not incorporated) which, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b),
(c), (m) or (o) of the IRC.

     "ERISA Event" shall mean, with respect to any Credit Party or any ERISA
      -----------
Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan for which the 30-day notice period has not been waived (other than with respect to the reportable event filing required as a result of the filing of the Petitions); (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Credit Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under
Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status.

     "ESOP" shall mean a Plan which is intended to satisfy the requirements of
      ----
Section 4975(e)(7) of the IRC.

     "Event of Default" shall have the meaning assigned to it in Section 8.1.
      ----------------                                           -----------

     "Fair Market Value" shall mean for the purpose of calculating the Borrowing
      -----------------
Base on the Closing Date and continuing for each parcel of Eligible Real Property, until an updated appraisal has been rendered to Agent pursuant to

Section 5.11, the value of such Eligible Real Property ascribed to such property
------------
by the appraisals prepared by John Gadd & Associates and the value ascribed to such Eligible Real Property in the independent third-party appraisals which have been previously delivered to Agent.

     "Federal Funds Rate" shall mean, for any day, a floating rate equal to the
      ------------------
weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent.

     "Federal Reserve Board" shall have the meaning assigned to it in Section
      ---------------------                                           -------
3.11.
----

     "Fees" shall mean any and all fees payable to Agent or any Lender pursuant
      ----
to the Agreement or any of the other Loan Documents, including the Administrative Agency Fee, the Line of Credit Fee and the Letter of Credit Fee.

     "Financial Covenants" shall have the meaning assigned to it in Annex G.
      -------------------                                           -------

     "Financial Statements" shall mean the consolidated and consolidating income
      --------------------
statements, statements of cash flows and balance sheets of Parent and Borrower Representative delivered in accordance with Section 3.5 of the Agreement and
                                            -----------
Annex E to the Agreement.
-------

     "Fiscal Month" shall mean any of the monthly accounting periods of
      ------------
Borrowers.

     "Fiscal Quarter" shall mean any of the quarterly accounting periods of
      --------------
Borrowers.

     "Fiscal Year" shall mean any of the annual accounting periods of Borrowers.
      -----------

     "Fixtures" shall mean any "fixtures" as such term is defined in the Code,
      --------
now owned or hereafter acquired by any Credit Party.

     "Foreign Lender" shall have the meaning assigned to it in Section 1.14(c).
      --------------                                           ---------------

     "Funded Debt" shall mean, with respect to any Person, all Indebtedness for
      -----------
borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, Synthetic Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of such Person, and also including, in the case of Borrowers, the Obligations.

     "GAAP" shall mean generally accepted accounting principles from time to
      ----
time in effect in the United States of America, subject to the provisions of Annex G to the Agreement.

     "GE Capital" shall mean General Electric Capital Corporation, a New York
      ----------
corporation, in its individual capacity.

     "GE Capital Fee Letter" shall have the meaning assigned to it in Section
      ---------------------                                           -------
2.1(a)(iii).
-----------

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of
      -----------------------
such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any
  -------------------                             ---------------
manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

     "Guaranteed Obligations" shall have the meaning assigned to it in Section
      ----------------------                                           -------
12.1.
----

     "Guarantor" shall mean Parent and each other Guarantor that executes the
      ---------
Agreement or otherwise becomes obligated in respect of the Guaranty.

     "Guaranty" shall mean the guaranty of the Obligations by each of the
      --------
Guarantors contained in Section 12 of the Agreement or in any other Loan
                        ----------
Document.

     "Hazardous Material" shall mean any substance, material or waste which is
      ------------------
regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or
(c) any radioactive substance.

     "Hong Kong" shall mean Montgomery Ward Hong Kong, Limited.
      ---------

     "Indebtedness" of any Person shall mean without duplication (a) all
      ------------
indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred six (6) months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than six (6) months unless being contested in good faith, (b) all reimbursement and other obligations of such Person with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,
(i) Synthetic Lease Obligations of such Person, (j) Guaranteed Indebtedness of such Person and (k) the Obligations.

     "Indemnified Liabilities" shall have the meaning assigned to it in Section
      -----------------------                                           -------
1.12(a).
-------

     "Indemnified Person" shall have the meaning assigned to it in Section
      ------------------                                           -------
1.12(a).
-------

     "Index Rate" shall mean, for any day, a floating rate equal to the higher
      ----------
of (a) the rate publicly quoted from time to time by The Wall Street Journal as
                                                     -----------------------
the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type
        -----------------------
described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(b) the Federal Funds Rate plus fifty (50) basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

     "Index Rate Loan" shall mean a Loan or portion thereof bearing interest by
      ---------------
reference to the Index Rate.

     "Intercompany Obligations" shall mean all loans, advances, debts,
      ------------------------
liabilities, Claims and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to any other Credit Party or any other Subsidiary of Borrower Representative (including Signature) and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument. This term includes all principal, interest, fees, expenses, attorneys' fees and any other sum chargeable by any Credit Party to any Credit Party or any other Subsidiary of Borrower Representative (including Signature).

     "Interest Expense" shall mean, with respect to any Person for any fiscal
      ----------------
period, interest expense (whether cash or non-cash) of such Person determined in accordance with GAAP for the relevant period ended on such date, including, in any event, interest expense with respect to any Funded Debt of such Person.

     "Interest Payment Date" shall mean (a) as to any Index Rate Loan, the first
      ---------------------
Business Day of each month to occur while such Loan is outstanding and (b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided that, in
                                                              --------
addition to the foregoing, each of (x) the date upon which all of the Revolving Loan Commitments have been terminated and the Loans have been paid in full and
(y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest which is then accrued under the Agreement.

     "Interim Financing Order" shall mean the order entered by the Bankruptcy
      -----------------------
Court pursuant to section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001(c), authorizing the Credit Parties to incur post-petition secured and super-priority indebtedness in accordance with this Agreement on an interim basis in substantially the form annexed hereto as Annex D.
                                                  -------

     "Inventory" shall mean, with respect to any Person, any "inventory" (as
      ---------
such term is defined in the Code), now or hereafter owned or acquired by any such Person, wherever located, and in any event including inventory, merchandise, goods and other personal property which are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service, or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

     "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any
      ---
successor thereto.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.
      ---

     "L/C Advance Rate" shall mean, as of any date, the lesser of (a) the
      ----------------
percentage advance rate applicable to Eligible Inventory used by Agent in its most recent determination of the Borrowing Base and (b) fifty-five percent (55%).

     "L/C Issuer" shall have the meaning assigned to it in Annex B.
      ----------                                           -------

     "L/C Sublimit" shall have the meaning assigned to it in Annex B.
      ------------                                           -------

     "Lender" or "Lenders" shall mean GE Capital, the other Lenders named on the
      ------      -------
signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include such assignee.

     "Letter of Credit Fee" shall have the meaning assigned to it in Annex B.
      --------------------                                           -------

     "Letter of Credit Obligations" shall mean all outstanding obligations
      ----------------------------
incurred by Agent and/or Lenders at the request of Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of a reimbursement agreement or guaranty by Agent and/or any Lender with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount which may be payable by Agent or Lenders thereupon or pursuant thereto.

     "Letters of Credit" shall mean commercial or standby letters of credit
      -----------------
issued for the account of Borrowers by any L/C Issuer including, without limitation, any Standby Letters of Credit or Trade Letters of Credit issued by any L/C Issuer.

     "LIBOR Business Day" shall mean a Business Day on which banks in the city
      ------------------
of London are generally open for interbank or foreign exchange transactions.

     "LIBOR Loan" shall mean a Loan or any portion thereof bearing interest by
      ----------
reference to the LIBOR Rate.

     "LIBOR Period" shall mean, with respect to any LIBOR Loan, each period
      ------------
commencing on a LIBOR Business Day selected by Borrower Representative pursuant to the Agreement and ending one, two or three months thereafter, as selected by Borrower Representative's irrevocable notice to Agent as set forth in Section
                                                                      -------
1.5(e); provided that the foregoing provision relating to LIBOR Periods is
------  --------
subject to the following:

     (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month, in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

     (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

     (c) any LIBOR Period pertaining to a LIBOR Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

     (d) Borrower Representative shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

     (e) Borrower Representative shall select LIBOR Periods so that there shall be no more than ten (10) separate LIBOR Loans in existence at any one time.

     "LIBOR Rate" shall mean for each LIBOR Period, a rate of interest
      ----------
determined by Agent equal to:

     (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full LIBOR Business Day next preceding the first day of each LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by
                                            -------

     (b)  a number equal to 1.0 minus the aggregate (but without duplication) of
                                -----
the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve system or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be adjusted to the nearest one sixteenth of one percent (1/16th of 1%) or, if there is not a nearest one sixteenth of one percent (1/16th of 1%), to the next highest one sixteenth of one percent (1/16th of 1%).

If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower Representative.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation,
      ----
assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Line of Credit Fee" shall have the meaning assigned to it in Section
      ------------------                                           -------
1.7(b).
------

     "Litigation" shall mean any action, claim, lawsuit, demand, investigation
      ----------
or proceeding now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, before any Governmental Authority or before any arbitrator or panel of arbitrators.

     "Loan" shall mean the Revolving Loan and the Swing Line Loan.
      ----

     "Loan Account" shall have the meaning assigned to it in Section 1.11.
      ------------                                           ------------

     "Loan Documents" shall mean the Agreement, the Notes, all other agreements,
      --------------
instruments, documents and certificates identified in Section 2.1(b) executed
                                                      --------------
and
delivered to, or in favor of, Agent and/or Lenders and all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement, the other Loan Documents, or the transactions contemplated hereby or thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Agreement as the same may be in effect at any and all times such reference becomes operative.

     "Marinco" shall mean Marinco Insurance U.S.A., Inc.
      -------

     "Material Adverse Effect" shall mean a material adverse effect on (a) the
      -----------------------
business, assets, operations, prospects or financial or other condition of the Borrowers, considered as a whole, (b) Borrowers' ability, considered as a whole, to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, (c) Guarantors' ability, considered as a whole, to honor their Obligations in accordance with the terms of the Agreement, (d) the legality or enforceability of the Loan Documents, or (e) Agent's or any Lender's rights and remedies under the Agreement and the Loan Documents.

     "Maximum Amount" shall mean, at any particular time, an amount equal to the
      --------------
Revolving Loan Commitment of all Lenders.

     "Maximum Lawful Rate" shall have the meaning assigned to it in Section
      -------------------                                           -------
1.5(f).
------

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
      ------------------
Section 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate both (a) is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them and (b) may have any liability with respect to such plan.

     "Non-Consenting Lender" shall have the meaning assigned to it in Section
      ---------------------                                           -------
11(d).
-----

     "Non-Funding Lender" shall have the meaning assigned to it in Section
     -------------------                                           -------
9.9(d).
------

     "Notes" shall mean the Revolving Notes and the Swing Line Note,
      -----
collectively.

     "Notice of Conversion/Continuation" shall have the meaning assigned to it
      ---------------------------------
in Section 1.5(e).
   --------------

     "Notice of Revolving Credit Advance" shall have the meaning assigned to it
      ----------------------------------
in Section 1.1(a)(i).
   -----------------

     "Obligations" shall mean all loans, advances, debts, liabilities, Claims
      -----------
and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender (other than obligations incurred prior to the Petition Date), and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest, Fees, Charges, expenses, attorneys' fees and any other sum chargeable to or payable by any Credit Party under the Agreement or any of the other Loan Documents, and all obligations and liabilities of each Credit Party under the Interim Financing Order and the Permanent Financing Order.

     "Other Lender" shall have the meaning assigned to it in Section 9.9(d).
      ------------                                           --------------

     "Parent" shall mean Montgomery Ward Holding Corp., a Delaware corporation,
      ------
and a debtor and debtor in possession.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor
      ----
thereto.

     "Pension Plan" shall mean an employee pension benefit plan, as defined in
      ------------
Section (3)(2) of ERISA (other than a Multiemployer Plan), which is not an "individual account plan," as defined in Section 3(34) of ERISA, and which any Credit Party or, if a Title IV Plan, any ERISA Affiliate, maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Permanent Financing Order" shall mean an order entered by the Bankruptcy
      -------------------------
Court, and as to which no stay has been entered and which has not been vacated, modified or overturned, in form and substance satisfactory to Agent, authorizing the incurrence by Credit Parties of permanent post-petition superpriority secured indebtedness in accordance with the Agreement.

     "Permitted Encumbrances" shall mean the following encumbrances: (a) Liens
      ----------------------
for taxes or assessments or other governmental Charges not yet due and payable;
(b) pledges or deposits of money securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (d) deposits of money securing statutory obligations of any Credit Party; (e) inchoate and unperfected workers', mechanics' or similar liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (f) inchoate and unperfected carriers', warehousemen's, suppliers' or other similar possessory liens securing amounts not yet due and payable arising in the ordinary course of business, so long as such Liens attach only to Inventory; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (h) any attachment or judgment lien not constituting an Event of Default, so long as such Lien only attaches to Real Estate; (i) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (j) hereinafter created Liens in favor of Agent, on behalf of Lenders; (k) Liens in favor of vendors in respect of reclamation claims; and (l) Liens expressly permitted under clauses (b), (c) and (d) of Section 6.3 of the
                                -----------  ---     ---    -----------
Agreement.

     "Permitted Expenses" shall mean, collectively, (a) fees required to be paid
      ------------------
to the Office of the United States Trustee pursuant to 28 U.S.C. Section 1930(a); (b) compensation for services rendered or reimbursement of expenses incurred that are permitted to be paid by the Bankruptcy Court under sections 330 or 331 of the Bankruptcy Code prior to the date of the occurrence of an Event of Default to professionals retained pursuant to an order of the Bankruptcy Court by the Credit Parties or any official committee appointed pursuant to section 1102 of the Bankruptcy Code; and (c) allowances of the type referred to in clause (b) above that are permitted to be paid by the Bankruptcy
               ----------
Court under sections 330 or 331 of the Bankruptcy Code after the occurrence of any Event of Default, in an amount not to exceed $5,000,000 in the aggregate for all professionals.

     "Permitted Prepetition Claim Payment" shall mean amounts authorized to be
      -----------------------------------
paid pursuant to (i) the "first day orders" listed on Disclosure Schedule (X)
                                                      -----------------------
and (ii) an order or orders of the Bankruptcy Court pursuant to section 546(c) of the Bankruptcy Code approving the payment of valid reclamation claims.

     "Permitted Tenancy" shall mean, with respect to any store, warehouse or
      -----------------
other business facility operated by any Credit Party, (a) any of the leases set forth in items FF through WW of Disclosure Schedule (6.3) or (b) any lease or
                                -------------------------
license granted by such Credit Party to another Person (other than another Credit Party) for the purpose of permitting such Person to possess or control any portion of such store, warehouse or business facility to conduct business or operations that are consistent with such Credit Party's use of such store, warehouse or business facility and such lease or license (i) encumbers less than five percent (5%) of the aggregate square footage contained in such store, warehouse or business facility, (ii) requires the payment of rent or license fees at a market rate (as determined at the inception of such lease or license) and (iii) can be terminated upon no more than six (6) months prior notice.

     "Person" shall mean any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Petition Date" shall have the meaning ascribed to it in the first
      -------------
paragraph of the Recitals of this Agreement.
                 --------

     "Petitions" shall mean the voluntary petitions filed by the Credit Parties
      ---------
for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court on the Petition Date.

     "Plan" shall mean, at any time, an employee benefit plan, as defined in
      ----
Section 3(3) of ERISA (other than a Multiemployer Plan), which any Credit Party maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Credit Party.

     "Plan of Reorganization" shall mean a plan or plans of reorganization for
      ----------------------
any Credit Party promulgated and filed pursuant to chapter 11 of the Bankruptcy Code.

     "Postpetition Charge" shall mean any Charge relating to a period commencing
      -------------------
on or after the Petition Date.

     "Projections" shall mean the Credit Parties' forecasted consolidated and
      -----------
consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a Subsidiary by Subsidiary or division by division basis, if applicable, and otherwise consistent with the historical Financial Statements of the Credit Parties, together with appropriate supporting details and a statement of underlying assumptions.

     "Proposed Change" shall have the meaning assigned to it in Section 11(d).
      ---------------                                           -------------

     "Pro Rata Share" shall mean with respect to all matters relating to any
      --------------
Lender, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, as any such percentages may be adjusted by assignments permitted pursuant to
Section 9.1.
-----------

     "Qualified Plan" shall mean a Plan which is intended to be tax-qualified
      --------------
under Section 401(a) of the IRC.

     "Rate" shall mean, with respect to any Loan, the Index Rate or the LIBOR
      ----
Rate applicable to such Loan.

     "Real Estate" shall mean all of those plots, pieces or parcels of land now
      -----------
owned or hereafter acquired by any Credit Party (the "Land"), together with the
                                                      ----
right, title and interest of any Credit Party, if any, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining, or abutting the Land to the center line thereof, the air space and development rights pertaining to the Land and right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including, without limitation, all alley, vault, drainage, mineral, water, oil, and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and all fixtures and articles of personal property appertaining thereto and all additions thereto and substitutions and replacements thereof.

     "Recitals" shall mean the recitals contained in the Agreement.
      --------

     "Refunded Swing Line Loan" shall have the meaning assigned to it in Section
      ------------------------                                           -------
1.1(b)(iii).
-----------

     "Release" shall mean any release, threatened release, spill, emission,
      -------
leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

     "Replacement Lender" shall have the meaning assigned to it in Section
      ------------------                                           -------
1.15(d).
-------

     "Reports" shall mean the reports referred to in Annex F.
      -------                                        -------

     "Requisite Lenders" shall mean (a) Lenders having more than fifty-one
      -----------------
percent (51%) of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than fifty-one percent (51%) of the aggregate outstanding amount of all Loans (with the Swing Line Loan being attributed to the Lender making such loan).

     "Reserve Factor" shall mean, as of any date, a number equal to the greater
      --------------
of (i) 1.0 minus the percentage advance rate (expressed as a decimal fraction)
           -----
applicable to Eligible Inventory used by the Agent in its most recent determination of the Borrowing Base and (ii) 0.45.

     "Reserves" shall mean, with respect to the Borrowing Base, reserves against
      --------
any Eligible Inventory, Eligible In-Transit Inventory, Eligible Real Property or Signature Earnings which Agent may, in its sole reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expense or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

     "Restricted Payment" shall mean (a) the declaration or payment of any
      ------------------
dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock;
(b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to any subordinated debt of a Person; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any stockholder of such Person (in his, her or its capacity as a stockholder); and (g) any payment of management fees (or other fees of a similar nature) by such Person to any holder of such Person's Stock or their Affiliates.

     "Retiree Welfare Plan" shall mean, at any time, a Plan that is a "welfare
      --------------------
plan" as defined in Section 3(2) of ERISA, that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

     "Revolving Credit Advance" shall have the meaning assigned to it in Section
      ------------------------                                           -------
1.1(a)(i).
---------

     "Revolving Loan" shall mean as the context may require, at any time, the
      --------------
sum of the aggregate amount of the (i) Revolving Credit Advances plus (ii)
                                                                 ----
Letter of Credit Obligations.

     "Revolving Loan Commitment" shall mean (a) as to any Lender, the aggregate
      -------------------------
commitment of such Lender to make Revolving Credit Advances (including without duplication, the Swing Line Advances) and/or incur Letter of Credit Obligations as set forth in the signature page to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances (including, without duplication, the Swing Line Advances) and/or incur Letter of Credit Obligations, which aggregate commitment shall be One Billion Dollars ($1,000,000,000) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

     "Revolving Note" or "Revolving Notes" shall have the respective meanings
      --------------      ---------------
assigned to it thereto in Section 1.1(a)(ii).
                          ------------------

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "SEC Documents" shall have the meaning assigned to it in Section 3.19.
      -------------                                           ------------

     "Settlement Date" shall have the meaning assigned to it in Section
      ---------------                                           -------
      9.9(a)(ii).
      ----------

     "Signature" shall mean Signature Financial/Marketing, Inc. and its
      ---------
      Subsidiaries.

     "Signature Availability" shall mean, as of any date, the lesser of (a)
      ----------------------
Signature Earnings  as of such date multiplied by four (4) minus the aggregate
                                    ----------             -----
outstanding Indebtedness of Signature as of such date and (b) $300,000,000; provided that if a transaction involving the sale, transfer, conveyance or other
--------
disposition of the Stock or all or substantially all of the assets of Signature, which transaction would result in the receipt by Borrower Representative of net proceeds in an amount less than an amount equal to Signature Earnings as of such date multiplied by four (4) minus the aggregate outstanding indebtedness of
     ----------             -----
Signature as of such date (the "Signature Net Proceeds"), is presented for
                                ----------------------
approval to the board of directors of Parent or Borrower Representative, together with the recommendation of management and such board either does not reject such transaction within ten (10) Business Days or approves or otherwise authorizes such transaction, then "Signature Availability" shall mean an amount
                                   ----------------------
equal to the Signature Net Proceeds.

     "Signature Earnings" shall mean, as of any date, the sum of (i) aggregate
      ------------------
pre-tax earnings (calculated without giving effect to non-recurring gains or losses) of Signature for the prior twelve (12) months for which financial results have been reported immediately preceding the determination date to be calculated in accordance with GAAP and (ii) to the extent the aggregate pre-tax earnings calculated pursuant to clause (i) have been reduced by any marketing
                                ----------
service fees paid by Signature to the Borrower Representative during such prior twelve (12) month period in consideration for Borrower Representative permitting Signature access to the information and credit files of Borrower Representative relating to Borrowers' credit card holders, the amount of such marketing service fees.

     "Standby Letter of Credit" shall mean any letter of credit issued for the
      ------------------------
purpose of guaranteeing the performance by any Credit Party or Marinco of any its obligations other than a Trade Letter of Credit.

     "Stock" shall mean all shares, options, warrants, general or limited
      -----
partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended).

     "Subsidiary" shall mean, with respect to any Person, (a) any corporation of
      ----------
which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.

     "Supermajority Lenders" shall mean (a) Lenders having more than ninety-five
      ---------------------
percent (95%) of the Revolving Loan Commitments of all Lenders, or (b) if the Revolving Loan Commitments have been terminated, more than ninety-five percent (95%) of the aggregate outstanding amount of all Loans (with the Swing Line Loan being attributed to the Lender making such Loan).

     "Swing Line Advance" shall have the meaning assigned to it in Section
      ------------------                                           -------
1.1(b)(i).
---------

     "Swing Line Availability" shall have the meaning assigned to it in Section
      -----------------------                                           -------
1.1(b)(i).
---------

     "Swing Line Commitment" shall mean, as to the Swing Line Lender, the
      ---------------------
commitment of the Swing Line Lender to make Swing Line Loans as set forth on the signature page to the Agreement, which commitment constitutes a subfacility of the Revolving Loan Commitment of the Swing Line Lender.

     "Swing Line Lender" shall mean GE Capital.
      -----------------

     "Swing Line Loan" shall mean, as the context may require, at any time, the
      ---------------
aggregate amount of Swing Line Advances outstanding.

     "Swing Line Note" shall have the meaning assigned to it thereto in Section
      ---------------                                                   -------
1.1(b)(ii).
----------

     "Synthetic Lease" shall mean any lease that qualifies under FAS 13 as an
      ---------------
off balance sheet lease or financing and pursuant to which any Credit Party maintains ownership of the property subject to such lease or financing for tax purposes.

     "Synthetic Lease Obligation" shall mean, with respect to any Synthetic
      --------------------------
Lease of any Person, the amount of such Person's aggregate payment obligations thereunder determined in the same manner as if such Synthetic Lease were a Capital Lease.

     "Taxes" shall mean taxes, levies, imposts, deductions, Charges or
      -----
withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Agent or a Lender by the jurisdictions under the laws of which Agent and Lenders are organized or any political subdivision thereof.

     "Termination Date" shall mean the date on which the Loans have been
      ----------------
indefeasibly repaid in full and all other Obligations under the Agreement and the other Loan Documents have been completely discharged and all Letter of Credit Obligations have been cash collateralized, cancelled or backed by stand-by letters of credit in accordance with Annex B, and none of Borrowers shall
                                        -------
have any further right to borrow any monies under the Agreement.

     "Title IV Plan" shall mean an employee pension benefit plan, as defined in
      -------------
Section 3 (2) of ERISA (other than a Multiemployer Plan), which is covered by Title IV of ERISA, and which any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Trade Letter of Credit" shall mean trade letters of credit issued by the
      ----------------------
L/C Issuer for the account of Borrowers for payment of the purchase price of finished goods inventory which will be Eligible In-Transit Inventory upon presentation of a draft under that trade letter of credit.

     "Unfunded Pension Liability" shall mean, at any time, the aggregate amount,
      --------------------------
if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Credit Party or any ERISA Affiliate as a result of such transaction.

     "United States Trustee" shall mean the United States Trustee appointed to
      ---------------------
serve in the District of Delaware pursuant to 28 U.S.C. ' 581 et seq.
                                                              ------

     "Withdrawal Liability" shall mean, at any time, the aggregate amount of the
      --------------------
liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

     All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Appendices, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Appendices.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                             ANNEX B (SECTION 1.2)
                                      -----------
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------

                               LETTERS OF CREDIT
                               -----------------

     (a) Issuance.  Subject to the terms and conditions of the Agreement, Agent
         --------
and Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower Representative on behalf of the applicable Borrower and for such Borrower's account, Letter of Credit Obligations by causing Letters of Credit to be issued (by a bank or other legally authorized Person selected by or acceptable to Agent in its sole discretion (each, an "L/C Issuer")) for such Borrower's account and guaranteed
                      ----------
by Agent, on behalf of Lenders; provided that if the L/C Issuer is a Lender,
                                --------
then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter
             -----------------
of Credit Obligations shall not, at any time, exceed the least of (i) $350,000,000 (the "L/C Sublimit") and (ii) the Maximum Amount less the aggregate
                   ------------                               ----
principal balance of the Revolving Credit Advances and the Swing Line Loan and
(iii) the Borrowing Base plus the product of (A) the L/C Advance Rate multiplied
                         ----                                         ----------
by (B) the aggregate outstanding Letter of Credit Obligations incurred in respect of Trade Letters of Credit at such time less the aggregate outstanding
                                                ----
principal balance of the Revolving Credit Advances and the Swing Line Loan. Subject in all respects to the immediately preceding sentence, the aggregate amount of all Letters of Credit Obligations incurred in respect of (i) Trade Letters of Credit shall not, at any time, exceed $200,000,000 and (ii) Standby Letters of Credit shall not, at any time, exceed $200,000,000. No such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof, and neither Agent nor Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date which is later than the Commitment Termination Date.

     (b) (i)  Advances Automatic; Participations.  In the event that Agent or
              ----------------------------------
any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed, unless reimbursed on demand by Borrowers, automatically to constitute a Revolving Credit Advance under Section
                                                                        -------
1.1(a) of the Agreement regardless of whether a Default or Event of Default
------
shall have occurred and be continuing and notwithstanding any Borrower's failure to satisfy the conditions precedent set forth in Section 2, and each Lender
                                                 ---------
shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to Agent for Agent's own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender's Pro Rata Share of any such payment.

     (ii) If the L/C Issuer is a Lender and if it shall be illegal or unlawful for any Borrower to incur Revolving Credit Advances as contemplated by paragraph
                                                                       ---------
(b)(i) above or if it shall be illegal or unlawful for any Lender to be deemed
------
to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, then (i) immediately and without further action whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (ii) thereafter, immediately upon issuance of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

     (c)   Cash Collateral. If Borrowers are required to provide cash collateral
           ---------------
for any Letter of Credit Obligations pursuant to the Agreement on or prior to the Commitment Termination Date, Borrowers will pay to Agent for the benefit of Lenders cash or Cash Equivalents in an amount equal to one hundred five percent (105%) of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at
                                         -----------------------
a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Borrowers hereby pledge and grant to Agent, on behalf of Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a security agreement under
                          -------
applicable law.

     If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall (i) provide cash collateral therefor in the manner described above; (ii) cause all such Letters of Credit and guaranties thereof to be canceled and returned; or (iii) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration as, and in an amount equal to one hundred five percent (105%) of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to Agent in its sole discretion.

     From time to time after funds are deposited in the Cash Collateral Account by Borrowers, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrowers to Lenders with respect to such Letter of Credit Obligations of Borrowers and, upon the satisfaction in full of all Letter of Credit Obligations of Borrowers, to any other Obligations of Borrowers then due and payable.

     No Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations when due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law.

     (d) Fees and Expenses.  Borrowers agree to pay to Agent for the benefit of
         -----------------
Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (x) all costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (y) for each month (or for a portion of any month) during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal to the
                                --------------------
Applicable Standby L/C Margin or the Applicable Trade L/C Margin multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month. In addition, Borrowers shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

     (e) Request for Incurrence of Letter of Credit Obligations.  The Agent may
         ------------------------------------------------------
require Borrower Representative to give Agent at least two (2) Business Days prior written notice requesting the incurrence of any Letter of Credit Obligation, specifying the date such Letter of Credit Obligation is to be incurred, identifying the beneficiary and the Borrower to which such Letter of Credit Obligation relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) to be guarantied. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower Representative and approvals by Agent may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower Representative, Agent and the L/C Issuer.

     (f)    Obligation Absolute.  The obligations of Borrowers and Guarantors to
            -------------------
reimburse Agent and Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent or the L/C Issuer with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrowers, Guarantors and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

     (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

     (ii) the existence of any claim, set-off, defense or other right which any Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

     (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (iv) payment by Agent or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit or such guaranty, except as set forth in the proviso to clause (iii) of the second
                                                ------------
paragraph of paragraph (g) below;
             -------------

     (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

     (vi) the fact that a Default or an Event of Default shall have occurred and be continuing.

     (g) Indemnification; Nature of Lenders' Duties.  In addition to amounts
         ------------------------------------------
payable as elsewhere provided in the Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including attorneys' fees and allocated costs of internal counsel) which Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or guaranty thereof, or (ii) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

     As between Agent and any Lender, on the one hand, and Borrowers and Guarantors, on the other hand, Borrowers and Guarantors assume all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither Agent nor any Lender shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided that in the case
                                                     --------
of any payment by Agent or the L/C Issuer if it is a Lender under any Letter of Credit or guaranty thereof, Agent or such L/C Issuer shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; or (viii) for any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the Agreement.

           Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and such L/C Issuer.

     ANNEX D
                     IN THE UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE


IN RE:                                     :
                                           :   JOINTLY ADMINISTERED
MONTGOMERY WARD HOLDING CORP.,             :
A DELAWARE CORPORATION, ET AL.,            :   CASE NO. 97-1409 (PJW)
                                           :
                            DEBTORS.       :   CHAPTER 11



                INTERIM ORDER (I) AUTHORIZING DEBTORS TO OBTAIN
                  POSTPETITION FINANCING PURSUANT TO SECTION
              364(C)(1) AND 364(C)(2) OF THE BANKRUPTCY CODE AND
               FEDERAL RULE OF BANKRUPTCY PROCEDURE 4001(C) AND
               (II) SCHEDULING AND APPROVING THE FORM AND METHOD
                OF NOTICE OF THE HEARING ON THE DEBTORS' MOTION
                   TO INCUR SUCH FINANCING ON A FINAL BASIS
                   ----------------------------------------

           Upon the motion, dated July 8, 1997 (the "Motion"), of Montgomery Ward & Co., Incorporated ("Montgomery Ward"), Lechmere, Inc. ("Lechmere"), and the other above-referenced debtors and debtors in possession (collectively, the "Guarantors"), each as debtor and debtor in possession (Montgomery Ward, Lechmere and the Guarantors hereinafter referred to collectively, as the "Debtors"), for an order (a) authorizing, pursuant to section 364(c)(1) and 364(c)(2) of title 11 of the United States Code (the "Bankruptcy Code") and Rule 4001(c) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), Montgomery Ward and Lechmere to obtain postpetition financing and for the Guarantors to guaranty the payment of such obligations, pursuant to the terms and provisions of that certain Post-Petition Loan and Guaranty Agreement, dated as of July

, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Post-Petition Loan Agreement"/1/ by and among the Debtors, General Electric Capital Corporation ("GE Capital"), as Agent and Lender, and the other Lenders named therein, in substantially the form of Exhibit "A" annexed to the Motion, (i) with priority over any and all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code pursuant to section 364(c)(1) of the Bankruptcy Code, and (ii) to be secured pursuant to section 364(c)(2) of the Bankruptcy Code by a first priority, senior security interest in and lien upon all cash maintained in the Cash Collateral Account and any direct investment of funds contained therein (all of the foregoing property being hereinafter referred to in this Order as the "Cash Collateral"), subject in each case to Permitted Expenses, (b) pending a final hearing on the Motion (the "Final Hearing"), authorizing emergency postpetition loans and letters of credit under the Post-Petition Loan Agreement to and including the date on which the Permanent Financing Order is entered (the "Interim Facility"), and (c) in accordance with Bankruptcy Rule 4001(c)(2), scheduling the Final Hearing and approving notice with respect thereto; and the Court having considered the Motion and the Exhibits attached thereto, including, without limitation, the Post-Petition Loan Agreement; and in accordance with Bankruptcy Rule 4001(c)(1) and (2), due and proper notice of the Motion having been given; a hearing to consider approval of the Interim Facility having been held and concluded on the date hereof (the "Interim Hearing"); and upon all of the pleadings filed with the Court and all of the proceedings held before the Court; and after due deliberation and consideration and good and sufficient cause appearing therefor,

          IT IS HEREBY FOUND:

          A0   On July 7, 1997 (the "Petition Date"), the Debtors each commenced in this Court a case under chapter 11 of the Bankruptcy Code. The Debtors are continuing to operate their respective businesses and manage their respective properties as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

          B0   Pursuant to an Order of this Court, these chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered.

          C0   This Court has jurisdiction over this proceeding and the parties in interest and properties and interests in properties affected hereby under sections 157(b) and 1334 of title 28 of the United States Code (the "Judiciary Code"). Consideration of the Motion constitutes a core proceeding under section 157(b)(2) of the Judiciary Code.

          D0   The Debtors' businesses require the availability of credit in order to finance the ordinary costs of their operations. Without such credit, the Debtors will not be able to pay their employees and other direct operating expenses. Inability to obtain such credit would result in a disruption of the Debtors' businesses and would cause irreparable harm to the Debtors' estates.

          E0   The Debtors are unable to obtain interim or permanent financing from sources other than the Lenders on terms more favorable than under the Loan Documents (hereinafter referred to as the "Post-Petition Loan Documents"). The Debtors have been unable to obtain interim unsecured credit solely under section 503(b)(1) of the Bankruptcy Code as an administrative expense. New credit is unavailable to the Debtors without (a) granting to the Agent and the Lenders claims having priority over all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code (other than Permitted Expenses) and (b) securing such loans and other obligations with the granting of a first priority senior security interest in all of the Cash Collateral in accordance with the Post-Petition Loan Documents and section 364(c)(2) of the Bankruptcy Code.

          F0   Pursuant to the terms of the Post-Petition Loan Documents, the
Lenders have agreed to provide financing to the Debtors, subject to (i) the entry of this Order, (ii) the terms and conditions of the Post-Petition Loan Agreement and the other Post-Petition Loan Documents, and (iii) a finding by the Court that such financing is essential to the Debtors' estates and is in good faith, and that the security interests, liens, claims, superpriority claims and other protections granted to the Agent and the Lenders pursuant to this Order, the Post-Petition Loan Agreement and the other Post-Petition Loan Documents will not be affected by any subsequent reversal, modification, vacatur or amendment of this Order or any other order, as provided in section 364(e) of the Bankruptcy Code.

          G0   Notice of the Interim Hearing has been given to the United States
Trustee and counsel to each of GE Capital, Montgomery Ward=s bank group and its insurance company lender group. Under the urgent circumstances, requisite notice of the Motion and the relief requested thereby has been given in accordance with Bankruptcy Rule 4001, which notice is sufficient for all purposes under the Bankruptcy Code, including, without limitation, sections 102(1) and 364 of the Bankruptcy Code, and no other notice need be given for entry of this Order.

          H0 The ability of the Debtors to finance their respective operations and the availability to them of sufficient working capital through the incurrence of new indebtedness for borrowed money and other financial accommodations is in the best interests of the Debtors and their respective creditors and estates. The Interim Facility authorized hereunder is vital to avoid immediate irreparable harm to the Debtors' estates and to allow the orderly continuation of the Debtors' businesses.

          I0   The Post-Petition Loan Agreement and the other Post-Petition Loan
Documents have been negotiated in good faith and at arm's length between the Debtors, the Agent and the Lenders and any credit extended, letters of credit issued and loans made to the Debtors by the Lenders shall be deemed to have been extended, issued or made, as the case may be, in good faith within the meaning of section 364(e) of the Bankruptcy Code.

          J0   The terms of the Post-Petition Loan Documents are fair and reasonable, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties and are supported by reasonably equivalent value and fair consideration.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED:

          1a   The Motion is granted with respect to the Interim Facility and the relief requested therein applicable to the Interim Facility.

          2a   The Debtors are authorized to execute and deliver the Post-
Petition Loan Agreement and the other Post-Petition Loan Documents, and to perform their respective obligations thereunder in accordance with the terms thereof. The Post-Petition Loan Agreement and the other Post-Petition Loan Documents are approved by this Order and by this reference incorporated herein as part of this Order.

          3a   Upon execution and delivery of the Post-Petition Loan Agreement and the other Post-Petition Loan Documents, such agreements, documents and instruments shall constitute valid, binding obligations of the Debtors, enforceable against each of the Debtors in accordance with their terms; provided, however, that notwithstanding any other provision hereof or of the
--------  -------
Post-Petition Loan Agreement, or the other Post-Petition Loan Documents, pending the entry of the Permanent Financing Order, there shall not be at any time outstanding (a) Advances and (b) Letter of Credit Obligations in an aggregate amount exceeding $300,000,000.

          4a   Each of the Debtors is authorized and directed to take and effect all actions, to execute and deliver all agreements, instruments and documents and to pay all present and future fees, costs, expenses and taxes that may be provided for under or required or necessary for its performance under the Post-Petition Loan Agreement and the other Post-Petition Loan Documents, including, without limitation, the execution and delivery of the Post-Petition Loan Agreement and the Notes in substantially the form attached to the Post-Petition Loan Agreement, and the performance of all of its obligations thereunder.

          5a   Except as expressly provided in this Order, no expenses of administration of these chapter 11 cases or any future proceeding or case which may result therefrom, including, without limitation, liquidation in bankruptcy or other proceedings under the Bankruptcy Code, or other administrative claims, including, without limitation, fees and expenses of professionals, shall be charged against the Cash Collateral or the Agent and the Lenders under section 506(c) of the Bankruptcy Code or otherwise.

          6a   Permitted Expenses shall include only claims of the following parties for the following amounts: (i) the unpaid fees of the Office of the United States Trustee or the Clerk of the Court payable pursuant to 28 U.S.C. ' 1930(a), and (ii) the aggregate allowed unpaid compensation for services rendered or reimbursement of expenses incurred that are permitted to be paid by the Bankruptcy Court under sections 330 or 331 of the Bankruptcy Code to professionals retained pursuant to an order of the Bankruptcy Court by the Debtors or any statutory committee appointed pursuant to section 1102 of the Bankruptcy Code in these chapter 11 cases (a "Committee") in an amount not to exceed $5,000,000 in the aggregate; provided, however, that Permitted Expenses
                                    --------  -------
shall not include, apply to, or be available for any fees or expenses incurred by professionals including, without limitation, any professionals retained by the Debtors, to the extent incurred to contest in any proceeding or any other action (x) the validity, binding effect or enforceability of the Post-Petition Loan Documents or the Notes or the amount of the Loans or the Obligations outstanding under the Post-Petition Loan Agreement or the other Post-Petition Loan Documents or (y) any other rights or interests of the Agent or any Lender under the Post-Petition Loan Documents; provided, further, however, that the
                                        --------  -------  -------
foregoing proviso shall not limit the availability of fees and expenses incured by professionals for the Committee in connection with the Final Hearing. So long as no Default or Event of Default shall have occurred and be continuing, the Debtors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce Permitted Expenses. The foregoing shall not be construed as consent to the allowance of any fees and expenses referred to above and shall not affect the right of the Debtors, the Agent or the Lenders to object to the allowance and payment of such amounts.

          7a   The Obligations shall constitute, in accordance with section
364(c)(1) of the

Bankruptcy Code, claims against each of the Debtors in its chapter 11 case which are administrative expense claims having priority over any and all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, subject only to Permitted Expenses. Except for Permitted Expenses, no costs or administrative expenses which have been or may be incurred in the Debtors' chapter 11 cases or in subsequent cases under chapter 7 of the Bankruptcy Code as a result of a conversion pursuant to section 1112 of the Bankruptcy Code, and no priority claims, are or will be prior to or on a parity with the claims of the Agent and the Lenders with respect to the Obligations. Except for Permitted Expenses, no other claim, security interest or lien having a priority superior to or pari passu with that granted by this Order to the
                          ---- -----
Agent and the Lenders shall be granted while any portion of the Obligations remains outstanding.

          8a   As security for the payment and performance of all Obligations, the Agent and the Lenders are granted, effective immediately, in accordance with section 364(c)(2) of the Bankruptcy Code, a first priority perfected security interest in and lien on the Cash Collateral, senior in all respects to any and all present and future liens, if any, which encumber the Cash Collateral, subject to Permitted Expenses. The security interests and liens granted to the Agent and the Lenders shall not be made on a parity with, or subordinated to, any other security interest or lien under section 364(d) of the Bankruptcy Code or otherwise.

          9a   The Debtors may use the proceeds of the loans and advances made pursuant to the Post-Petition Loan Agreement only for the purposes specifically set forth in the Post-Petition Loan Agreement. None of the loans or advances or any proceeds of the Loan may be used by the Debtors or any other person or entity to contest in any proceeding or any other action (x) the validity, binding effect or enforceability of the Post-Petition Loan Documents or the Notes or the amount of the Loans or the Obligations outstanding under the Post-Petition Loan Agreement or any other Post-Petition Loan Documents or (y) any other rights or interests of the Agent or any Lender under the Post-Petition Loan Documents; provided, however, that nothing herein shall limit the
                --------  -------
availability of fees and expenses incurred by professionals for the Committee in connection with the

Final Hearing.

          10a The Obligations shall become due and payable, without notice or demand, on the Commitment Termination Date.

          11a The Agent and the Lenders shall not be required to file financing statements or similar instruments in any jurisdiction or effect any other action to attach or perfect the security interests and liens granted under this Order, the Post-Petition Loan Agreement or any other Post-Petition Loan Documents. Notwithstanding the foregoing, the Agent and the Lenders may, in their sole discretion, file such financing statements or similar instruments or otherwise confirm perfection of such liens and security interests without seeking modification of the automatic stay under section 362 of the Bankruptcy Code and all such documents shall be deemed to have been filed or recorded at the time and on the date of entry of this Order.

          12a Upon the occurrence and during the continuance of any Event of Default, the Post-Petition Loan Agreement shall be subject to termination in the sole discretion of the Lenders as provided therein, and upon 24 hours' prior notice by the Agent to the Debtors, any Committee and the United States Trustee, the Agent and the Lenders shall have immediate relief from the automatic stay of section 362(a) of the Bankruptcy Code, without further order of the Court, to enforce their liens and security interests in any manner provided in the Post-Petition Loan Agreement, the other Post-Petition Loan Documents or herein, or otherwise to take any enforcement or remedial action provided by such agreements or applicable law, including, without limitation, the right of setoff. Notwithstanding the occurrence of an Event of Default or the Commitment Termination Date or anything herein, all of the rights, remedies, benefits and protections provided to the Agent and the Lenders under this Order and the Post-Petition Loan Documents shall survive the Commitment Termination Date.

          13a If it becomes necessary for the Agent or the Lenders, at any time, to exercise any of their rights and remedies hereunder or under applicable law in order to effect repayment of the Obligations or to receive any amounts or remittances due in connection therewith, including, without limitation, exercising rights with respect to the Cash Collateral, the Agent and the Lenders may, without further order of this Court, exercise such rights and remedies as to all or such part of the Cash Collateral as the Agent and the Lenders may elect in their sole discretion, subject to the Agent having given 24 hours' notice to the Debtors, any Committee and the United States Trustee.

          14a Nothing contained herein shall limit or expand the rights of the Agent or the Lenders under applicable law to (i) seek relief from the automatic stay of section 362 of the Bankruptcy Code at any future time in connection with any prepetition obligations that may be owed by any of the Debtors to Agent or any Lender, (ii) request a conversion of any or all of the Debtors' chapter 11 cases to chapter 7 or the appointment of a trustee or an examiner under section 1104 of the Bankruptcy Code, or (iii) propose, subject to the provisions of section 1121 of the Bankruptcy Code, a chapter 11 plan or plans in any or all of the Debtors' chapter 11 cases.

          15a The provisions of this Order shall be binding upon and inure to the benefit of the Agent, the Lenders, the Debtors, and their respective successors and assigns. This Order shall bind any trustee hereafter appointed for the estate of any of the Debtors, whether in the chapter 11 cases or in the event of the conversion of any chapter 11 case to a liquidation under chapter 7 of the Bankruptcy Code. Such binding effect is an integral part of this Order.

          16a The Obligations will not be discharged by the entry of an order confirming a plan or plans of reorganization in the Debtors' chapter 11 cases.

          17a Except as expressly permitted by the Post-Petition Loan Agreement, the Debtors will not, at any time during these chapter 11 cases, grant mortgages, security interests or liens in any property to any other parties pursuant to section 364 of the Bankruptcy Code or otherwise.

          18a Any and all Claims against any or all of the Debtors arising out of or based on any of the Intercompany Obligations, whether or not such Intercompany Obligation arises prior to or subsequent to the

Petition Date, shall be subordinated to any and all Claims of the Agent or the Lender on account of the Obligations pursuant to Section 1.18 of the Post-Petition Loan Agreement.

          19a Without limiting the rights of access and information afforded the Agent and the Lenders under the Post-Petition Loan Documents, each of the Debtors shall be required to afford representatives, agents and/or employees of the Agent and the Lenders access to such entity's premises and its records in accordance with the Post-Petition Loan Documents and shall cooperate, consult with, and provide to such persons all such non-privileged information as they may reasonably request.

          20a The Obligations of the Borrowers shall be joint and several and the Obligations of the Guarantors shall be joint and several.

          21a If any or all of the provisions of this Order or the Post-Petition Loan Agreement or any other Loan Document are hereafter modified, vacated, amended or stayed by subsequent order of this Court or any other Court, such modification, vacatur, amendment or stay shall not affect the validity of any obligation to the Agent or the Lenders that is or was incurred prior to the effective date of such modification, vacatur, amendment or stay, or the validity and enforceability of any security interest, lien or priority authorized or created by this Order, the Post-Petition Loan Agreement or any other Loan Document and, notwithstanding any such modification, vacatur, amendment or stay, any obligations of the Debtors pursuant to this Order or the Post-Petition Loan Agreement or any other Loan Document arising prior to the effective date of such modification, vacatur, amendment or stay shall be governed in all respects by the original provisions of this Order and the Post-Petition Loan Agreement and the other Post-Petition Loan Documents, and the validity of any such credit extended or security interest or lien granted pursuant to this Order or the Post-Petition Loan Agreement or the other Post-Petition Loan Documents is subject to the protection accorded under section 364(e) of the Bankruptcy Code.

          22a This Order constitutes findings of fact and conclusions of law and takes effect and becomes enforceable immediately upon execution hereof; provided, however, that
                                                       --------  -------
this Order shall not be effective unless and until an order of this Court, acceptable to the Agent, is entered approving the assumption of the Account-Related Agreements.

          23a  This matter is set for a Final Hearing at 3:00 p.m.
(Eastern Time) on July 31, 1997 in this Court, at which time any party-in-interest may appear and state its objections, if any, to the borrowings by the Debtors. The following parties shall immediately, and in no event later than July 11, 1997, be mailed copies of this Order or such written summary of this Order as the Court may approve: Office of the United States Trustee; the attorneys for the Agent and the Lenders; the United States Internal Revenue Service; the Pension Benefit Guaranty Corporation; the twenty (20) largest unsecured creditors of the Debtors; and any indenture trustees with respect to any indebtedness issued by the Debtors. Objections shall be in writing and shall be filed with the Clerk of the Bankruptcy Court with a copy served upon and received by Jones, Day Reavis, and Pogue, 77 West Wacker, Chicago, Illinois 60601-1692, Attention: David S. Kurtz, Esq.; Richards, Layton & Finger, One Rodney Square, Wilmington, Delaware 19801, Attention: Thomas L. Ambro, Esq.; Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153,
Attention: Bruce R. Zirinsky, Esq.; and Young, Conaway, Stargatt & Taylor, Rodney Square North, 11th Floor, Wilmington, Delaware 19899, Attention: James L. Patton, Jr., Esq., so that such objections are received on or before 4:00 p.m. on July 25, 1997; any objections by creditors or other parties-in-interest to any of the provisions of this Order shall be deemed waived unless filed and received in accordance with the notice on or before the close of business on such date.

Dated:  Wilmington, Delaware
        July 8, 1997



              /s/ Peter J. Walsh
              -----------------------------------------------------------
                                    United States Bankruptcy Judge

                           ANNEX E (SECTION 4.1(A))
                                   ----------------
                                       TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


               FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING
               -------------------------------------------------

     Borrowers shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

     (a) Monthly Financials.  To Agent and Lenders, within thirty (30) days
         ------------------
after the end of each Fiscal Month, financial information regarding Borrowers and their Subsidiaries, certified by a Certifying Officer consisting of consolidated and consolidating (i) unaudited balance sheets of Borrower Representative as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of Borrower Representative of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); (iii) a summary of the outstanding balance of all Indebtedness permitted to be incurred pursuant to
Section 6.2(g); (iv) Signature Earnings for the prior Fiscal Month; and (v) a
--------------
summary of the outstanding balance of all Intercompany Obligations as of the last day of that Fiscal Month. Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate")
                                                  ----------------------
showing the calculations used in determining compliance with each financial covenant set forth on Annex G which is tested on a monthly basis, and (B) the
                      -------
certification of a Certifying Officer that (x) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations and cash flows of Borrower Representative and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such month and for the period then ended and (y) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; provided that the consolidating financial
                                  --------
information shall not include statements of cash flows or comparisons to prior year figures or projections and, in both the consolidated and the consolidating financial statements, Signature shall be accounted for on the "equity method."

     (b) Quarterly Financials.  To Agent and Lenders, within sixty (60) days
         --------------------
after the end of each Fiscal Quarter, consolidated and consolidating financial information regarding Borrowers and their Subsidiaries, certified by a Certifying Officer, including

(i) unaudited balance sheets of Borrower Representative as of the close of such Fiscal Quarter and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and
(ii) unaudited statements of Borrower Representative of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance
                                                             -----------
Certificate" showing the calculations used in determining compliance with each
------------
of the financial covenants set forth on Annex G which is tested on a quarterly
                                        -------
basis and (B) the certification of a Certifying Officer that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrower Representative and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for the period then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; provided that the
                                                     --------
consolidating financial statements shall not include statements of cash flows or comparisons to prior year figures or projections. In addition, Borrowers shall deliver to Agent and Lenders, within sixty (60) days after the end of each Fiscal Quarter, a management discussion and analysis which includes a comparison to budget for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year on a consolidated basis.

     (c) Operating Plan.  To Agent and Lenders, as soon as available, but not
         --------------
later than thirty (30) days after the end of each Fiscal Year, an annual operating plan for Borrowers, approved by the chief executive officer or chief financial officer of each Borrower, for the following year, which will include a statement of all of the material assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for the following year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Availability projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel, Capital Expenditures and facilities.

     (d) Annual Audited Financials.  To Agent and Lenders, within one hundred
         -------------------------
five (105) days after the end of each Fiscal Year, (i) audited Financial Statements for Borrower Representative and its Subsidiaries on a consolidated basis and (ii) unaudited Financial Statements for Borrower Representative and its Subsidiaries on a consolidating basis, consisting, in each case, of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP, the Consolidated Financial Statements shall be certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent and the consolidating Financial Statements shall be certified by a Certifying Officer of Borrower Representative. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth on Annex
                                                                         -----
G, (ii) a report from such accounting firm to the effect that, in connection
--
with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) a letter addressed to Agent, on behalf of itself and Lenders, in form and substance reasonably satisfactory to Agent and subject to standard qualifications taken by nationally recognized accounting firms, signed by such accounting firm acknowledging that Agent and Lenders are entitled to rely upon such accounting firm's certification of such audited Financial Statements, (iv) the annual letters to such accountants in connection with their audit examination detailing material contingent liabilities and material litigation matters, and (v) the certification of a Certifying Officer that all such Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower Representative and its Subsidiaries on a consolidated and consolidating basis, as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; provided that consolidating financial statements shall not include statements of
--------
cash flows or comparative prior year figures.

     (e) Management Letters.  To Agent and Lenders, within five (5) Business
         ------------------
Days after receipt thereof by any Credit Party, copies of all management letters, exception reports or similar letters or reports received by such Credit Party from its independent certified public accountants in their capacity as independent certified public accountants.

     (f) Default Notices.  To Agent and Lenders, as soon as practicable, and in
         ---------------
any event within five (5) Business Days after an executive officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event which has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

     (g) SEC Filings and Press Releases.  To Agent and Lenders, promptly upon
         ------------------------------
their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the SEC or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Credit Party to the public concerning material adverse changes or developments in the business of any such Person.

     (h) Supplemental Schedules.  To Agent, supplemental disclosures, if any,
         ----------------------
required by Section 5.4 of the Agreement.
            -----------

     (i) Litigation.  To Agent in writing, promptly upon learning thereof,
         ----------
notice of any Litigation commenced or threatened against any Credit Party that
(i) seeks damages in excess of $500,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by any Credit Party or (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities.

     (j) To Agent, copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Inventory of any Borrower is located, and (ii) such other notices or documents as Agent may request in its reasonable discretion.

     (k) Other Documents.  To Agent and Lenders, such other financial and other
         ---------------
information respecting any Credit Party's business or financial condition as Agent, or any Lender through the Agent, shall, from time to time, reasonably request.

     (l) Claims Register.  The official claims register as prepared by the
         ---------------
Official Claims Agent in the chapter 11 cases of the Credit Parties.

                           ANNEX F (SECTION 4.1(B))
                                    --------------
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


                                    REPORTS
                                    -------

     Borrowers shall deliver or cause to be delivered the following:

     (a) To Agent, upon its request, and in no event less frequently than fifteen (15) days after the end of each Fiscal Month (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), each of the following:

     (i) a Borrowing Base Certificate with respect to Borrowers, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

     (ii) with respect to Borrowers, a summary of Inventory by location and type, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

     (b) To Agent, on the second (2nd) Business Day of each week (measured from Sunday through Saturday) or more frequently as Agent may request from time to time, the following information (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date): (i) the estimated cost of goods sold by each Credit Party during the current Fiscal Month to date; (ii) the total sales for each Credit Party during such period; and (iii) the estimated aggregate amount of Inventory received by the Borrowers during such period.

     (c) To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E, month-end Inventory reports of each
                                 -------
Borrower reconciled to such Borrower's general ledger and monthly Financial Statements delivered pursuant to such Annex E, in each case accompanied by such
                                      -------
supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

     (d) To Agent, at the time of delivery of each of the Financial Statements delivered pursuant to Annex E a list of any applications for the registration of
                      -------
any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency which any Credit Party thereof has filed in the prior Fiscal Quarter.

     (e) Borrowers, at their own expense, shall deliver to Agent the results of each physical verification, if any, which Borrowers or any of their Subsidiaries may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if a Default or an Event of Default shall have occurred and be continuing, each Borrower shall, upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require).

     (f) Borrowers, at their own expense, shall deliver to Agent such appraisals of their assets as Agent may request at any time after the occurrence and during the continuance of a Default or an Event of Default, such appraisals to be conducted by an appraiser, and in form and substance, satisfactory to Agent.

     (g) Such other reports, statements and reconciliations, with respect to the Borrowing Base of any or all Borrowers, as Agent shall from time to time request in its reasonable discretion.

                             ANNEX G (SECTION 6.6)
                                      -----------
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------

                              FINANCIAL COVENANTS
                              -------------------

     Borrowers shall not breach or fail to comply with any of the following financial covenants (the "Financial Covenants"), each of which shall be
                          -------------------
calculated in accordance with GAAP consistently applied:

     (a)   Maximum Capital Expenditures. Borrowers and their Subsidiaries (other
           ----------------------------
than Signature) on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                              Maximum Capital
     Period                         Expenditures per Period
     ------                         -----------------------

Closing Date to January 3, 1998                $ 50,000,000
Fiscal Year 1998                                125,000,000
January 2, 1999 to June 26, 1999                140,000,000

; provided that the amount of permitted Capital Expenditures referenced above
  --------
will be increased in any period by the positive amount equal to the lesser of
(i) one hundred percent (100%) of the amount of permitted Capital Expenditures for the immediately prior period, and (ii) the amount (if any), equal to the difference obtained by taking the Capital Expenditures limit specified above for the immediately prior period minus the actual amount of any Capital Expenditures
                             -----
expended during such prior period (the "Carry Over Amount"), and for purposes of
                                        -----------------
measuring compliance herewith, the Carry Over Amount shall be deemed to be the first amount spent on Capital Expenditures in that succeeding year.

     (b)   Minimum EBITDA.   Borrowers and their Subsidiaries (other than
           --------------
Signature) on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, EBITDA for the respective periods set forth below of not less than the following:

     (i)   $(75,000,000) for the Fiscal Month ending July 26, 1997;

     (ii)  $(110,000,000) for the two Fiscal Months ending August 30, 1997;

     (iii) $(150,000,000) for the three Fiscal Months ending September 27,
           1997;

     (iv)    $(200,000,000) for the four Fiscal Months ending October 25, 1997;

     (v)     $(225,000,000) for the five Fiscal Months ending November 29, 1997;

     (vi)    $(250,000,000) for the six Fiscal Months ending January 3, 1998;

     (vii) $(300,000,000) for the nine Fiscal Months ending the first Fiscal Quarter of 1998;

     (viii) $(300,000,000) for the twelve Fiscal Months ending the second Fiscal Quarter of 1998;

     (ix) $(200,000,000) for the twelve Fiscal Months ending the third Fiscal Quarter of 1998;

     (x) $(50,000,000) for the twelve Fiscal Months ending the fourth Fiscal Quarter of 1998;

     (xi) $(25,000,000) for the twelve Fiscal Months ending the first Fiscal Quarter of 1999; and

     (xii) $0 for the twelve Fiscal Months ending the second Fiscal Quarter of 1999.

     (c)     Accounting Matters.  Where the character or amount of any asset or
             ------------------
liability or item of income or expense is required to be determined or any consideration or other accounting computation is required to be made for the purpose of the Agreement, including this Annex G, such determination or
                                         -------
calculation shall, at any time and to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP applied in the preparation of the audited consolidated financial statements of the Borrower Representative and its Subsidiaries as at December 28, 1996, with (except as otherwise provided in the following paragraph) such changes thereto as (i) shall be consistent with the then effective GAAP and (ii) shall be concurred in by the independent certified public accountants of recognized national standing certifying any Financial Statements of the Parent and the Borrower Representative.

     Notwithstanding the provisions of the preceding paragraph, if any Accounting Changes (as defined below) occur or have occurred since the preparation of the Financial Statements of Borrower Representative since December 28, 1996, and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Credit Parties, Agent and Lenders agree to enter into negotiations to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Credit Parties' and their Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided that the agreement of Requisite Lenders to any required amendments of
--------
such provisions shall be sufficient to bind all Lenders. "Accounting Changes"
                                                          ------------------
means (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions); (b) changes in accounting principles concurred in by any Borrower's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. If Agent, Credit Parties and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Agent, Credit Parties and Requisite Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                           ANNEX H (SECTION 9.9(A))
                                    --------------
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------

                           WIRE TRANSFER INFORMATION


GECC CAF Depository Account
Account No. 50-232-854
ABA No. 021 001 033
Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10006

                                    ANNEX I
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------

                               NOTICE ADDRESSES


                            IF TO ANY CREDIT PARTY:
                            ----------------------

c/o Montgomery Ward & Co.,    AND      c/o Montgomery Ward & Co.,
  Incorporated                       Incorporated
One Montgomery Ward Plaza              One Montgomery Ward Plaza
Chicago, IL  60671                     Chicago, IL  60671
Attention:  Mr. Don Civgin             Attention:  Secretary
Facsimile:  (312) 467-6911             Facsimile:  (312) 467-3064

                                WITH A COPY TO:

                    Jones, Day, Reavis & Pogue
                    77 West Wacker Drive
                    Chicago, IL  60601-1692
                    Attention:  Robert J. Graves, Esq.
                    Facsimile:  (312) 782-8585


                                 IF TO AGENT:
                                 -----------

                    General Electric Capital Corporation
                    c/o GE Capital Commercial Finance, Inc.
                    105 West Madison, Suite 1600
                    Chicago, IL  60602
                    Attention:  Montgomery Ward Account Manager
                    Facsimile:  (312) 467-3119


                               IF TO ANY LENDER:
                               ----------------

                    General Electric Capital Corporation
                    c/o GE Capital Commercial Finance, Inc.
                    105 West Madison, Suite 1600
                    Chicago, IL  60602
                    Attention:  Montgomery Ward Account Manager
                    Facsimile:  (312) 467-3119

            OR, AS PROVIDED IN THE APPLICABLE ASSIGNMENT AGREEMENT.
                                              --------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                             PAGE
-------                                                             ----
1.  AMOUNT AND TERMS OF CREDIT......................................   2
      1.1.  Credit Facilities.......................................   2
      1.2.  Letters of Credit.......................................   5
      1.3.  Prepayments.............................................   6
      1.4.  Use of Proceeds.........................................   7
      1.5.  Interest and Applicable Margins.........................   7
      1.6.  Calculation of Borrowing Base...........................  10
      1.7.  Fees....................................................  12
      1.8.  Receipt of Payments.....................................  12
      1.9.  Application and Allocation of Payments..................  12
      1.10. Superpriority and Liens.................................  13
      1.11. Loan Account and Accounting.............................  13
      1.12. Indemnity...............................................  14
      1.13. Access..................................................  15
      1.14. Taxes...................................................  16
      1.15. Capital Adequacy; Increased Costs; Illegality...........  17
      1.16. Tranches................................................  19
      1.17. Single Loan.............................................  19
      1.18. Subordination of Intercompany Obligations...............  19

2.  CONDITIONS PRECEDENT............................................  21
      2.1.  Conditions to the Initial Advance or
               Initial Letter of Credit Obligation..................  21
      2.2.  Conditions to Each Advance and Each Letter of
               Credit Obligation....................................  24
      2.3.  Representation and Confirmation.........................  25

3.  REPRESENTATIONS AND WARRANTIES..................................  25
      3.1.  Corporate Existence; Compliance with Law................  25
      3.2.  Executive Offices.......................................  26
      3.3.  Subsidiaries............................................  26
      3.4.  Corporate Power; Authorization; Enforceable
               Obligations..........................................  26
      3.5.  Financial Statements....................................  26
      3.6.  Projections.............................................  27
      3.7.  Ownership of Property; Liens............................  28
      3.8.  Labor Matters...........................................  28
      3.9.  Other Ventures..........................................  28
      3.10. Investment Company Act..................................  29

SECTION                                                            PAGE
-------                                                            ----
      3.11. Margin Regulations.....................................  29
      3.12. Taxes..................................................  29
      3.13. ERISA..................................................  30
      3.14. Brokers................................................  31
      3.15. Trademarks, Copyrights and Licenses....................  31
      3.16. Full Disclosure........................................  31
      3.17. Environmental Matters..................................  32
      3.18. Capital Structure......................................  33
      3.19. SEC Filings............................................  33
      3.20. Signature Earnings.....................................  33
      3.21. EBITDA.................................................  34
      3.22. Intercompany Obligations...............................  34

4.  FINANCIAL STATEMENTS AND INFORMATION...........................  34
      4.1.  Reports and Notices....................................  34
      4.2.  Communication with Accountants.........................  34

5.  AFFIRMATIVE COVENANTS..........................................  34
      5.1.  Maintenance of Existence and
               Conduct of Business.................................  34
      5.2.  Books and Records......................................  35
      5.3.  Compliance with Laws...................................  35
      5.4.  Supplemental Disclosure................................  35
      5.5.  Environmental Matters..................................  35
      5.6.  Employee Plans.........................................  36
      5.7.  Insurance..............................................  38
      5.8.  Payment of Obligations.................................  38
      5.9.  Further Assurances.....................................  39
      5.10. Cash Management System.................................  39
      5.11. Appraisals of Eligible Real Property...................  39
      5.12. Business Plan..........................................  40
      5.13. Appraisals of Inventory................................  40
      5.14. Leases.................................................  40

6.  NEGATIVE COVENANTS.............................................  40
      6.1.  Mergers, Subsidiaries, Etc.............................  41
      6.2.  Indebtedness...........................................  41
      6.3.  Liens..................................................  41

SECTION                                                             PAGE
-------                                                             ----
      6.4.  Sale of Stock and Assets................................  42
      6.5.  ERISA...................................................  42
      6.6.  Financial Covenants.....................................  42
      6.7.  Hazardous Materials.....................................  43
      6.8.  Restricted Payments.....................................  43
      6.9.  Affiliate Transactions..................................  43
      6.10. Business................................................  43
      6.11. Modifications to Interim Financing Order
               or Permanent Financing Order.........................  43
      6.12. Application to the Court................................  44

7.  TERM............................................................  44
      7.1.  Termination.............................................  44
      7.2.  Survival of Obligations Upon Termination
               of Financing Arrangements............................  44

8.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES..........................  45
      8.1.  Events of Default.......................................  45
      8.2.  Remedies................................................  48
      8.3.  Waivers by Credit Parties...............................  49

9.    ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT...........  49
      9.1.  Assignment and Participations...........................  49
      9.2.  Appointment of Agent....................................  52
      9.3.  Agent's Reliance, Etc...................................  53
      9.4.  GE Capital and Affiliates...............................  53
      9.5.  Lender Credit Decision..................................  54
      9.6.  Indemnification.........................................  54
      9.7.  Successor Agent.........................................  55
      9.8.  Setoff and Sharing of Payments..........................  55
      9.9.  Advances; Payments; Non-Funding Lenders;
               Information; Actions in Concert......................  56

10.   SUCCESSORS AND ASSIGNS........................................  59
      10.1. Successors and Assigns..................................  59

11.   MISCELLANEOUS.................................................  59

SECTION                                                            PAGE
-------                                                            ----
      11.1. Complete Agreement; Modification of Agreement..........  59
      11.2. Amendments and Waivers.................................  59
      11.3. Fees and Expenses......................................  61
      11.4. No Waiver..............................................  63
      11.5. Remedies...............................................  63
      11.6. Severability...........................................  63
      11.7. Conflict of Terms......................................  64
      11.8. Confidentiality........................................  64
      11.9. GOVERNING LAW; JURISDICTION............................  64
      11.10. Notices...............................................  65
      11.11. Section Titles........................................  65
      11.12. Counterparts..........................................  65
      11.13. WAIVER OF JURY TRIAL..................................  66
      11.14. Press Releases........................................  66
      11.15. Advice of Counsel.....................................  66
      11.16. No Strict Construction................................  66

12.  GUARANTY......................................................  67
      12.1. Guaranty of Guaranteed Obligations
               of Borrowers........................................  67
      12.2. Demand by Agent or Lenders.............................  68
      12.3. Enforcement of Guaranty................................  68
      12.4. Waiver.................................................  68
      12.5. Benefit of Guaranty....................................  69
      12.6. Modification of Guaranteed Obligations, Etc............  69
      12.7. Deferral of Subrogation, Etc...........................  70
      12.8. Funds Transfers........................................  70

                              INDEX OF APPENDICES

Exhibit 1.1(a)(i)          -    Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)         -    Form of Revolving Note
Exhibit 1.1(b)(iii)        -    Form of Swing Line Note
Exhibit 1.5(e)             Form of Notice of Conversion/Continuation
Exhibit 9.1(a)             Form of Assignment Agreement


Annex A                    -    Definitions
Annex B (Section 1.2)      -    Letters of Credit
Annex C (Section 1.8)      -    [Intentionally Deleted]
Annex D (Section 2.1(a))   -    Form of Interim Financing Order
Annex E (Section 4.1(a))   -    Financial Statements and Projections --
                                Reporting
Annex F (Section 4.1(b))   -    Reports
Annex G (Section 6.10)     -    Financial Covenants
Annex H (Section 9.9(a))   -    Lenders' Wire Transfer Information
Annex I (Section 11.10)    -    Notice Addresses

                              INDEX OF SCHEDULES

Schedule 1.1(c)            -   Authorized Officers (Borrower Representative)
Schedule 2.1(b)(xii)       -   Insurance
Schedule 3.2               -   Executive Offices
Schedule 3.3               -   Subsidiaries
Schedule 3.5(b)            -   Material Obligations and Contingent Liabilities
Schedule 3.8               -   Labor Matters
Schedule 3.9               -   Ventures, Subsidiaries and Affiliates
Schedule 3.12              Tax Matters
Schedule 3.13              ERISA Plans
Schedule 3.15              Intellectual Property
Schedule 3.17              Hazardous Materials
Schedule 3.20              Signature Earnings
Schedule 3.21              EBITDA
Schedule 6.2               -   Indebtedness
Schedule 6.3               -   Liens
Schedule 6.9               -   Non-Arm's Length Affiliate Transactions
Schedule X                 -   First Day Orders

                                EXHIBIT 1.5(E)
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------


          Reference is made to that certain Post-Petition Loan and Guaranty Agreement dated as of July ___, 1997 by and among the undersigned ("Borrower
                                                                    --------
Representative"), the other Persons named therein as Borrowers, the other
--------------
Persons named therein as Credit Parties, General Electric Capital Corporation

("Agent") and the Lenders from time to time signatory thereto (including all
 -------
Appendices, annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement").
                                                            --------------
Capitalized terms used herein without definition are so used as defined in the Loan Agreement.

          Borrower Representative hereby gives irrevocable notice, pursuant to
Section 1.5(e) of the Loan Agreement, of its request to:
--------------

          (a) on [    DATE    ] convert $[________]of the aggregate outstanding
                  ------------
     principal amount of the [______] Loan, bearing interest at the [________] Rate, into a(n) [________] Loan [and, in the case of a LIBOR Loan, having a LIBOR Period of [_____] month(s)];

          [(b)  on [    DATE    ] continue $[________]of the aggregate
                    ------------
     outstanding principal amount of the [______] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of [_____] month(s)].

          Borrower Representative hereby represents and warrants that all of the conditions contained in Section 2.2 of the Loan Agreement have been satisfied on
                        -----------
and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

          IN WITNESS WHEREOF, Borrower Representative has caused this Notice of Conversion/Continuation be executed and delivered on behalf of the Borrowers by its duly authorized officer as of the date first set forth above.


                            MONTGOMERY WARD & CO., INCORPORATED


                            By:______________________________

                            Title:______________________________

                  FORM OF NOTICE OF REVOLVING CREDIT ADVANCE
                  ------------------------------------------


          Reference is made to that certain Post-Petition Loan and Guaranty Agreement dated as of July ___, 1997 by and among the undersigned ("Borrower
                                                                    --------
Representative"), the other Persons named therein as Borrowers, the other
--------------
Persons named therein as Credit Parties, General Electric Capital Corporation

("Agent") and the Lenders from time to time signatory thereto (including all
 -------
Appendices, annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement").
                                                            --------------
Capitalized terms used herein without definition are so used as defined in the Loan Agreement.

          Borrower Representative hereby gives irrevocable notice, pursuant to
Section 1.1(a)(i) of the Credit Agreement, of its request on behalf of the
-----------------
Borrowers for a Revolving Credit Advance to be made on [      DATE    ] in the
                                                        --------------
aggregate amount of $[___________] to be made on [____________, ____] as [an
Index Rate Loan] [as a LIBOR Loan having LIBOR Period of [_____] month(s)].

          [To the extent that the full amount of the Swing Line Loan is not outstanding, Borrower Representative acknowledges that Agent may elect to treat that portion of this Revolving Credit Advance as a Swing Line Advance which shall be an Index Rate Loan.]

          Borrower Representative hereby represents and warrants that all of the conditions contained in Section 2.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the Advance(s) requested hereby, before and after giving effect thereto and to the application of the proceeds therefrom.

          IN WITNESS WHEREOF, Borrower Representative has caused this Notice of Revolving Credit Advance to be executed and delivered by its duly authorized officer as of the date first set forth above.

                              MONTGOMERY WARD & CO.,

INCORPORATED

                              By:_____________________________
                              Title:__________________________

                                EXHIBIT 9.1(A)
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


                         FORM OF ASSIGNMENT AGREEMENT
                         ----------------------------

          This Assignment Agreement (this "Agreement") is made as of ___________ __, by and between __________________________________ ("Assignor Lender") and
________________________ ("Assignee Lender") and acknowledged and consented to by GENERAL ELECTRIC CAPITAL CORPORATION, as agent ("Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Loan Agreement, as hereinafter defined.


                                   RECITALS:
                                   --------

          WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation, Lechmere, Inc., a Massachusetts corporation, (collectively, "Borrowers"), Montgomery Ward Holding Corp., a Delaware corporation ("Parent"), as Guarantor, the other Guarantors signatory thereto, Agent, Assignor Lender and other Persons signatory thereto as Lenders have entered into that certain Post-Petition Loan and Guaranty Agreement dated as of July __, 1997 (including all Appendices, annexes, exhibits or schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which
                                              --------------
Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrowers;

          WHEREAS, Assignor Lender desires to assign to Assignee Lender [all/a portion] of its interest in the Loans (as described below), the Letter of Credit Obligations and the Loan Documents and to delegate to Assignee Lender [all/a portion] of its Revolving Credit Commitments and other duties with respect to such Loans, Letter of Credit Obligations and the Loan Documents;

          WHEREAS, Assignee Lender desires to become a Lender under the Loan Agreement and to accept such assignment and delegation from Assignor Lender; and

          WHEREAS, Assignee Lender desires to appoint Agent to serve as agent for Assignee Lender under the Loan Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

               1.   ASSIGNMENT, DELEGATION, AND ACCEPTANCE

          1.1  Assignment.  Assignor Lender hereby transfers and assigns to
               ----------
     Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [all/such percentage] of
                                         -----------
     Assignor Lender's right, title, and interest in the Loans, Letter of Credit Obligations, and Loan Documents as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof (the "Assigned Amount"), as follows:

     Assignee Lender's Loans        Principal Amount        Pro Rata Share
     -----------------------        ----------------        --------------

     Revolving Loan                 $____________               ____%


          1.2  Delegation.  Assignor Lender hereby irrevocably assigns and
               ----------
delegates to Assignee Lender [all/a portion] of its Revolving Credit Commitment and its other duties and obligations as a Lender under the Loan Documents equivalent to [100%/___%] of Assignor Lender's Revolving Loan Commitment (such percentage representing a commitment of $____________).

          1.3  Acceptance by Assignee Lender.  By its execution of this
               -----------------------------
Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Loan Agreement.

          1.4  Effective Date.  Such assignment and delegation by Assignor
               --------------
Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of ________________ ___, 19___ ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender.

          2.   INITIAL PAYMENT AND DELIVERY OF NOTES

          2.1  Payment of the Assigned Amount.  Assignee Lender will pay to
               ------------------------------
Assignor Lender, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Loans as set forth above in Section 1.1
                                                                     -----------
(the "Assigned Amount").

          2.2  Payment of Assignment Fee.  [Assignor Lender and/or Assignee
               -------------------------
Lender] will pay to Agent, for its own account in immediately available funds, not later than 12:00 noon

(New York time) on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to Section 9.1(a) of the Loan Agreement.

          2.3  Execution and Delivery of Notes.  Following payment of the
               -------------------------------
Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrowers and Agent will obtain from Borrowers for delivery to [Assignor Lender and] Assignee Lender, new executed Notes evidencing Assignee Lender's [and Assignor Lender's respective] Pro Rata Share[s] in the Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the
                        ---------
aggregate maximum principal amount of the [applicable] Revolving Credit Commitment [of the Lender to whom such Note is issued] OR [the Assignee Lender].

          3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

          3.1  Assignee Lender's Representations, Warranties and Covenants.
               -----------------------------------------------------------
Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

          (a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

          (b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

          (c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

          (d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Credit Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Loan Documents and each Credit Party's creditworthiness, has made its decision to become a Lender to Borrowers under the Loan Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

          (e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans, the Letter of Credit Obligations and the Loan Documents for its own account and not with a view to or for sale in connection with any subsequent distribution; provided,
                                                                    --------
however, that at all times the distribution of Assignee Lender's property shall,
-------
subject to the terms of the Loan Agreement, be and remain within its control;

          (f) No future assignment or participation granted by Assignee Lender pursuant to Section 9.1 of the Loan Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

          (g) Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in any Credit Party;

          (h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Credit Party without the prior written consent of Agent; and

          (i) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof [, (ii) is not subject to capital adequacy or similar requirements under Section 1.16(a) of the Loan Agreement, (iii) does not require the payment of any increased costs under Section 1.16(b) of the Loan Agreement, and (iv) is not unable to fund LIBOR Loans under Section 1.16(c) of the Loan Agreement, ] and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender's failure to fulfill its obligations under the terms of Section 1.15(c) of the Loan Agreement [or from any other inaccuracy in the foregoing].

          3.2  Assignor Lender's Representations, Warranties and Covenants.
               -----------------------------------------------------------
Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

          (a) Assignor Lender is the legal and beneficial owner of the Assigned Amount;

          (b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

          (c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

          (d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

          (e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

          (f) This assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

          4.   LIMITATIONS OF LIABILITY

          Neither Assignor Lender (except as provided in Section 3.2) nor Agent
                                                         -----------
makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, or (c) the financial condition of any Credit Party or other obligor or the performance or observance by any Credit Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Credit Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

          5.   FAILURE TO ENFORCE

          No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

          6.   NOTICES

          Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

          7.   AMENDMENTS AND WAIVERS

          No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

          8.   SEVERABILITY

          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.
In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

          9.   SECTION TITLES

          Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

          10.  SUCCESSORS AND ASSIGNS

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          11.  APPLICABLE LAW

          THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

          12.  COUNTERPARTS

          This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                            [signature page follows]

  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


Assignee Lender                     Assignor Lender
---------------                     ---------------

_____________________________       _____________________________


By:__________________________       By:__________________________

Title:_______________________       Title:_______________________



Notice Address                      Notice Address
--------------                      --------------



Account Information:                Account Information
-------------------                 -------------------



Acknowledged and Consented to:

GENERAL ELECTRIC CAPITAL CORPORATION


By: ____________________________________
       Its Duly Authorized Signatory

                              EXHIBIT 1.1(A)(II)
                                      TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT
                   -----------------------------------------


                            FORM OF REVOLVING NOTE
                            ----------------------

                                                 New York, New York
$___,___,___                                     _________ __, ____


          FOR VALUE RECEIVED, EACH OF the undersigned, MONTGOMERY WARD & CO., INC., an Illinois corporation, and LECHMERE, INC., a Massachusetts corporation (collectively, the "Borrowers"), JOINTLY AND SEVERALLY HEREBY PROMISE TO PAY to the order of _______________________ ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at the Collection Account at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of _______________________ DOLLARS AND _______ CENTS ($___,___,___) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Loan Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement or in Annex A thereto.
      -------

          This Revolving Note is one of the Revolving Notes issued pursuant to that certain Post-Petition Loan and Guaranty Agreement dated as of July __, 1997 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all Appendices, annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), and is entitled to the benefit and security of the Loan
 --------------
Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lender to either Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect
--------
the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to either Borrower.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.

          Except as set forth in Section 1.5(b) of the Loan Agreement, if any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          This Note is guaranteed by each Guarantor pursuant to the Loan Agreement.

          Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Time is of the essence with regard to this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

          Except as provided in the Loan Agreement, this Revolving Note may not be assigned by Lender to any Person.

          THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                    MONTGOMERY WARD & CO., INCORPORATED


                                    By:_________________________
                                    Title:______________________

                                    LECHMERE, INC.


                                    By:_________________________
                                    Title:______________________

                                SWING LINE NOTE
                                ---------------

                                                             New York, New York
$25,000,000                                                        July 8, 1997


          FOR VALUE RECEIVED, EACH OF the undersigned, MONTGOMERY WARD & CO., INC., an Illinois corporation, and LECHMERE, INC., a Massachusetts corporation (collectively, the "Borrowers"), JOINTLY AND SEVERALLY HEREBY PROMISE TO PAY to the order GENERAL ELECTRIC CAPITAL CORPORATION ("Swing Line Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent ("Agent"), at the Collection Account at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY-FIVE MILLION DOLLARS AND NO CENTS ($25,000,000) or, if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned under the "Loan Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement or in Annex A
                                                                   -------
thereto.

          This Swing Line Note is the Swing Line Note issued pursuant to that certain Post-Petition Loan and Guaranty Agreement dated as of July 8, 1997 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Swing Line Lender and the other Persons signatory thereto from time to time as Lenders (including all Appendices, annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), and is entitled to the benefit and security of the Loan
 --------------
Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Swing Line Advance made by Swing Line Lender to either Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect
--------
the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Swing Line Note in respect of the Swing Line Advances made by Swing Line Lender to either Borrower.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement.

          If any payment on this Swing Line Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          This Note is guaranteed by each Guarantor pursuant to the Loan Agreement.

          Upon and after the occurrence of any Event of Default, this Swing Line Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          Time is of the essence with regard to this Swing Line Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

          Except as provided in the Loan Agreement, this Swing Line Note may not be assigned by Swing Line Lender to any Person.

          THIS SWING LINE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                    MONTGOMERY WARD & CO., INCORPORATED


                                    By:____________________________
                                      Name:  Douglas V. Gathany
                                      Title: Treasurer


                                    LECHMERE, INC.



                                    By:____________________________
                                      Name:  Douglas V. Gathany
                                      Title: Assistant Treasurer

Unless otherwise defined herein, all capitalized terms used herein have the meanings ascribed to such terms in the Post-Petitin Loan Agreement.

                                      157